UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☑ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12
T-3 Energy Services, Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

T-3 Energy Services, Inc.
7135 Ardmore Street
Houston, Texas 77054
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Time	10:00 a.m., Houston time, on Monday, June 14, 2010

Place	T-3 Energy Services, Inc.
7135 Ardmore Street
Houston, Texas 77054

Items of Business	1. Elect one member to Class III of the Board of Directors.

2. Approve an amendment and restatement of our 2002 Stock Incentive Plan to increase the number of shares of common stock authorized for issuance thereunder from 2,623,000 to 3,573,000.

3. To ratify the selection of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2010.

4. Transact such other business as may properly come before the meeting or any adjournment thereof.

Record Date	April 15, 2010

Annual Report	The Annual Report for the year ended December 31, 2009, which is not a part of the proxy solicitation material, has been mailed along with this Notice and accompanying Proxy Statement.

Proxy Voting	Stockholders of record at the close of business on the Record Date may appoint proxies and vote their shares by signing, dating and mailing the enclosed proxy card in the envelope provided. Stockholders whose shares are held by a broker, bank or other nominee may appoint proxies and vote as provided by that broker, bank or other nominee. This Notice is being sent to holders of our common stock of record at the close of business on April 15, 2010. Each such holder has the right to vote at the meeting or any adjournment or postponement. The list of stockholders entitled to vote at the meeting will be open to the examination of any stockholder for any purpose relevant to the meeting during normal business hours for ten days before the meeting in our corporate office at 7135 Ardmore, Houston, Texas. The list will also be available during the meeting for inspection by the stockholders.
Important Notice Regarding the Availability of Proxy Materials:
The Proxy Statement and 2009 Annual Report are available at www.t3energy.com/Corporate/T3 Annual Report and Proxy Statement.
Whether or not you plan to attend the meeting, please complete, date and sign the enclosed proxy and return it in the envelope provided or you may vote online at www.proxyvoting.com/ttes using the control number printed on the proxy. You may revoke your proxy at any time before its exercise. If you are present at the meeting, you may withdraw your proxy and vote in person.

By Order of the Board of Directors,

Richard M. Safier
General Counsel and Secretary
May 11, 2010

T-3 ENERGY SERVICES, INC.
PROXY STATEMENT
for the
ANNUAL MEETING OF STOCKHOLDERS
To Be Held On Monday, June 14, 2010
     This Proxy Statement and the accompanying proxy/voting instruction card are being furnished to stockholders of record of T-3 Energy Services, Inc. (“T-3 Energy” or “Company”) by the Company’s Board of Directors (the “Board”) in connection with its solicitation of proxies to be used at the 2010 Annual Meeting of Stockholders (the “Annual Meeting”), scheduled to be held at 10:00 a.m. (Houston time) on Monday, June 14, 2010 at the Company’s corporate offices at 7135 Ardmore Street, Houston, Texas 77054, or any postponements or adjournments thereof. This Proxy Statement and the accompanying proxy card contain information related to the Annual Meeting and was first mailed to stockholders on or about May 11, 2010 to all holders of record of our common stock, par value $0.001 per share, as of April 15, 2010. Shares of our common stock represented by proxies will be voted as described below or as specified by each stockholder. Any proxy given by a stockholder may be revoked at any time before the voting by delivering a written notice to our Secretary, by executing and delivering a subsequently dated proxy or by attending the meeting, withdrawing the proxy and voting in person.
QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND
THE ANNUAL MEETING
Q.	Why am I receiving these materials?

A.	The Board is providing these proxy materials for you in connection with the Annual Meeting, which is scheduled to take place on Monday, June 14, 2010. The Board is soliciting proxies to be used at the meeting. You are also invited to attend the Annual Meeting and are requested to vote on the proposals described in this Proxy Statement.

Q.	What information is contained in these materials?

A.	The information included in this Proxy Statement relates to the proposals to be voted on at the Annual Meeting, the voting process, the compensation of our directors and our most highly paid officers, and certain other required information. A proxy card and a return envelope are also enclosed.

Q.	What proposals will be voted on at the Annual Meeting?

A.	The three proposals scheduled to be voted on at the Annual Meeting are (1) the election of one member to Class III of our Board of Directors, (2) the approval of an amendment and restatement of our 2002 Stock Incentive Plan increasing the number of shares of common stock authorized for issuance thereunder from 2,623,000 to 3,573,000, and (3) to ratify the selection of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2010.

Q.	Which of my shares may I vote?

A.	All shares owned by you as of the close of business on the Record Date, April 15, 2010, may be voted by you. On that date, there were 13,068,704 shares of common stock outstanding and entitled to vote at the Annual Meeting. The shares owned by you include shares that are: (1) held directly in your name as the stockholder of record and (2) held for you as the beneficial owner through a stockbroker, bank or other nominee. Each of your shares is entitled to one vote at the annual meeting.

Q.	What constitutes a quorum?

A.	The presence, in person or by proxy, of the holders of a majority of the outstanding shares of T-3 Energy’s common stock is necessary to constitute a quorum at the meeting. If you submit a valid proxy card or attend the meeting, your shares will be counted to determine whether there is a quorum. Abstentions and “broker non-votes” also count towards the quorum.

Q.	What vote is required to approve each item?

A.	The nominee for Class III Director at the Annual Meeting who receives the greatest number of votes cast at the meeting will be elected as our Class III Director. The proposal to amend and restate the 2002 Stock Incentive Plan and the ratification of our independent registered public accounting firm for the year ending December 31, 2010 is subject to the approval of a majority of the shares of common stock voting on the matter.

Broker non-votes and abstentions will not affect the outcome of the ratification of our independent registered public accounting firm for the year ending December 31, 2010. Abstentions have the effect of a vote against the amendment and restatement of the 2002 Stock Incentive Plan. Broker non-votes will not affect the outcome of the vote on the amendment and restatement of the 2002 Stock Incentive Plan. With regard to the election of our Class III Director, votes may be cast in favor of or withheld from the nominee. Votes that are withheld will be excluded entirely from the vote and will have no effect. Recent changes in regulations were made to take away the ability of your bank or broker to vote your uninstructed shares in the election of directors on a discretionary basis. Thus, if you hold your shares in street name and you do not instruct your bank or broker how to vote in the election of directors or on the amendment and restatement of the 2002 Stock Incentive Plan, no votes will be cast on your behalf. However, if you hold your shares in street name and you do not instruct them on how to vote for the ratification of our independent registered public accounting firm, the broker or nominee will have the authority to vote your shares in a manner of his choosing.

Q.	What is the difference between holding shares as a stockholder of record and as a beneficial owner?

A.	Some stockholders of T-3 Energy hold their shares through a stockbroker, bank or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

STOCKHOLDER OF RECORD: If your shares are registered directly in your name with T-3 Energy’s transfer agent, BNY Mellon Shareowner Services, you are considered, with respect to those shares, the stockholder of record, and these proxy materials are being sent directly to you by T-3 Energy. As the stockholder of record, you have the right to grant your voting proxy directly to T-3 Energy or to vote in person at the Annual Meeting. T-3 Energy has enclosed a proxy card for you to use.

BENEFICIAL OWNER: If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you by your broker or other nominee who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to instruct your broker, trustee or other nominee on how to vote and are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote these shares in person at the Annual Meeting unless you obtain a proxy from the broker, trustee or nominee that holds your shares, giving you the right to vote the shares at the Annual Meeting. Your broker or other nominee has enclosed a voting instruction card for you to use in directing the broker or nominee regarding how to vote your shares.

Q.	If my shares are held in “street name” by my broker, will my broker vote my shares for me?

A.	If you have not given your broker discretionary authority to vote your shares, you should follow the directions your broker provides in order to instruct your broker how you wish to vote. If your broker does not receive appropriate instructions from you, the broker may have authority to vote your shares held in street name with respect to certain of the proposals. Under the rules that govern brokers who are voting with respect to shares that are held in street name, brokers have the discretion to vote such shares on routine matters, but not on non-routine matters. Routine matters include the ratification of our independent registered public accounting firm. Non-routine matters include the election of directors and increases in authorized common stock under stock incentive plans. “Broker non-votes” occur when nominees (such as banks and brokers) that hold shares on behalf of beneficial owners do not receive voting instructions from the beneficial owners prior to the meeting and do not have discretionary authority to vote the shares. As such, if you do not follow the directions your broker provides and instruct your broker how you wish to vote, your broker may exercise its discretion and vote on the ratification of our independent registered public accounting firm for the year ending December 31, 2010 but may not vote in the election of our Class III director and on the amended and restated 2002 Stock Incentive Plan.

Q.	How can I vote my shares in person at the Annual Meeting?

A.	Shares held directly in your name as the stockholder of record may be voted in person at the Annual Meeting. If you choose to do so, please bring the enclosed proxy card and proof of identification. Shares held in “street name” may be voted in person by you only if you obtain a signed proxy from the record holder giving you the right to vote the shares. Even if you plan to attend the Annual Meeting, T-3 Energy recommends that you also submit your proxy as described below so that your vote will be counted if you later decide not to attend the Annual Meeting. You may request that your previously submitted proxy card not be used if you desire to vote in person when you attend the meeting.

Q.	How can I vote my shares without attending the Annual Meeting?

A.	If your shares are held in a stock brokerage account or by a bank or other holder of record, you are considered the “beneficial owner” of shares held in street name. The Proxy Statement, Notice of Annual Meeting, the accompanying Proxy and the Annual Report have been forwarded to you by your broker, bank or other holder of record who is considered, with respect to those shares, the shareholder of record. As the beneficial owner, you have the right to direct your broker, bank or other holder of record on how to vote your shares by using the voting instruction card included in the mailing or by following their instructions for voting by telephone or on the Internet.

If you are a stockholder of record you may vote your shares by giving a proxy via mail, telephone or the Internet. To vote your proxy by mail, indicate your voting choices, sign and date your Proxy and return it in the postage-paid envelope provided. You may vote by telephone or the Internet by following the instructions on your Proxy. Your telephone or Internet delivery authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your Proxy via mail.

Q.	May I change my vote or revoke my proxy?

A.	A stockholder of record executing and returning a proxy may revoke it at any time before it is exercised at the Annual Meeting by giving written notice of the revocation to the Secretary of T-3 Energy or by executing and delivering to the Secretary of T-3 Energy a later dated proxy. Attendance at the Annual Meeting will not be effective to revoke your proxy unless written notice of revocation has also been delivered to the Secretary of T-3 Energy before the proxy is exercised. If you hold your shares in a brokerage account or by other nominee and deliver voting instructions to the record holder of those shares, you may only revoke the voting of those shares in accordance with your instructions if the record holder revokes the original proxy as directed above and either resubmits a proxy reflecting your voting instructions or delivers to you a legal proxy giving you the right to vote the shares.

Q.	Who will count the vote?

A.	An inspector of election will count the vote.

Q.	What if I vote my proxy by mail, telephone or the Internet without specifying my voting choices?

A.	If you vote by telephone or Internet and choose to vote with the recommendation of your board of directors, or if you vote by mail, sign your proxy card, and do not indicate specific choices, your shares will be voted “FOR” the election of the nominee for director, “FOR” the increase in shares authorized under our stock plan, and “FOR” the ratification of our independent registered public accounting firm. If any other matter is properly brought before the meeting, the holders of the proxy will vote in accordance in their discretion.

If the Company proposes to adjourn the meeting, the proxy holders will vote all shares for which they have voting authority in favor of the adjournment.

Q.	What does it mean if I receive more than one proxy or voting instruction card?

A.	It means your shares are registered differently or are in more than one account. Please provide voting instructions for all proxy and voting instruction cards you receive.

Q.	Does T-3 Energy know of any other matters that will be presented for consideration at the meeting?

A.	The Board of Directors knows of no matters other than those stated in the Notice of Annual Meeting of the Stockholders and described in this Proxy Statement to be presented for consideration at the meeting.

Q.	What are T-3 Energy’s voting recommendations?

A.	The Board recommends that you vote your shares “FOR” the nominee to Class III of the Board of Directors, “FOR” the amendment and restatement of our 2002 Stock Incentive Plan primarily to increase the number of shares of common stock authorized for issuance and “FOR” the ratification of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2010.

Q.	Where can I find the voting results of the Annual Meeting?

A.	T-3 Energy intends to announce preliminary voting results at the Annual Meeting, if possible, and to publish final results on the Company’s website and in a Current Report on Form 8-K no later than four days after the Annual Meeting.

PROPOSAL ONE — ELECTION OF CLASS III DIRECTOR
     At the Annual Meeting, one Class III Director is to be elected to hold office until the third annual meeting of stockholders following his/her election.
     The person named in the accompanying proxy card has been designated by the Board, as recommended by the Nominating Committee, and, unless authority is withheld, those persons intend to vote for the election of the nominee named below to the Board as a Class III Director. Although the Board does not contemplate that the nominee will become unavailable for election, if such a situation arises before the Annual Meeting, the persons named in the enclosed proxy will vote for the election of such other person that the Board nominates, as recommended by the Nominating Committee, or the size of the Board may be reduced accordingly. For information regarding ownership of common stock by the nominee and the other directors see “Other Information — Security Ownership of Certain Beneficial Owners and Management.” Certain information with respect to the director nominee, each director whose term of office will continue after the Annual Meeting, and each of the executive officers, is set forth below.

	Principal Position		Director
Name	with the Company	Age	Since
Class III Director Whose Term (If Re-elected) Will Expire in 2013

Lisa W. Rodriguez	Director	49	2007

	Class I Directors Whose Term Will Expire in 2011

Steven W. Krablin	President, Chief Executive Officer and Chairman of the Board	60	2009

James M. Tidwell	Director	63	2001

	Class II Directors Whose Term Will Expire in 2012

Robert L. Ayers	Director	64	2007

Thomas R. Bates, Jr.	Director	60	2007
Nominee for Class III Director
     Lisa W. Rodriguez has served as a director since July 2007. Ms. Rodriguez is currently Senior Vice President and Chief Financial Officer of Hercules Offshore, Inc., a role she has held since March 2007. Preceding that, Ms. Rodriguez spent ten years at Weatherford International Ltd, where she served as Senior Vice President and Chief Financial Officer from June 2002 to November 2006, as Vice President — Accounting and Finance from February 2001 to June 2002 and as Vice President — Accounting from June 2000 to February 2001. Prior to her appointment as Chief Financial Officer of Weatherford International Ltd. in 2002, Ms. Rodriguez held various positions in financial management, including Vice President of Accounting and Corporate Controller. Ms. Rodriguez was a director of Universal Compression Holdings, Inc., a natural gas compression services company, from 2002 to 2007. The Board recommended Ms. Rodriguez to serve on the Board because it believes she brings valuable management and finance experience to the Board and has significant experience in the oilfield services industry. Ms. Rodriguez has served as Chief Financial Officer of two public companies, holds a masters degree in accounting and has a background in public accounting.
Approval
     The nominee for Class III Director will be elected by a plurality of the votes cast at the Annual Meeting. The nominee for election as Class III Director at the Annual Meeting who receives the greatest number of votes cast for election by the stockholders will be elected as our Class III Director. Abstentions will not affect the outcome of the election of the Class III Director. If you hold your shares through a broker or other nominee and you do not instruct them on how to vote on this proposal, the broker will not be allowed to vote on the election of directors. For this reason, please instruct your broker or nominee how your shares should be voted.
THE BOARD OF DIRECTORS RECOMMENDS VOTING FOR THE NOMINEE FOR CLASS III DIRECTOR.
Other Directors
     Robert L. Ayers has served as a director since August 2007. Mr. Ayers was Senior Vice President of ITT Industries and President of ITT Industries’ Fluid Technology from 1999 until 2005. Mr. Ayers continued to be employed by ITT Industries from 2005 until his retirement in 2006, during which time he focused on special projects for ITT Industries. ITT Industries’ Fluid Technology manufactures a broad range of pumps, mixers, controls and treatment systems. Mr. Ayers originally joined ITT Industries in 1998 as President of ITT Industries’ Industrial Pump Group. Before joining ITT Industries, Mr. Ayers was President of Sulzer Industrial U.S.A. and Chief Executive Officer of Sulzer Bingham. Prior to that, Mr. Ayers had over 20 years of operating experience with Lanzagorta International, FMC Corporation, National Supply and Armco Inc. Since October 2006, Mr. Ayers has been a director of Watts Water Technologies, Inc., a designer and manufacturer of valves and related products used in the conservation and control of water in commercial, residential, industrial and municipal applications. Since November 2009, Mr. Ayers has been a director of Knape & Vogt, a privately-owned designer, manufacturer and distributor of ergonomic products, storage-related components and functional hardware for home, industrial and commercial centers. The Board recommended Mr. Ayers to serve on the Board because it believes he possesses valuable and extensive experience in international management positions focused on capital goods manufacturing including in the oil and gas markets.
     Thomas R. Bates, Jr. has served as a director since August 2007. Since January 2010, Mr. Bates has served as Senior Advisor at Lime Rock Partners. From 2001 to January 2010, he served as a Managing Director at Lime Rock Partners. Lime Rock Partners is an energy-oriented private equity investment firm. From February 2000 through September 2001, Mr. Bates was a business consultant. From June 1998 through January 2000, Mr. Bates was President of the Discovery Group of Baker Hughes Incorporated, an oilfield services company. From June 1997 to May 1998, he was President and Chief Executive Officer of Weatherford/Enterra, Inc., an oilfield services company. From March 1992 to May 1997, Mr. Bates was President of Anadrill at Schlumberger Limited, an oilfield services company. Mr. Bates was Vice President of Sedco Forex at Schlumberger from February 1986 to March 1992. Since December 2009, Mr. Bates has been Chairman of the Board and since 2004 has been a director of Hercules Offshore, Inc., a provider of shallow-water drilling and marine services to the oil and natural gas exploration and production industry in the U.S. Gulf of Mexico and internationally. From March 2003 to November 2009, Mr. Bates was a director of Natco Group, Inc., a designer, manufacturer and servicer of process equipment. The Board recommended Mr. Bates to serve on the Board because it believes he possesses management, operational and acquisition experience and entrepreneurial expertise, specifically in the oilfield services industry.
     Steven W. Krablin has served as President, Chief Executive Officer and Chairman of the Board since his appointment on March 23, 2009. Mr. Krablin was a private investor from April 2005 until such appointment. From April 2008 until August 2008, Mr. Krablin served as Executive Vice President and Chief Financial Officer of IDM Group Limited, a provider of drilling equipment and other goods and services to the oil and gas industry. From January 1996 until his retirement in April 2005, Mr. Krablin served as Senior Vice President and Chief Financial Officer of National Oilwell Varco, Inc. or its predecessors, a manufacturer and distributor of oil and gas drilling equipment. Prior to 1996, Mr. Krablin served as Senior Vice President and Chief Financial Officer of Enterra Corporation until its merger with Weatherford International, Inc. Since August 2005, Mr. Krablin has been a director of Hornbeck Offshore Services, Inc., a provider of offshore supply vessels and short-haul transporter of petroleum. Since July 2006, Mr. Krablin has been a director of Chart Industries, Inc., a manufacturer of highly engineered equipment used in the production, storage and end-use of hydrocarbon and industrial gases. From December 2004 to March 2009, Mr. Krablin was a director of Penn Virginia Corporation, an independent natural gas and oil company. The Board recommended Mr. Krablin to serve on the Board because his leadership as Chief Executive Officer of the Company provides him with intimate knowledge of our operations. He possesses valuable and extensive merger and acquisition experience, having over 30 years experience as chief financial officer of public companies and having directed over 50 acquisitions.

     James M. Tidwell has served as a director since the consummation of the merger with Industrial Holdings, Inc. on December 17, 2001. Mr. Tidwell is currently Chief Executive Officer of WEDGE Group Incorporated, a privately owned investment company with holdings in manufacturing, hotels, commercial real estate and oilfield services. He was Executive Vice President and Chief Operating Officer of WEDGE from January 2007 through February 2008, and served as Vice President and Chief Financial Officer from January 2000 through January 2007. From August 1996 through June 1999, Mr. Tidwell served as Executive Vice President and Chief Financial Officer of Daniel Industries, Inc., a manufacturer of energy measurement technology and pipeline valves, and he served as President of Daniel Measurement & Control from July 1999 until January 2000. Before then, Mr. Tidwell served as Vice President and Chief Financial Officer of Hydril Co, a manufacturer of connection and pressure control products used for oil and gas drilling and production, from August 1992 until July 1996. Since July 2007, Mr. Tidwell has been a director of Chart Industries, Inc., a manufacturer of highly engineered equipment used in the production, storage and end-use of hydrocarbon and industrial gases. From July 2004 to June 2006, Mr. Tidwell was a director of Stewart & Stevenson, a custom fabricator of engine-driven products. From March 2001 to November 2007, Mr. Tidwell was a director of Pioneer Drilling Company, a provider of land drilling and production services to independent and major exploration and production companies. The Board recommended Mr. Tidwell to serve on the Board because it believes he possesses a breadth of financial and operational management experience in manufacturing. He holds a masters degree in accounting and is a certified public accountant.
Other Executive Officers
     Keith A. Klopfenstein, 43, has served as Senior Vice President — Pressure Control Group (“PCG”) since October 31, 2008. Mr. Klopfenstein had served as Vice President of Operations since September 2003. Mr. Klopfenstein joined us in May 2003 as Manager of Operations. From December 2002 to April 2003, Mr. Klopfenstein served as Vice President of Strategic Operations for Flow Products Inc., a manufacturer of pumps for the municipal, petroleum, industrial and chemical industries. From May 2001 to November 2002, he served as Vice President of Operations for Flow Products Inc. From October 1997 to May 2001, Mr. Klopfenstein was Manufacturing Manager at Tyco Valves & Controls, a manufacturer of valves and actuators for the municipal, industrial, commercial building and chemical industries. Before then, Mr. Klopfenstein held a variety of engineering and management positions with two subsidiaries of Keystone International, Inc.
     James M. Mitchell, 42, has served as Senior Vice President and Chief Financial Officer since July 1, 2008. Mr. Mitchell previously served at Pride International Inc., where he was Chief Financial Officer for Latin America Land and E&P Services from January 2007 until after the sale of that business in August 2007. Prior to that, Mr. Mitchell worked at Grant Prideco from 1999 until 2007, where he most recently served as Treasurer and Director of Investor Relations. Before that, Mr. Mitchell was employed by Azurix, Inc. from 1998 to 1999 as Director of International Tax, and by EVI, Inc. from 1997 to 1998 as Director of Tax. Mr. Mitchell started his career with approximately six years at Arthur Andersen LLP, rising to International Tax Manager.
INFORMATION CONCERNING THE BOARD OF DIRECTORS
The Role of the Board
     In accordance with Delaware law, our operations are managed under the broad supervision of the Board of Directors, which has ultimate responsibility for the establishment and implementation of our general operating philosophy, objectives, goals and policies.
Board and Committee Meeting Attendance

Number of Meetings Held in 2009

Board of Directors	9
Audit Committee	4
Compensation Committee	6
Nominating Committee	4
     Each incumbent director attended 75% or more of the meetings of the board and committees of which that director was a member. Although we do not have a formal policy regarding attendance by members of the Board of

Directors at our annual meetings, we encourage them to attend and historically they have done so. All of the board members attended the 2009 annual meeting of stockholders.
Board Compensation
     Members of the Company’s Board of Directors who are not full-time employees of the Company receive the following cash compensation:
▪	For service on the Board of Directors—an annual retainer of $30,000, paid quarterly;

▪	For service as chairman of the audit committee of the Board of Directors—an annual retainer of $12,000, paid quarterly;

▪	For service as chairman of the compensation committee of the Board of Directors—an annual retainer of $7,500, paid quarterly;

▪	For service as chairman of the nominating and governance committee of the Board of Directors—an annual retainer of $7,500, paid quarterly;

▪	For service as the lead independent director of the Board of Directors—an annual retainer of $20,000, paid quarterly;

▪	$2,000 for each board meeting attended;

▪	$1,000 for each committee meeting attended.
     Directors of the board who are also employees of the Company do not receive any compensation for their service as directors.
     Members of the board are also eligible to receive stock options, SARs, restricted stock, restricted stock units and other stock-based or cash-based awards under the T-3 Energy Services 2002 Stock Incentive Plan (the “Plan”). In December 2007, the Compensation Committee determined that future grants of the equity component of independent director compensation would be made in the form of restricted stock.
     On June 4, 2009, Messrs. Tidwell, Ayers and Bates and Ms. Rodriguez each received 4,000 shares of restricted stock valued at $61,720, based on the price per share of $15.43 (the closing price per share on the date of the grant). These shares of restricted stock vest on June 4, 2010, subject to prior termination, pursuant to the terms of the Plan.
     We have not yet entered into any Restricted Stock Award Agreements in 2010 with Messrs. Tidwell, Ayers and Bates and Ms. Rodriguez.
     The table below on non-employee directors’ compensation includes the above compensation elements:

					Change
					in Pension
					Value and
					Nonqualified
				Non-Equity	Deferred
	Fees Earned or			Incentive Plan	Compensation	All Other
	Paid in Cash	Stock Awards(1)	Option Awards	Compensation	Earnings	Compensation	Total
Name	($)	($)	($)	($)	($)	($)	($)
James M. Tidwell	67,500	61,720	—	—	—	—	129,220

Robert L. Ayers	67,500	61,720	—	—	—	—	129,220

Thomas R. Bates, Jr.	80,000	61,720	—	—	—	—	141,720

Lisa W. Rodriguez	72,000	61,720	—	—	—	—	133,720

(1)	This column shows the full grant date fair value of restricted stock awards under generally accepted accounting principles granted to the non-management directors in 2009. Generally, the full grant date fair value is the amount that we would expense in our financial statements over an award’s vesting schedule. For additional information on the valuation assumptions, refer to Note 13 of the Company’s financial statements in the Form 10-K for the year ended December 31, 2009, as filed with the SEC on March 5, 2010. No stock option awards were made to our non-employee directors in 2009. At December 31, 2009, the aggregate number of stock option awards outstanding for each non-management director was as follows: Mr. Tidwell, 30,000; Mr. Ayers, -0-; Mr. Bates, -0-; and Ms. Rodriguez, -0-. As of December 31, 2009, the number of shares of restricted stock that have not vested for each non-management director was as follows: Mr. Tidwell, 4,000; Mr. Ayers, 4,000; Mr. Bates, 4,000; and Ms. Rodriguez, 4,000.

Stock Ownership Guidelines
     In December 2007, the board adopted a policy whereby each non-employee director should own a number of shares of the Company’s common stock with a minimum value of three times their annual retainer fee for service on the board. These guidelines were initially calculated using the annual retainer fee as of the later of December 2007 or the date the non-employee director is elected to the board, and will be recalculated as of January 1st of each third year. These guidelines must be met within three years of a non-employee director’s appointment to the board or December 2010, whichever is later.
Committees of the Board of Directors
     Under delegated authority, various board functions are discharged by the standing committees of the Board of Directors. T-3 Energy’s standing committees during 2009 were the Audit Committee, the Compensation Committee and the Nominating Committee. In order to expand the authorities and responsibilities of the Nominating Committee to include matters pertaining to corporate governance, on March 11, 2010 the Board of Directors determined that the Nominating Committee would become the Nominating and Governance Committee and adopted a Nominating and Governance Committee Charter, a copy of which is available at www.t3energyservices.com under “Corporate—Nominating and Governance Committee Charter.” The Board of Directors will continue to consider adding additional standing committees from time to time.
The Audit Committee
     The Audit Committee held four meetings in 2009 and is comprised of Messrs. Tidwell, Ayers and Bates and Ms. Rodriguez. Under applicable SEC rules and the NASDAQ’s listing standards, all of the foregoing members of the committee were independent. Ms. Rodriguez serves as Chairman of the Audit Committee. The Board of Directors has determined that Ms. Rodriguez and Mr. Tidwell are audit committee financial experts under the SEC rules and independent, as defined under the NASDAQ listing standards.
Report of the Audit Committee
     The Audit Committee is comprised of four directors, independent and otherwise qualified as required by the NASDAQ and the SEC, and operates under a written charter which was restated by the Board of Directors in March 2010 and is reviewed at least annually by the committee. A copy of the Audit Committee charter is available at www.t3energyservices.com under “Corporate—Audit Committee Charter.”
     Management is responsible for the adequacy of the Company’s financial statements, internal controls and financial reporting processes. Ernst & Young LLP, our independent registered public accounting firm is responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), expressing an opinion as to whether those financial statements fairly present the financial position, results of operations and cash flows of the Company in accordance with generally accepted accounting principles and issuing a report thereon. The Audit Committee is responsible for monitoring and overseeing these processes and otherwise assisting the directors in fulfilling their responsibilities relating to corporate accounting, reporting practices, and reliability of the financial reports of the Company. The focus of the Audit Committee is primarily on four areas:
•	The quality and integrity of the Company’s financial statements;

•	The scope and adequacy of the Company’s internal controls and financial reporting processes;

•	The independence and performance of the Company’s internal audit department and independent registered public accounting firm; and

•	The Company’s compliance with legal and regulatory requirements related to the filing and disclosure of the quarterly and annual financial statements of the Company.

The principal functions of the Audit Committee include:

•	Selecting the independent registered public accounting firm, and approving the scope, timing and fees of the annual audit as well as any non-audit services to be provided by the independent registered public accounting firm;

•	Meeting with management, the director of the internal audit department and with the independent registered public accounting firm to review the scope, procedures and results of the audit, the appropriateness of accounting principles and disclosure practices, and the adequacy of the Company’s financial and accounting personnel and resources;

•	Meeting with management, the director of the internal audit department and the independent registered public accounting firm to review the Company’s internal controls;

•	Reviewing the Company’s quarterly and annual financial statements, including Management’s Discussion and Analysis of Financial Condition and Results of Operations, and earnings releases prior to filing;

•	Reviewing significant changes in accounting standards and legal and regulatory matters that may impact the financial statements;

•	Meeting with management to review compliance policies and programs, including the Company’s conflict of interest and ethical conduct policy;

•	Conferring independently with the independent registered public accounting firm in carrying out these functions; and

•	Providing oversight and direction to the Company’s internal audit department.
     To be in a position to accept the Company’s 2009 consolidated financial statements, the Audit Committee took a number of steps:
•	The Audit Committee approved the scope of the Company’s independent audit;

•	The Audit Committee met with Ernst & Young LLP, with and without management present, to discuss the results of their audit, their evaluation of the Company’s internal controls and the overall quality of the Company’s financial reporting;

•	The Audit Committee reviewed and discussed the audited financial statements with management, including a discussion of the quality, not just the acceptability, of the Company’s accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements, and received management’s representation that the Company’s financial statements were prepared in accordance with generally accepted accounting principles;

•	The Audit Committee discussed with Ernst & Young LLP the matters required to be discussed by Statement on Auditing Standards No. 61, including their judgments as to the quality, not just the acceptability, of the Company’s accounting principles, estimates and financial statements and such other matters as are required to be discussed with the committee under auditing standards generally accepted in the United States; and

•	The Audit Committee received from Ernst & Young LLP the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accounting firm’s communications with the audit committee concerning independence, and the committee has discussed with Ernst & Young LLP that independence. The committee has concluded that Ernst & Young LLP’s provision of audit and non-audit services to the Company and it affiliates is compatible with Ernst & Young LLP’s independence.
     Based upon the above reviews and discussions with management and Ernst & Young LLP, and the committee’s review of the representations of management and the report of Ernst & Young LLP to the Audit Committee, the Audit Committee has approved the inclusion of the audited consolidated financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2009 filed with the SEC.
     The members of our Audit Committee are not professionally engaged in the practice of auditing or accounting and are not experts in the fields of auditing or accounting, including in respect to independent registered public accounting firm independence. Members of our Audit Committee rely without independent verification on the information provided to them and on the representations made by management and the independent registered public accounting firm. Accordingly, our Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, our Audit Committee’s considerations and discussions referred to above do not assure that the audit of our financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with the standards of the Public Company Oversight Board (United States) or that Ernst & Young LLP is in fact “independent.”
     This report has been furnished by the members of our Audit Committee.
AUDIT COMMITTEE,
Lisa W. Rodriguez, Chairman
James M. Tidwell
Robert L. Ayers
Thomas R. Bates, Jr.
The Compensation Committee
     The Compensation Committee of the Board of Directors sets the compensation for our executive personnel and administers our 2002 Stock Incentive Plan and other compensation plans. The Compensation Committee is comprised of Messrs. Tidwell, Ayers and Bates and Ms. Rodriguez. Mr. Ayers serves as Chairman of the Compensation Committee. Under the NASDAQ’s listing standards, Messrs. Tidwell, Ayers and Bates and Ms. Rodriguez are independent. The committee held six meetings in 2009. The Compensation Committee operates under a written charter which is reviewed at least annually. The charter was restated in March 2010 and is available at www.t3energyservices.com under “Corporate—Compensation Committee Charter.”
     For a description of our Compensation Committee’s processes and procedures for the consideration and determination of executive and director compensation, please see “Executive Compensation—Compensation Discussion and Analysis—Setting Executive Compensation.”
Compensation Committee Interlocks and Insider Participation
     None of the Compensation Committee members has served as our officer or employee, and there are no compensation committee interlocks with our executive officers.
The Nominating and Governance Committee
     The Nominating and Governance Committee of the Board of Directors is charged with evaluating and recommending candidates for election as directors, making recommendations concerning the size and composition of the Board of Directors, assessing the effectiveness of the Board of Directors, and overseeing matters of corporate governance for the board, including formulating and recommending governance principles and policies. The Nominating and Governance Committee operates under a written charter which was adopted in March 2010 and is available at www.t3energyservices.com under “Corporate—Nominating and Governance Committee Charter.” The Nominating and Governance Committee is comprised of Messrs. Tidwell, Ayers and Bates and Ms. Rodriguez, with Mr. Tidwell serving as Chairman. Under the NASDAQ’s listing standards, Messrs. Tidwell, Ayers and Bates and Ms. Rodriguez are independent. As reported under “Committees of the Board of Directors,” this Committee operated as the Nominating Committee for all of 2009. In March 2010 the Board of Directors determined that the Nominating Committee would become the Nominating and Governance Committee, in order to expand the authorities and responsibilities of the Nominating Committee to include matters pertaining to corporate governance. The committee held four meetings in 2009.
     In evaluating and determining whether to nominate a candidate for a position on our Board, the Nominating and Governance Committee will consider whether the candidate possesses high professional ethics and values, relevant management and/or operational experience, and a commitment to enhancing stockholder value. This consideration is based in part, but not limited to, the factors described in the Company’s Corporate Governance Guidelines which include qualifications under applicable independence standards and other standards pertaining to the Board and its committees, consideration of appropriate knowledge, skills and experience in areas deemed critical to understanding the Company and its business, and personal characteristics such as integrity and judgment. The Board of Directors does not have a policy with regard to the consideration of diversity in identifying director nominees.
     The Nominating and Governance Committee regularly assesses the size of the Board, whether any vacancies are expected due to retirement or otherwise, and the need for particular expertise on the Board. Candidates may come to the attention of the Nominating and Governance Committee from current Board members, stockholders, professional search firms, officers or other persons. The Nominating and Governance Committee will review all candidates in the same manner regardless of the source of the recommendation and, as such, does not have a specific policy with regard to the consideration of director candidates recommended by stockholders.
     Our Bylaws provide that nominations for the election of directors may be made by any stockholder who is a stockholder of record at the time of giving of notice described below; provided, however, that a stockholder may nominate a person for election as a director at a meeting only if written notice of such stockholder’s intent to make such nomination has been given to our Secretary as described in “Stockholder Proposals” in this Proxy Statement. Each notice must set forth: (a) as to each person whom the stockholder proposes to nominate for election or reelection as a director all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A promulgated under the Securities Exchange Act of 1934, as amended, including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected; (b) as to the stockholder giving the notice (i) the name and address, as they appear on T-3 Energy’s books, of such stockholder and (ii) the class and number of shares of T-3 Energy that are beneficially owned by such stockholder and that are owned of record by such stockholder; and (c) as to the beneficial owner, if any, on whose behalf the nomination is made, (i) the name and address of such person and (ii) the class and number of shares of T-3 Energy that are beneficially owned by such person.
CORPORATE GOVERNANCE
Independence of Directors
     The Board reviewed the independence of our directors during 2010. During this review, the Board considered transactions and relationships during prior years between each director or his or her affiliates and T-3 Energy and its subsidiaries, affiliates and investors. The Board also examined transactions and relationships between directors or their affiliates and members of senior management or their affiliates. As provided in the guidelines, the purpose of this review was to determine whether any such relationships or transactions were inconsistent with a determination that the director is independent.
     The Board is comprised of four independent directors out of a total of five directors, and has thus satisfied its requirement to maintain a majority of independent directors. The Board has affirmatively determined that Messrs. Tidwell, Ayers and Bates and Ms. Rodriguez are independent of T-3 Energy and its management with respect to the Audit Committee, Compensation Committee and Nominating and Governance Committee as that term is used under the NASDAQ Stock Market LLC (the “NASDAQ”) listing standards.
Board Leadership
     The roles of Chairman of the Board and Chief Executive Officer are currently combined at the Company. The Board has determined that the current leadership structure allows the Board to fulfill its duties effectively and efficiently and that stockholders are best served by a Board that has the flexibility to establish a leadership structure that fits the needs of the Company at a particular point in time. Additionally, the Board believes that the Company’s Lead Independent Director and majority independent directors facilitate the independent oversight of management and effective corporate governance.

Lead Independent Director
     Thomas R. Bates, Jr. serves as the Company’s Lead Independent Director. The Lead Independent Director sets the agenda for and chairs executive sessions of the independent directors, coordinates the activities of the independent directors, and acts as principal liaison between the independent directors and the Chief Executive Officer on matters dealt with in executive session. The Board believes that having a Lead Independent Director is in the best interest of stockholders because it provides an appropriate balance between our Chairman’s ability to lead the Board and Company and the ability of our independent directors, under the leadership of the Lead Independent Director, to provide independent objective oversight of our management. The role and responsibilities of the Lead Independent Director are set forth in the Lead Independent Director charter which was adopted by the Board in March 2010. The charter will be reviewed on at least an annual basis, and is available on our website at www.t3energyservices.com under “Corporate—Lead Independent Director Charter.”
Corporate Governance Guidelines
In March 2010 we adopted Corporate Governance Guidelines which establish the practices the Board follows with respect to board composition and selection, board meetings and involvement of senior management, chief executive officer performance evaluation, succession planning, board committees, and director compensation. The guidelines will be reviewed on at least an annual basis, and are available on our website at www.t3energyservices.com under “Corporate—Corporate Governance Guidelines.”
Code of Ethics
     We have adopted a Senior Executive Ethics Policy that applies to our President and Chief Executive Officer, Senior Vice President and Chief Financial Officer, Senior Vice President — Pressure Control Group, General Counsel and Secretary, Director of Human Resources, Vice Presidents, and General Managers of operating units. The Senior Executive Ethics Policy is available on our website at www.t3energyservices.com under “Corporate—Senior Executives Ethics Policy.” We intend to post amendments to, or waivers of, the Senior Executive Ethics Policy (to the extent applicable to our Chief Executive Officer or Chief Financial Officer) at this location on our website.
Board Involvement in Risk Oversight
      The Board actively oversees management of the Company’s risks, as a whole and also at the committee level. The Board regularly reviews information regarding the Company’s credit, liquidity and operations, as well as the risks associated with each. The Audit Committee oversees management of financial risks and potential conflicts of interest. The Compensation Committee oversees management of risks relating to the Company’s executive compensation plans and arrangements. The Nominating and Governance Committee manages risks associated with the independence of the Board of Directors and corporate governance issues. While each committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire Board of Directors is regularly informed through committee reports about such risks.
Communicating with the Board of Directors
     Stockholders wishing to communicate with one or more directors, or the Board as a whole, may do so in writing addressed to the director(s) or the Board and sent to the Corporate Secretary, T-3 Energy Services, Inc., 7135 Ardmore, Houston, Texas 77054.
     In addition, stockholders may communicate with directors by calling a hotline or via the Internet. Information concerning the hotline and website are available on our website at www.t3energyservices.com under “Corporate—Corporate Governance.” All communications are sent directly to the Audit Committee Chairman, Ms. Rodriguez, who is responsible for informing the other members of the Board of relevant issues. As a practice, Ms. Rodriguez would present all such communications to the entire Board of Directors.

EXECUTIVE COMPENSATION
Compensation Discussion and Analysis
     The Compensation Committee of our Board of Directors (the “Compensation Committee”) oversees our compensation program. Our compensation program includes programs that are designed specifically for: (i) the executives named in the Summary Compensation Table (collectively, the “Named Executive Officers”) and (ii) our Senior Managers (our “Senior Managers” and, together with our Named Executive Officers, our “Executive Managers”). Our executive compensation program is designed primarily to incentivize our Executive Managers to enhance our profitability and consistently build stockholder value. The following Compensation Discussion and Analysis explains how the Compensation Committee has structured our executive compensation program to achieve this objective.
Objectives of Our Executive Compensation Program
     The oilfield services sector is highly competitive. In order to attract and retain an outstanding group of talented, aligned individuals who will help us create stockholder value, build high-quality OEM products and offer distinctive services in a timely and dependable manner, we are focused on maintaining a competitive compensation program and creating a workplace environment that develops and challenges all of our employees, including our Executive Managers.
     Our executive compensation program is focused on achieving three broad objectives:
•	attraction;

•	retention; and

•	alignment of our Executive Managers’ interests with the interests of our stockholders.
     As explained more fully in this Compensation Discussion and Analysis, we intend for each element of compensation we pay to further at least one of these three objectives. Moreover, most of our compensation polices and decisions tie into more than one of these objectives. For example, our goal of maintaining base salaries at competitive levels relative to those paid by companies in the oilfield services and equipment manufacturing industry serves to both attract and retain our Executive Managers. Similarly, the granting of long-term equity incentive awards to our Executive Managers serves to align the interests of our Executive Managers with our stockholders, while attracting and retaining high quality Executive Managers.
     To assist us in the achievement of our objectives, the Compensation Committee has adopted the following guidelines for making its compensation decisions:
•	provide a competitive total compensation package that enables us to attract and retain key Executive Managers;

•	integrate all compensation programs with our annual and long-term business objectives and strategy, and focus our Executive Managers’ behavior on the fulfillment of those objectives; and

•	provide variable compensation opportunities that directly link to our performance and that align our Executive Managers’ interests with the interests of our stockholders.
     Ultimately, our Executive Managers’ total compensation is determined in accordance with our pay-for-performance philosophy. As part of this philosophy, the Compensation Committee carefully determines the total amount and percentage mix of compensation it thinks best rewards the performance of each of our Executive Managers. This is not a mechanical process with a specific formula, and the Compensation Committee uses its judgment and experience, as well as input from our President and Chief Executive Officer, to determine the appropriate mix of compensation for each individual. The Compensation Committee also uses the tools described below to guide its compensation decisions.

Setting Executive Compensation
     The Role of the Compensation Committee
     The Compensation Committee oversees our compensation and benefit plans and policies, administers our 2002 Stock Incentive Plan and other compensation plans (including reviewing and approving equity grants to all Executive Managers) and reviews and annually approves all compensation decisions relating to our Executive Managers. The Compensation Committee is empowered by the Board of Directors and by the Compensation Committee’s Charter to make all the decisions regarding compensation for our Executive Managers without ratification or other action by the Board of Directors. The Compensation Committee is further authorized to make incentive equity awards under the 2002 Stock Incentive Plan to key employees, including our Executive Managers.
     Consistent with applicable NASDAQ Stock Market, LLC, SEC and Internal Revenue Code of 1986, as amended (the “Tax Code”), rules and regulations, the Compensation Committee is comprised of at least three “independent,” “non-employee” and “outside” members of our Board of Directors. As of the date of this Proxy Statement, the Compensation Committee consists of four directors meeting these standards. The Nominating and Governance Committee recommended the appointment of these directors after determining that they had the required knowledge and skills to accomplish the scope of responsibilities set out in the Compensation Committee’s Charter.
     The Compensation Committee has the authority to secure services for executive compensation matters, legal advice, or other expert services, both from within and outside of the Company. In his role as Chairman of the Compensation Committee, Mr. Robert L. Ayers sets the Compensation Committee’s meeting agendas, meeting times and calendar, and ensures that all appropriate compensation matters are included on the agendas for Compensation Committee meetings. In addition, the Compensation Committee members frequently have informal meetings to discuss compensation matters that need to be addressed before the regularly scheduled Compensation Committee meetings.
     The Compensation Committee has not delegated any authority to act on behalf of the Compensation Committee to any other committee of the Board of Directors or to any member of our management.
     Compensation Committee Charter
     The Compensation Committee’s Charter was prepared by the Compensation Committee and approved by the Board of Directors. The Compensation Committee reviews its Charter annually and recommends changes to the Board of Directors for approval. On March 11, 2010 the Board of Directors adopted a new Compensation Committee Charter, the full text of which is posted on our website at www.t3energyservices.com, under “Corporate — Compensation Committee Charter.”
     The Role of Executive Managers
     Our Executive Managers play an important role in the compensation-setting process. Their involvement in this process includes:
•	preparing materials in advance of Compensation Committee meetings for review by the Compensation Committee members;

•	evaluating employee performance, excluding the performance of our Named Executive Officers, and communicating the results of the evaluations to the Compensation Committee;

•	establishing our business goals in conjunction with the Board of Directors; and

•	recommending the compensation arrangements and components for our employees, excluding our Named Executive Officers.
     Additionally, at the request of the Compensation Committee, our President and Chief Executive Officer, Senior Vice President and Chief Financial Officer and our General Counsel and Secretary attend certain meetings and work sessions of the Compensation Committee.

     Our President and Chief Executive Officer is instrumental to the compensation-setting process and assists the Compensation Committee in:
•	evaluating other Executive Managers’ performance;

•	providing background information regarding our business goals; and

•	recommending the compensation arrangements and components for our Executive Managers, other than himself.
     We annually review the compensation of our Executive Managers. The Executive Managers’ compensation, other than the President and Chief Executive Officer, is recommended to the Compensation Committee by our President and Chief Executive Officer. At that time, the Compensation Committee meets in a private session to determine the amounts and mix of the President and Chief Executive Officer’s compensation, as well as to review the recommendations of our President and Chief Executive Officer with respect to the other Executive Managers’ compensation. The Compensation Committee considers the recommendations of our President and Chief Executive Officer as one factor, in addition to the other factors described in this Compensation Discussion and Analysis, in setting our Executive Manager and other employee compensation. Any material changes to our Named Executive Officers’ compensation made during 2009 have been filed with the SEC.
     The Role of Compensation Consultants
     Since December 2007, the Compensation Committee has, on a periodic basis, directly engaged Stone Partners, Inc. (“Stone Partners”) as its independent compensation consultant. The Compensation Committee has directed, and worked extensively with, Stone Partners to develop and assess our Peer Group (listed below). Stone Partners and our Compensation Committee periodically review executive officer compensation market data (which includes compensation paid by members of the Peer Group) and compare it with our compensation arrangements. The composition of the market data we review with Stone Partners consists of data from our Peer Group as well as published data from Watson Wyatt Top Management, William M. Mercer-Energy, and Stone Partners’ Executive Oilfield Manufacturing and Services Industry compensation surveys. The comparisons include, but are not limited to, valuing equity awards with different vesting and expiration terms.
     We have not engaged, and will not engage, Stone Partners to advise us on any compensatory issues (or any other matters) other than those issues authorized by the Compensation Committee.
     At the instruction of the Compensation Committee, Stone Partners works with our Director of Human Resources to gather our data necessary to create a meaningful comparison with the market data. Any contact between our Executive Managers and Stone Partners must be approved by the Compensation Committee.
     Based on the economic and industry downturn beginning in 2008 and continuing in 2009, the Compensation Committee determined that it was not appropriate to consider any significant structural changes in its compensation programs for 2009. Consequently, the Compensation Committee did not engage Stone Partners in 2009 and has not engaged Stone Partners to date for 2010.
     Use of Peer Group Comparisons and Benchmarking in our Executive Compensation Program
     Our intention is to provide our Executive Managers with compensation that pays competitively compared to our Peer Group. The Board of Directors wants to provide a reasonable degree of financial security and flexibility to those Executive Managers who adequately meet or exceed expectations in the performance of their duties. The Compensation Committee reviews the composition of the Peer Group at the beginning of each calendar year and any additions or deletions are made in the Peer Group as appropriate. In compiling the Peer Group, the Compensation Committee looks for companies that have sufficiently similar operational characteristics to us to provide a reasonable basis for comparison. Although the Compensation Committee does not attempt to specifically tie the elements, amount or mix of compensation provided to our Executive Managers to that offered by any particular members of the Peer Group or the Peer Group itself, the composition of our Peer Group is important to ensure that our compensation remains competitive. Periodically, the Compensation Committee reviews proxy statement data from the Peer Group. The companies comprising the Peer Group, which was unchanged from 2008 to 2009 (except for the removal of Horizon Offshore, Inc. and W-H Energy Services, Inc. due to their respective acquisitions), were:

•	Atwood Oceanics, Inc.

•	Basic Energy Services, Inc.

•	Cameron International Corporation

•	Core Laboratories NV

•	Dril-Quip, Inc.

•	ENGlobal Corp.

•	Gulf Island Fabrication, Inc.

•	Gulfmark Offshore, Inc.

•	Ion Geophysical Corp.

•	Lufkin Industries, Inc.

•	NATCO Group, Inc.

•	National Oilwell Varco, Inc.

•	Newpark Resources, Inc.

•	Oil States Industries, Inc.

•	Petroleum Development Corp.

•	Superior Offshore International, Inc.

•	Superior Well Services, Inc.

•	Tesco Corp.

•	Weatherford International Ltd.
     As discussed above, we did not make any significant changes to our compensation program for 2009. In 2008, Stone Partners benchmarked the 25th, 50th, and 75th percentiles of compensation provided by our Peer Group to similarly situated executives in order to assist us in gaining an understanding of competitive pay practices. At that time, the Compensation Committee determined that the compensation provided to our Executive Managers was consistent with the Compensation Committee’s expectations and our overall objectives. Effective March 23, 2009, Gus Halas resigned his positions as our President, Chief Executive Officer and Chairman of the Board of Directors and was replaced by Steven Krablin, whose compensation package consists of the same annual base salary rate and target annual bonus received by Mr. Halas for 2009. Mr. Krablin’s compensation package is substantially similar to the compensation package previously received by Mr. Halas, except that Mr. Krablin’s maximum potential annual bonus opportunity is 200% of his base salary. In light of economic and industry conditions in 2009 and the thorough review undertaken in 2008, we were satisfied with the total compensation package we provided to our Executive Managers for 2009, and did not change our Peer Group members (other than Horizon Offshore, Inc. and W-H Energy Services, Inc.).
     For 2010, Natco Group, Inc. will be removed from the Peer Group due to its acquisition by Cameron International Corporation in 2009. Although the Compensation Committee does not typically consider market cap when determining its Peer Group, the Compensation Committee has determined that it is appropriate for 2010 that Cameron International Corporation, National Oilwell Varco, Inc. and Weatherford International Ltd. be removed from the Peer Group in order to achieve a Peer Group median market cap closer to that of the Company.

Components of Executive Compensation
     Overview
     The Compensation Committee believes that compensation paid to our Executive Managers should be competitive with the market data while, above all, remaining closely aligned with our performance on both a short-term and long-term basis. Our Executive Manager compensation program is also designed to assist us in attracting and retaining Executive Managers critical to our long-term success. Our Executive Manager compensation is structured to ensure that a significant portion of the compensation is directly related to our stock performance, financial results and operating results that directly and indirectly influence stockholder value. To that end, the Compensation Committee believes that our Executive Manager compensation program should consist principally of the following components:
•	base salary;

•	performance based annual cash bonuses (“Annual Incentive Bonus Awards”);

•	discretionary cash bonuses;

•	long-term equity-based awards; and

•	retirement, perquisites and other benefits.
     Base Salary
     The Compensation Committee reviews the salaries of our Executive Managers (a) on an annual basis, (b) at the time of hire, promotion or changes in responsibilities and/or (c) when market conditions warrant. Our goal is to set and maintain base salaries for our Executive Managers at levels that are competitive with the market data for the skills and requirements of similar positions. Increases in salaries of our Executive Managers are based on an evaluation of (i) the President and Chief Executive Officer’s recommendations (for Executive Managers other than himself), (ii) the complexity of their respective positions and specific technical experience required, (iii) experience and tenure, (iv) the amount of compensation relative to the performance of Peer Group, (v) competitive market conditions and (vi) internal consistency between Executive Managers so that each Executive Manager’s salary accurately reflects the individual’s skills, responsibilities, experiences and contributions to us. On June 4, 2009, Keith Klopfenstein, the Company’s Senior Vice President—Pressure Control Group, received a base salary increase from $201,317 per year to $250,000 per year, which was recommended by our President and Chief Executive Officer and approved by the Compensation Committee based on a determination that the higher salary was commensurate with his current position and responsibility. Other than Mr. Klopfenstein, no increases to the base salaries of our Named Executive Officers were made for 2009.
     Recommendations for 2010 base salaries were made by our President and Chief Executive Officer and were reviewed by the Compensation Committee for the other Executive Managers during the fourth quarter of 2009. On December 9, 2009, the Compensation Committee awarded a base salary increase to James Mitchell, our Senior Vice President and Chief Financial Officer, effective December 16, 2009, from $250,000 per year to $275,000 per year. On April 28, 2010, the Compensation Committee increased Mr. Mitchell’s annual base salary to $300,000 and eliminated his vehicle allowance and club dues reimbursement. None of our other Named Executive Officers have received base salary increases for 2010 to date.
     For the year ended December 31, 2009, for the Named Executive Officers, approximately 20% to 36% of each Named Executive Officer’s total compensation was comprised of base salary. Mr. Krablin’s proportion of salary was on the low end at 20% primarily as a result of special equity-based awards he received in connection with his appointment as our President and Chief Executive Officer in March 2009. The specific amounts of each Named Executive Officer’s salary for 2009, as well as for previous years, where applicable, are noted below in the “Summary Compensation Table.”

     Performance-Based Annual Incentive Bonus Awards
     Consistent with our pay-for-performance philosophy, we use a performance based annual cash bonus plan to motivate and reward our Executive Managers for achieving certain specified company earnings targets and efficiency metrics. The Annual Incentive Bonus Awards are paid to each Executive Manager upon the achievement of certain performance criteria. The performance criteria applicable to our Named Executive Officers are discussed more fully below. Our President and Chief Executive Officer develops the performance criteria, the weight assigned to each applicable factor and the performance achievement levels to be used for the Annual Incentive Bonus Awards for our Senior Managers. The Compensation Committee then reviews and approves these performance criteria. The Compensation Committee develops the performance criteria, the weight assigned to each applicable factor and the performance achievement levels to be used for the Annual Incentive Bonus Awards for our Named Executive Officers. For 2009 and 2010, the performance criteria were based upon our annual business plan (the “Annual Business Plan”). Our Annual Business Plan is a forecast of expected business results for the applicable year based upon certain assumptions made by our management. For 2009, the final Annual Business Plan was approved during the first quarter of 2009. For 2010, the Annual Business Plan was reviewed by the Compensation Committee during the fourth quarter of 2009 and then refined and approved by the Board of Directors at their fourth quarter 2009 meeting. The Compensation Committee believes that the performance criteria, taken together, are objective indicators of our overall performance.
     The Annual Incentive Bonus Awards for our Executive Managers are paid during the first quarter of each year following the year in which the bonus was earned and after the completion of our annual audit. The payment of Annual Incentive Bonus Awards within this time frame allows us to deduct for tax purposes the amounts accrued under generally accepted accounting principles for the recently completed calendar year period.
     Annual Incentive Bonus Awards are determined as a percentage of each Executive Manager’s base salary paid during the year. The target payout for each Executive Manager is established through an analysis of annual incentive compensation for comparable positions in the market and is intended to provide a competitive level of compensation when our Executive Managers achieve the performance criteria approved by the Compensation Committee. Our Annual Incentive Bonus Awards are structured such that when our performance objectives are met or exceeded, total cash compensation should be at or above the mid-level or base ranges for total compensation as compared to the market data, and when our performance objectives are not achieved, total cash compensation should be below the mid-level or base ranges for total compensation as compared to the market data.
     The performance criteria selected with respect to the Annual Incentive Bonus Awards for 2009 for our President and Chief Executive Officer and our Senior Vice President and Chief Financial Officer are shown in the table below, together with the target levels of achievement with respect to each criterion.

	Unit of	Actual	2009 Performance Levels			Actual
Criterion	Measurement	for 2008(1)	Threshold	Target	Maximum	for 2009(2)
Consolidated Net Income	$millions	$36.6	$11.5	$15.3	$19.1	$18.9
Consolidated Return on Capital Employed	%	23.2%	7.9%	10.5%	13.1%	10.8%

(1)	For 2008, the Compensation Committee approved an add-back of $23.5 million, or $20.5 million after tax, in goodwill impairment recorded for our pressure control group (“PCG”), as well as $4.7 million, or $3.1 million after tax, of strategic alternative costs recognized. The Compensation Committee believed that these items should not be included in the calculation for the 2008 performance levels, due to the unique circumstances of these charges.

(2)	For 2009, the Compensation Committee approved an add back to the calculation of consolidated net income in the amount of $2.7 million after tax, primarily related to payments made in accordance with our Separation Agreement with Gus D. Halas, our former President and Chief Executive Officer. The Compensation Committee believes that this amount should not be included in the calculation for the 2009 performance levels, due to the unique circumstances and uncontrollable nature of these charges.

     In order to more directly tie the incentive compensation of our Senior Vice President—Pressure Control Group (“PCG”) to those areas of our performance that he directly controls, the Compensation Committee adopted additional performance criteria for his Annual Incentive Bonus Award. The performance criteria selected with respect to the Annual Incentive Bonus Award for 2009 for our Senior Vice President—Pressure Control Group are shown, along with the target levels of achievement with respect to each criterion, in the table below.

	Unit of	Actual	2009 Performance Levels			Actual
Criterion	Measurement	for 2008(1)	Threshold	Target	Maximum	for 2009(2)
Consolidated Net Income	$millions	$36.6	$11.5	$15.3	$19.1	$18.9
Consolidated Return on Capital Employed	%	23.2%	7.9%	10.5%	13.1%	10.8%
PCG EBIT	$millions	—	$24.3	$32.4	$40.5	$37.6
PCG Return on Capital Employed	%	—	15.5%	20.6%	25.8%	22.9%

(1)	See note (1) to the preceding table.

(2)	See note (2) to the preceding table.
     With respect to criteria related to our consolidated results, the first criterion the Compensation Committee approved for 2009 was consolidated net income, which is derived directly from our audited financial statements. The Compensation Committee approved this criterion to measure our ability to achieve the results targeted by our Annual Business Plan. The Compensation Committee determined that the consolidated net income measure was appropriate because it is an important indicator of the operational and financial strength of our business, captures our ability to adapt to the impact of changing costs and takes into consideration tax planning and financing decisions which the Named Executive Officers participate in making. The actual results for 2009 for consolidated net income were between the target and maximum performance levels.
     The second criterion the Compensation Committee approved for 2009 related to our consolidated results was consolidated return on capital employed, which is determined by taking EBIT divided by average capital employed (defined as the quarterly average of total stockholders’ equity plus debt less cash for each of the preceding five quarter ends, divided by five) at December 31, 2009. The Compensation Committee approved this criterion to measure our ability to achieve the income results targeted by our Annual Business Plan while also managing our capital employed. This measure points to the efficiency of our earnings. The target performance level for consolidated return on capital employed was slightly exceeded for 2009.
     With respect to criteria related to results from our PCG, the first criterion the Compensation Committee approved for 2009 was PCG EBIT, which is calculated by adding back interest expense and interest income attributable to PCG to PCG income from continuing operations before provision for income taxes. The Compensation Committee approved this criterion to measure Mr. Klopfenstein’s ability to achieve the results targeted by our Annual Business Plan. The Compensation Committee determined that the PCG EBIT measure was appropriate for Mr. Klopfenstein because it is an important indicator of the operational and financial strength of PCG for which Mr. Klopfenstein is responsible, and it captures his ability to adapt to the impact of changing costs.
     The second PCG-related criterion the Compensation Committee approved for 2009 was return on capital employed, which is determined by taking PCG EBIT divided by average capital employed attributable to PCG (defined as the quarterly average of total stockholders’ equity attributable to PCG plus debt less cash for each of the preceding five quarter ends, divided by five) at December 31, 2009. The Compensation Committee selected this criterion for Mr. Klopfenstein to measure Mr. Klopfenstein’s ability to achieve the income results targeted by the PCG Annual Business Plan while also managing PCG capital employed. This measure points to the efficiency of PCG earnings.
     The 2009 target levels were chosen because they are consistent with our annual and long-term business objectives and strategy. The potential for greater (or lesser) amounts of incentive compensation is intended to motivate participants to achieve these goals and to not reward participants if these goals are not achieved. Threshold performance is achieved if performance results are 75% of target, and maximum performance is achieved if performance results are 125% of target. The Compensation Committee agreed to determine bonus amounts by straight line interpolation if actual results were between threshold and target or target and maximum (or between target and overachieve or overachieve and maximum, for our President and Chief Executive Officer).
     The Compensation Committee also approved the following formulas to weight each performance criterion for payout amounts for each of our Named Executive Officers:

	Consolidated Net	Consolidated Return		PCG Return on
	Income Performance	on Capital Employed	PCG EBIT	Capital Employed
Steven W. Krablin President and Chief Executive Officer	75%	25%

James M. Mitchell Senior Vice President and Chief Financial Officer	75%	25%

Keith Klopfenstein Senior Vice President—Pressure Control Group	30%	10%	45%	15%
     In addition to selecting the performance criteria and their weighted average for each Named Executive Officer, the Compensation Committee approves the respective performance payout percentages for each of our Named Executive Officers as shown in the table below. In determining these payout percentages, the Compensation Committee attempts to ensure that the payouts provide meaningful incentives to each of our Named Executive Officers and are competitive with similar positions within the market data. The Compensation Committee’s policy is to determine the Annual Incentive Bonus Awards for each year during the first quarter of the following year based upon our performance with respect to the performance criteria established by the Compensation Committee. In reviewing the achievements of our Named Executive Officers for 2009, the Compensation Committee awarded the actual annual incentive payout percentages to Messrs. Krablin, Mitchell and Klopfenstein, as shown in the table below.

	Annual Incentive Payout % of Salary
					Actual
					Payment %
	Threshold	Target	Overachieve	Maximum	for 2009
President and Chief Executive Officer	50%	100%	150%	200%	137%

	Annual Incentive Payout % of Salary
				Actual
				Payment %
	Threshold	Target	Maximum	for 2009
Senior Vice President and Chief Financial Officer	60%	80%	100%	95%
Senior Vice President — Pressure Control Group	60%	80%	100%	93%
     The overall Annual Incentive Bonus Award payouts in 2009 were based on a weighted average of the payout levels achieved under the various performance criteria. A straight line interpolation was used to determine the annual incentive award between the performance threshold and the performance target, and the performance target and the performance maximum (and between the performance target and the performance overachieve and the performance overachieve and the performance maximum, for our President and Chief Executive Officer). In 2009, our results were between the target and maximum performance levels (the target and overachieve performance levels, for our President and Chief Executive Officer) for both consolidated net income and return on capital employed.
     The Compensation Committee has the ability to apply positive or negative discretion to increase or reduce the payout amounts under the Annual Incentive Bonus Awards if it believes circumstances warrant such an increase or reduction. The Compensation Committee did not exercise positive or negative discretion in 2009.
     2010 Annual Incentive Bonus Awards
     The Compensation Committee has established the same performance criteria for 2010 that was established in 2009 for our Named Executive Officers. For our President and Chief Executive Officer and our Senior Vice President and Chief Financial Officer, the following performance criteria were selected:
•	75% based on consolidated net income performance; and

•	25% based on consolidated return on capital employed.
     For our Senior Vice President—Pressure Control Group, the following performance criteria was selected:
•	45% based on PCG EBIT;

•	30% based on consolidated net income;

•	15% based on PCG return on capital employed; and

•	10% based on consolidated return on capital employed.
     The Compensation Committee believes that the targets chosen for the Named Executive Officers for 2010 are consistent with our annual and long-term business objectives and strategy, and a greater or lesser amount of compensation may be earned. For our Named Executive Officers, other than our President and Chief Executive Officer, threshold performance is achieved if performance results are 75% of target and maximum performance is achieved if performance results are 125% of target. For our President and Chief Executive Officer, threshold performance is achieved if performance results are 75% of target, overachieve performance is achieved if performance results are 125% of target, and maximum performance is achieved if performance results are 150% of target. We do not disclose our specific performance goals incorporated into our annual bonus plans on a prospective basis because we believe it would reveal sensitive information and cause competitive harm to our business. In general, for our Named Executive Officers, the Committee attempts to set objectives such that there is approximately an 80% probability of achieving threshold performance, a 50% probability of achieving target performance and a 20% probability of achieving maximum performance (or, in the case of our President and Chief Executive Officer, the overachieve performance). The Compensation Committee reserves the right to modify these targets throughout the year to adjust for acquisitions or other significant changes in circumstances.
     For 2010, the target Annual Incentive Bonus Award for our each of our Named Executive Officers as a percentage of their respective base salaries remained the same as in 2009.
     Discretionary Cash Bonuses
     If and when the Compensation Committee considers it appropriate, it may grant discretionary bonuses to our employees, including our Executive Managers. Examples of circumstances in which employees may be awarded a bonus include situations in which an employee has made a significant contribution to one of our initiatives or has otherwise performed at a level above what was expected or required. Unlike our Annual Incentive Bonus Awards, which our Executive Managers are eligible for annually, discretionary bonuses are not a recurring element of our executive compensation program. For 2009, there were no discretionary bonuses awarded to our Named Executive Officers.

     Long-Term Equity-Based Compensation
     The Compensation Committee believes that equity compensation is an important element of our compensation philosophy for our Executive Managers. Although the incentive equity awards we award are not based on any one criterion, the Compensation Committee directs particular attention to our Executive Managers’ ability to implement our business objectives in a manner beneficial to our stockholders. To align the compensation of our Executive Managers with the attainment of our business goals and an increase in stockholder value, we typically award long-term equity incentive grants to our Executive Managers on an annual basis as part of our total compensation package. Consequently, we may provide a variety of long-term equity incentive awards under our 2002 Stock Incentive Plan to our employees, including:
•	restricted stock awards;

•	restricted stock units;

•	incentive stock options;

•	non-statutory stock options;

•	stock-settled stock appreciation rights (“SARs”); and

•	cash-structured payments to mimic any of the above.
     In 2009, the Compensation Committee approved awards of restricted stock and stock options to our Executive Managers, including our President and Chief Executive Officer, our Senior Vice President and Chief Financial Officer and our Senior Vice President – Pressure Control Group. In general, the grant of long-term incentive awards to our Executive Managers is based, in part, on our performance in the prior year relative to the Peer Group and the total compensation paid to comparable executive managers based on the market data. Specifically, each Executive Manager is compared to the most closely comparable executive manager positions within the market data as to (i) the relative complexity of the positions, (ii) relative experience and tenure, (iii) the amount of compensation relative to the performance of the respective Peer Group company, (iv) competitive market conditions and (v) relative value of the position, as determined by the Compensation Committee in relation to its impact on our success.
     The amounts of the awards granted in any given year are determined by the Compensation Committee based on the specific design of our overall compensation plan with respect to the types of awards granted, as well as individual performance and our financial performance. When determining the appropriate combination of stock options and shares of restricted stock, the Compensation Committee’s goal is to weigh the cost of these grants with their potential benefits as a compensation tool. The Compensation Committee believes that providing grants of stock options or restricted stock effectively balances our objective of focusing the Executive Managers on delivering long-term value to our stockholders against the cost of providing the Executive Managers with the equity awards. Vesting of these awards is intended to facilitate retention. Consequently, our stock option grants typically vest one-third over a three-year period beginning on the first anniversary of the date of grant, and our restricted stock grants vest one-third over a three-year period beginning on the second anniversary of the date of grant.
     On March 23, 2009, in connection with the employment of Mr. Krablin as President and Chief Executive Officer, the Compensation Committee approved the awards to Mr. Krablin of phantom stock options representing the value of the right to acquire 100,000 shares of our stock at a strike price equal to the fair market value of our common stock on the date of grant, and of phantom restricted stock grants of 10,000 shares, with each share of phantom restricted stock representing the same value as a share of restricted stock granted pursuant to the 2002 Stock Incentive Plan (“the Plan”). These grants were made in the form of phantom awards due to a shortage of available shares under the Plan. Following the approval by our stockholders at our 2009 annual meeting of the addition of new available shares under the Plan, on June 4, 2009, we approved the conversion of the phantom stock options granted to Mr. Krablin to stock options granted pursuant to the Plan and the conversion of the shares of phantom restricted stock granted to Mr. Krablin to shares of restricted stock granted pursuant to the Plan. The stock options and restricted stock vest in two equal installments, 50 percent of which vested on March 23, 2010. Provided Mr. Krablin remains employed with us, the remaining 50 percent will vest on March 23, 2011.

     On June 4, 2009, we granted 7,500 shares of restricted stock and 10,000 stock options to our Senior Vice President and Chief Financial Officer and our Senior Vice President – Pressure Control Group. The restricted stock grant will vest annually in 1/3rd increments beginning June 4, 2011 and the stock options will vest annually in 1/3rd increments beginning June 4, 2010, provided Messrs. Mitchell and Klopfenstein remain employed with us through these dates.
     The Compensation Committee believes awards of incentive stock options, nonstatutory stock options, stock appreciation rights, restricted stock, restricted stock units and other types of incentive awards effectively align management’s interests with our interests and those of our stockholders, while increasing our ability to retain key members of our management team.
     The long-term equity incentive grants awarded to our Named Executive Officers are set forth in the Summary Compensation Table and the Grants of Plan-Based Awards Table. For the year ended December 31, 2009, approximately 27% to 46% of each then Named Executive Officer’s total compensation was comprised of long-term equity incentive grants.
     Retirement, Perquisites and Other Personal Benefits
     We provide our Named Executive Officers with limited retirement arrangements, perquisites and other personal benefits that the Compensation Committee determines are reasonable and consistent with our overall compensation philosophy. The Compensation Committee believes that the perquisites we provide are consistent with or below those provided to named executive officers at members of our Peer Group, are an important factor in retaining our Named Executive Officers and are in accordance with general compensation practices in our industry.
•	Retirement. Our 401(k) Plan is a tax-qualified retirement savings plan pursuant to which all of our full-time employees, including our Executive Managers, are eligible to contribute the lesser of up to 50% of their annual salary or the limit prescribed by the IRS to the 401(k) Plan on a before-tax basis. In addition, participants age 50 or above may contribute additional before-tax amounts up to the annual catch-up contribution limit determined by the IRS ($5,500 for 2009 and 2010), and any participant may contribute rollover amounts from certain other qualified plans. Participants may also receive matching contributions, payable in cash, in an amount of up to the greater of 3% of eligible compensation, or $6,600 for 2009 and for 2010.

•	Health and Welfare Benefits. We provide our Named Executive Officers with medical, dental, disability insurance and life insurance to meet their health and welfare needs. This is a fixed component of compensation and the benefits provided are the same or comparable to what we provide to our other full-time employees.

•	Vehicle Allowance. For the year ended December 31, 2009, Mr. Mitchell received an annual vehicle allowance of $12,000. This amount was determined based upon market levels of our Peer Group at the time he was initially employed by us and remained unchanged throughout 2009. In April 2010 we entered into a new employment agreement with Mr. Mitchell that does not provide for a vehicle allowance.

•	Club Dues. For the year ended December 31, 2009, Mr. Mitchell was reimbursed $5,077 for club dues. In April 2010 we entered into a new employment agreement with Mr. Mitchell that does not provide for reimbursement of club dues.
Impact of Prior Equity Awards on Current Awards
     The Compensation Committee does not consider the prior long-term incentive awards when determining future long-term incentive awards that will be granted under our current compensation arrangements. Since we do not provide a defined benefit pension plan, the future retirement needs of our Executive Managers will need to be satisfied in significant part based on their investments, including investments in our common stock. As a result, the Compensation Committee does not feel it is appropriate to limit future long-term equity incentive awards during periods of strong stock price performance and would not expect to compensate employees with additional awards when the value of prior long-term equity incentive awards decline.

Employment Agreements and Severance and Change in Control Benefits
     Currently each of our Named Executive Officers (other than Mr. Klopfenstein) have employment agreements, which set forth, among other things, the compensation and benefits to be provided by us during the term of the agreement and the obligations of each party in the event of a termination of the officer’s employment. Mr. Krablin’s employment agreement was effective on March 23, 2009 and has a two-year term. Mr. Mitchell’s employment agreement, which was effective on July 1, 2008, was superseded by a new agreement on April 28, 2010, and also has a two-year term. Mr. Klopfenstein’s employment agreement expired on October 31, 2009. Additional information regarding the employment agreements with our Named Executive Officers is described in the section of this proxy statement entitled “Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table.”
     The employment agreements with Messrs. Krablin and Mitchell contain provisions for severance benefits in connection with defined termination events, including certain terminations occurring in connection with a change of control. The Compensation Committee believes the severance and change of control arrangements with our Named Executive Officers have been set at levels that are competitive with those offered by members of the Peer Group and are useful for attracting and retaining such officers. Please read “Potential Payments Upon Termination or Change of Control” for a more detailed discussion of the severance and change in control benefits potentially payable to our Named Executive Officers.
Tax and Accounting Implications
     Accounting
     We account for equity compensation expenses for our employees under the rules of Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718, which requires us to estimate and record an expense for each award of long-term incentive compensation over the life of its vesting period. Accounting rules also require us to record cash compensation as an expense at the time the obligation is accrued.
     Financial Restatement
     Our Board of Directors’ policy is that the Compensation Committee, to the extent permitted by governing law, retains the sole and absolute authority to make retroactive adjustments to any cash or equity based incentive compensation paid to our Executive Managers where the payment of such amounts was predicated upon the achievement of certain financial results that were subsequently the subject of a restatement. Where applicable, we will seek to recover any amount determined to have been inappropriately received by an individual.
     Tax Deductibility of Pay
     In implementing the compensation programs applicable to our Executive Managers, the Compensation Committee considers the effects of Section 162(m) of the Tax Code, which denies publicly held companies a tax deduction for annual compensation in excess of $1 million paid to their chief executive officer or generally their three other most highly compensated corporate officers who are employed on the last day of a given year, unless their compensation is based on performance criteria that are established by a committee of outside directors and approved, as to their material terms, by the company’s stockholders.
     Based on current interpretive authority, our ability to deduct compensation expense generated in connection with the exercise of options granted under our 2002 Stock Incentive Plan should not be limited by Section 162(m). Our 2002 Stock Incentive Plan has been designed to provide flexibility with respect to whether restricted stock awards will qualify as performance-based compensation under Section 162(m) and, therefore, be exempt from the deduction limit. If the forfeiture restrictions relating to a restricted stock award are based solely upon the satisfaction of one of the performance criteria set forth in the 2002 Stock Incentive Plan, then the compensation expense relating to the award should be deductible by us if the restricted stock award becomes vested. However, compensation expense deductions relating to a restricted stock award will be subject to the Section 162(m) deduction limitation if the award becomes vested based upon any other criteria set forth in the award (such as vesting based upon continued employment with us or upon a change of control). The restricted stock awards we granted in 2009 are subject to time-based vesting conditions and hence do not qualify for exemption. In addition, the portion of total salary and bonus compensation that exceeds one million dollars for each of our President and

Chief Executive Officer and our other applicable Executive Managers does not qualify for the performance based compensation exemption and is subject to the limitation on deductibility under Section 162(m). As a result, we have in the past and may from time to time in the future, pay compensation amounts to our Executive Managers that are not deductible.
     Section 280G of the Tax Code disallows the deduction of any “excess parachute payment” paid in connection with certain change of control events. In contrast to Section 162(m), amounts payable in connection with a change of control transaction cannot be easily designed to avoid “excess parachute payments.” The Compensation Committee is aware of the possibility of a lost deduction in connection with these payments and intends to take reasonable actions to preserve the deductibility of amounts payable to the Executive Managers to the extent possible.
     Other Tax Implications
     Section 409A of the Tax Code governs the payment of potential nonqualified deferred compensation. Failure to comply with the requirements of Section 409A can result in an additional 20 percent tax on noncompliant payments to our executives. Thus we have taken precautions to design our employment agreements (including the severance and change of control provisions) as well as our 2002 Stock Incentive Plan and all equity and incentive award agreements to comply with the payment restrictions of Section 409A and the regulations thereunder.
Policies Regarding Equity Awards
     Grant Timing
     The Compensation Committee does not time, nor has the Compensation Committee in the past timed, equity grants in coordination with the release of material non-public information. Instead, we grant equity at the time or times dictated by our normal compensation process as developed by the Compensation Committee.
     None of our employees have attempted to time long-term equity incentive award grants by making grant recommendations to the Compensation Committee. Our President and Chief Executive Officer is authorized to make requests to the Compensation Committee regarding awards for new professional personnel as part of the hiring process, to existing personnel who are promoted, or where market conditions could reduce our ability to retain key personnel. However, these are market driven occurrences and not timing issues, and our President and Chief Executive Officer only provides recommendations that may or may not be acted upon by the Compensation Committee.
     Stock Ownership Requirements
     Stock ownership guidelines have not been implemented by the Compensation Committee for our Executive Managers. However, we encourage our Executive Managers to participate in stock ownership. The Compensation Committee has elected not to impose a minimum ownership threshold for our common stock since our Executive Managers have historically shown their commitment to being substantial stockholders. Furthermore, the Compensation Committee does not want to limit our ability to attract new personnel. The Compensation Committee has the authority to revisit this issue if current circumstances change and will review whether stock ownership requirements are appropriate for our Executive Managers in the future.
     Trading in the Company’s Stock Derivatives
     It is our policy that directors and all officers, including our Executive Managers, may not purchase or sell options on our common stock, nor engage in short sales with respect to our common stock. Trading by officers and directors in puts, calls, straddles, equity swaps or other derivative securities that are directly linked to our common stock is also prohibited.
Conclusion
     The Compensation Committee believes that the amounts and mix of the Named Executive Officers’ compensation components are fair and appropriate based upon the current market conditions and the goals that were achieved by us. Additionally, the Compensation Committee believes that the compensation package it provides to our Named Executive Officers is consistent with our industry Peer Group.
Compensation Committee Report
     The Compensation Committee has reviewed this Compensation Discussion and Analysis and has discussed it with management. Based on its review and discussions with management, the Compensation Committee recommended to our Board of Directors that the Compensation Discussion and Analysis be included in the Company’s 2010 Proxy Statement.
COMPENSATION COMMITTEE,
Robert L. Ayers, Chairman
Thomas R. Bates, Jr.
Lisa W. Rodriguez
James M. Tidwell
Narrative Disclosure of Our Compensation Policies and Practices as They Relate to Our Risk Management
     In accordance with the requirements of Regulation S-K, Item 402(s), to the extent that risks may arise from our compensation policies and practices for our employees that are reasonably likely to have a material adverse effect on us, we are required to discuss our policies and practices for compensating our employees (including our employees that are not Named Executive Officers) as they relate to our risk management practices and risk-taking incentives. Our Compensation Committee has reviewed our compensation policies and practices for our employees and has determined that such policies and practices are not reasonably likely to have a material adverse effect on us, and therefore, no such disclosure is necessary. Although the majority of the compensation provided to the Named Executive Officers is performance-based, we believe our compensation programs do not encourage excessive and unnecessary risk taking by our Executive Managers (or other employees) because these programs are designed to encourage employees to remain focused on both our short and long term operational and financial goals. The great majority of our equity awards that are currently outstanding necessarily relate to our performance and success. However, we do not feel that the design of those awards subjects us to any more risk than our stockholders take on when investing in our future. Our Compensation Committee and our Board of Directors are aware of the need to routinely assess our compensation policies and practices. Our Compensation Committee regularly reviews our compensation practices and, on a going-forward basis, will make a formal assessment as to the necessity of this particular disclosure on an annual basis.

Summary Compensation Table
     The following table provides certain summary information covering compensation paid or earned for the years ended December 31, 2009, 2008, and 2007 by our Chief Executive Officer, our Chief Financial Officer and our Senior Vice President—Pressure Control Group (the “Named Executive Officers”).

						Non-Equity
				Stock	Option	Incentive Plan	All Other
				Awards(2)	Awards(2)	Compensation(3)	Compensation(4)	Total
Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	($)	($)	($)	($)	($)
Steven W. Krablin, President, Chief Executive Officer, and Chairman(5)	2009	387,153	—	154,300	756,000	685,090	4,167	1,986,710

Gus D. Halas, President, Chief
Executive Officer, and Chairman(5)	2009	114,583	—	—	—	112,329	3,109,118	3,336,030
	2008	500,000	—	—	536,400	355,625	40,033	1,432,058
	2007	464,792	300,000	341,700	424,800	200,000	1,627,684	3,358,976

James M. Mitchell, Senior Vice President and Chief Financial Officer	2009	251,042	—	115,725	77,400	238,006	21,249	703,422
	2008	124,053	—	828,900	—	85,563	7,278	1,045,794

Keith A. Klopfenstein, Senior Vice President - Pressure Control Group	2009	229,162	—	115,725	77,400	213,092	15,388	650,767
	2008	175,830	—	—	567,900	137,801	7,338	888,868
	2007	154,419	16,776	—	223,750	24,021	8,341	427,307

(1)	This column represents the annual discretionary bonuses paid for 2007. There were no discretionary bonuses paid for 2009 and 2008.

(2)	These columns show the full grant date fair value of the stock options and restricted stock awards under generally accepted accounting principles granted to the Named Executive Officers. Generally, the full grant date fair value is the amount that we would expense in our financial statements over an award’s vesting schedule. Stock options and restricted stock granted to Mr. Krablin vest 50% on March 23, 2010 and 50% on March 23, 2011. Stock options granted to Messrs. Halas, Mitchell, and Klopfenstein vest in 1/3rd increments from the grant date. Restricted stock granted to Mssrs. Mitchell and Klopfenstein in 2009 vest in 1/3rd increments beginning on June 4, 2011. Restricted stock granted to Mr. Mitchell for 2008 vests over a three year period. The amounts reflected for Mr. Halas for 2007 reflect the immediate vesting of 66,667 unvested stock options and 75,000 unvested shares of restricted stock held by Mr. Halas in connection with the change of control of the Company during April 2007. Under Mr. Halas’ employment agreement existing at the time of First Reserve Fund VIII’s sale of the Company’s stock in an underwritten offering in April 2007, a change of control was defined to include a series of related transactions, which resulted in the transfer of more than 70% of the voting power to parties who were not stockholders of the Company prior to such series of related transactions and was not conditioned upon the termination of Mr. Halas employment. In late November 2006, First Reserve Fund VIII sold 4.5 million shares of the Company’s common stock in a series of block trades. In April 2007, First Reserve Fund VIII effectively exited its investment in the Company by selling 4,879,316 shares of the Company’s common stock in an underwritten offering. Prior to such sales, First Reserve Fund VIII owned approximately 84.9% of the Company’s common stock. Due to the close proximity in time between the two transfers of the Company’s stock by First Reserve Fund VIII and the fact that the transfers allowed First Reserve Fund VIII to effectively exit its investment in the Company, the Board determined that the two sales be treated as a series of related transactions. For additional information on the change of control and subsequent vesting of stock options and restricted stock, refer to Note 12 of the Company’s financial statements in the Form 10-K for the year ended December 31, 2008, as filed with the SEC on March 2, 2009.

(3)	This column represents the annual defined bonuses paid for 2009, 2008 and 2007. For 2009, in accordance with his separation agreement, Mr. Halas was paid $112,329 for the pro-rata portion of his annual bonus at the performance target level, which was calculated by taking $500,000 divided by 365 days multiplied by 82 days. Please see Note 4 for further discussion of Mr. Halas’ separation agreement. Additionally, please read “—Components of Executive Compensation Program—Performance Based Annual Incentive Bonus Awards”

(4)	Other Annual Compensation consists of the following:

	Automobile Allowance and Related		Club Dues	Company 401k	Medical and Dental	Change of Control	Separation
Name	Reimbursement ($)	Vacation Paid ($)	($)	Match ($)	Allowances ($)	Payment ($)(a)	Payments ($)(b)	Other ($)
Steven W. Krablin
2009	—	—	—	4,167	—	—	—	—

Gus D. Halas
2009	2,750	83,312	2,178	12,335	1,605	—	3,006,938	—
2008	20,293	—	6,811	6,600	4,012	—	—	2,317
2007	12,000	—	5,212	6,600	3,872	1,600,000	—	—

James M. Mitchell
2009	12,000	—	5,077	4,172	—	—	—	—
2008	6,000	—	861	417	—	—	—	—

Keith A. Klopfenstein
2009	—	4,808	—	5,285	5,295	—	—	—
2008	—	—	—	4,262	3,076	—	—	—
2007	—	—	—	4,469	3,872	—	—	—

(a)	For additional information regarding this change of control payment, refer to Note 12 of our financial statements in the Form 10-K for the year ended December 31, 2009, as filed with the Commission on March 5, 2010.

(b)	On March 23, 2009, Gus D. Halas resigned as President, Chief Executive Officer and Chairman of the Board. In connection with his resignation, we and Mr. Halas entered into a Separation Agreement dated March 23, 2009. The Separation Agreement, which was negotiated by the Compensation Committee and approved by the Board, entitled Mr. Halas to certain payments upon his departure. Pursuant to the Separation Agreement, Mr. Halas received a payment of $2,783,438, which was calculated by taking the sum of three times Mr. Halas’ annual base salary of $500,000 and three times a bonus amount of $427,813. The bonus amount was calculated by averaging Mr. Halas’ 2008 bonus of $355,625 and his 2007 bonus of $500,000. Additionally, Mr. Halas was paid $148,500 for the fair value of 10,000 restricted shares that were due to be granted to him in 2008 under the terms of his employment agreement but were unable to be granted due to the limited availability of shares for issuance under the Plan. This value was calculated by multiplying 10,000 by $14.85, which was the closing price of our stock on March 23, 2009. Additionally, Mr. Halas was paid a lump sum payment of $75,000.

(5)	Effective March 23, 2009, Mr. Krablin was appointed President, Chief Executive Officer and Chairman of the Company, and Mr. Halas resigned as President, Chief Executive Officer and Chairman of the Company.
Grants of Plan-Based Awards
     The following table provides information about equity and non-equity awards granted to the Named Executive Officers during 2009.

						All Other	All Other
						Stock Awards:	Option Awards:		Grant Date
						Number of	Number of	Exercise or	Fair Value of
		Estimated Future Payouts Under				Shares of	Securities	Base Price	Stock and
		Non-Equity Incentive Plan Awards(1)				Stock or	Underlying	of Option	Options
	Grant	Threshold	Target	Overachieve	Maximum	Units(2)	Options(3)	Awards	Awards(4)
Name	Date	($)	($)	($)	($)	(#)	(#)	($ / Sh)	($)
Steven W. Krablin
Annual Incentive Bonus Award	—	250,000	500,000	750,000	1,000,000	—	—	—	—
2002 Stock Incentive Plan	06/04/09	—	—	—	—	10,000	100,000	14.85	910,300

James M. Mitchell
Annual Incentive Bonus Award	—	150,625	200,834	—	251,042	—	—	—	—
2002 Stock Incentive Plan	06/04/09	—	—	—	—	7,500	10,000	15.43	193,125

Keith A. Klopfenstein
Annual Incentive Bonus Award	—	137,497	183,330	—	229,162	—	—	—	—
2002 Stock Incentive Plan	06/04/09	—	—	—	—	7,500	10,000	15.43	193,125

(1)	These columns show the 2009 potential range of bonuses under the defined bonus plan. Please read “—Components of Executive Compensation Program—Performance Based Annual Incentive Bonus Awards.”

(2)	This column shows the number of restricted stock awards granted to the Named Executive Officers during 2009. For Mr. Krablin, on June 4, 2009, the Company converted a phantom 10,000 share restricted stock grant to Mr. Krablin to a grant of 10,000 shares of restricted stock granted pursuant to the Plan. The Company originally awarded this phantom restricted stock grant on March 23, 2009, in connection with Mr. Krablin’s appointment with the Company. The Company determined the fair value of these restricted shares based on the closing price of the Company’s stock on June 4, 2009, and these shares vest 50% on March 23, 2010 and 50% on March 23, 2011. The restricted stock awards for Messrs. Mitchell and Klopfenstein vest annually in one-third increments beginning on June 4, 2011.

(3)	This column shows the number of stock options granted to the Named Executive Officers during 2009. For Mr. Krablin, on June 4, 2009, the Company converted phantom stock options awarded to Steven W. Krablin, representing the value of the right to acquire 100,000 shares of the Company’s stock to 100,000 stock options granted pursuant to the Plan. The Company originally awarded these phantom stock options on March 23, 2009, in connection with Mr. Krablin’s appointment as President, Chief Executive Officer and Chairman of the Board, and they had a strike price of $14.85, which was equal to the fair market value of the Company’s common stock on March 23, 2009. The terms and conditions of the stock options are unchanged from the terms and conditions of the phantom stock options, and Mr. Krablin’s stock options vest 50% on March 23, 2010 and 50% on March 23, 2011. For Messrs. Mitchell and Klopfenstein, the stock options vest and become exercisable ratably over three years.

(4)	This column shows the full grant date fair value of the stock options and restricted stock awards under generally accepted accounting principles granted to the Named Executive Officers in 2009. Generally, the full grant date fair value is the amount that we would expense in our financial statements over an award’s vesting schedule. For additional information on our valuation assumptions, refer to Note 13 of our financial statements in the Form 10-K for the year ended December 31, 2009, as filed with the Commission on March 5, 2010.
Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table
     The following is a discussion of material factors necessary to an understanding of the information disclosed in the Summary Compensation Table and the Grants of Plan-Based Awards Table.
Employment Agreements with our Named Executive Officers
     During 2009, each of our Named Executive Officers was subject to an employment agreement, as described below. Employment agreements with Messrs. Krablin and Mitchell also provide for potential severance or change of control payments, which are described in greater detail under “Potential Payments Upon Termination or Change of Control.”
     Steven W. Krablin
     On March 23, 2009, we entered into an employment agreement with Steven Krablin, our President, Chief Executive Officer and Chairman of the Board. The employment agreement provides for a two-year term and an annual base salary of $500,000, which was pro-rated for 2009, and an annual bonus based on the achievement of performance goals to be established annually by the Compensation Committee of the Board of Directors. The annual bonus is targeted to equal 100% of Mr. Krablin’s base salary, with an overachieve bonus of 150% and a maximum bonus of 200% of his base salary. Due to the lack of available shares in the Plan, Mr. Krablin was granted phantom stock options representing the value of the right to acquire 100,000 shares of our stock at a strike price equal to the fair market value of our common stock on the date of grant, and phantom restricted stock grants of 10,000 shares, with each share of phantom restricted stock representing the same value as a share of restricted stock granted pursuant to the Plan. These phantom stock options and phantom restricted stock grants were scheduled to vest one-half on March 23, 2010, with the other half vesting March 23, 2011, conditioned on Mr. Krablin’s continued employment with us. On June 4, 2009, the Company converted the phantom stock options and phantom restricted stock to 100,000 stock options and 10,000 restricted shares, respectively, granted pursuant to the Plan. The terms and vesting schedule of the stock options and restricted stock are unchanged from the terms and vesting schedule of the phantom stock options and phantom restricted stock. The agreement contains standard confidentiality covenants with respect to our trade secrets and non-competition and non-solicitation covenants until the first anniversary of the date of termination under the agreement.
     Gus D. Halas
     On March 23, 2009, Gus D. Halas resigned as President, Chief Executive Officer and Chairman of the Board. In connection with his resignation, we and Mr. Halas entered into a Separation Agreement dated March 23, 2009. The Separation Agreement, which was negotiated by the Compensation Committee and approved by the Board, entitled Mr. Halas to certain payments upon his departure. Mr. Halas received a payment of $2,783,438, which was calculated by taking the sum of three times Mr. Halas’ annual base salary of $500,000 and three times a bonus amount of $427,813. The bonus amount was calculated by averaging Mr. Halas’ 2008 bonus of $355,625 and his 2007 bonus of $500,000. Additionally, Mr. Halas was paid $148,500 for the fair value of 10,000 restricted shares that were due to be granted to him in 2008 under the terms of his employment agreement but were unable to be granted due to the limited availability of shares for issuance under the Plan. This value was calculated by multiplying 10,000 by $14.85, which was the closing price of our stock on March 23, 2009. Additionally, Mr. Halas was paid $112,329 for the pro-rata portion of his annual bonus at the performance target level, which was calculated by taking $500,000 divided by 365 days multiplied by 82 days, and a lump-sum payment of $75,000. Additionally, 50,000 unvested stock options previously granted to Mr. Halas were fully vested. In consideration for the foregoing separation payments, Mr. Halas agreed to release us and certain of our related parties from any claims, costs, expenses and similar liabilities Mr. Halas may have had against us or our related parties related to his employment or subsequent resignation, except for claims Mr. Halas may have against us in enforcing our obligations under the Separation Agreement.
     James M. Mitchell
     On July 1, 2008, we entered into an employment agreement with James M. Mitchell, our Senior Vice President and Chief Financial Officer, which was superseded by a new employment agreement dated April 28, 2010. The employment agreement had a two-year term and provided for an initial annual base salary of $250,000, which was pro-rated for 2008. On December 16, 2009, Mr. Mitchell’s base annual salary was increased to $275,000. Mr. Mitchell’s employment agreement provided for an annual bonus based on the achievement of performance goals to be established annually by the Compensation Committee of the Board of Directors. Mr. Mitchell’s employment agreement also provided for an initial award of 10,000 shares of our restricted common stock granted pursuant to the Plan. These shares vest annually in 1/3rd increments, with the first tranche vesting on July 1, 2009 and the remaining tranches vesting on the second and third anniversaries of the date of grant, conditioned on his continued employment with us. The agreement contained standard confidentiality covenants with respect to our trade secrets and non-competition and non-solicitation covenants until the later of (1) the first anniversary of the date of termination or resignation or (2) such time as Mr. Mitchell no longer received any payments under the agreement.
     On June 4, 2009, Mr. Mitchell was awarded stock options representing the right to acquire 10,000 shares of our stock at a strike price equal to the fair market value of our common stock on the date of grant, and restricted stock grants of 7,500 shares pursuant to the Plan. Conditioned on his continued employment with us, the stock options will vest annually in 1/3rd increments beginning on June 4, 2010 and the restricted stock will vest annually in 1/3rd increments beginning on June 4, 2011.
     On April 28, 2010, we entered into a new employment agreement with Mr. Mitchell which supersedes his July 1, 2008 employment agreement which would otherwise have expired on July 1, 2010. The agreement is for a term of two years and provides for an annual base salary of $300,000. Mr. Mitchell’s employment agreement also provides for an annual bonus based on targets set and the achievement of performance goals to be established annually by the Compensation Committee of the Board of Directors. Under the terms of his employment agreement, Mr. Mitchell is eligible to receive equity incentive awards granted pursuant to the Plan. The agreement contains standard confidentiality covenants with respect to our trade secrets, non-competition covenants and non-solicitation covenants until the first anniversary of the date of termination or resignation.
     Keith A. Klopfenstein
     On October 31, 2008, we entered into an employment agreement with Keith Klopfenstein, our Senior Vice President – Pressure Control Group, which had a one-year term and expired on October 31, 2009. The employment agreement provided for a base salary, which was increased to $250,000 in 2009. Mr. Klopfenstein’s employment agreement also provided for an annual bonus based on the achievement of performance goals to be established annually by the Compensation Committee of the Board of Directors. The agreement contained standard confidentiality covenants with respect to our trade secrets and non-competition and non-solicitation covenants until the later of (1) the first anniversary of the date of termination or resignation or (2) such time as Mr. Klopfenstein no longer received any payments under the agreement.

     On June 4, 2009, Mr. Klopfenstein was awarded stock options representing the right to acquire 10,000 shares of our stock at a strike price equal to the fair market value of our common stock on the date of grant, and restricted stock grants of 7,500 shares pursuant to the Plan. Conditioned on his continued employment with us, the stock options will vest annually in 1/3rd increments beginning on June 4, 2010 and the restricted stock will vest annually in 1/3rd increments beginning on June 4, 2011.
Equity Incentive Awards
     Restricted Stock Awards
     The restricted shares granted to Mr. Krablin pursuant to his employment agreement and reported in the Grants of Plan Based Awards table above vested one-half on March 23, 2010 and the remaining one-half will vest on March 23, 2011. The restricted shares granted to Messrs. Mitchell and Klopfenstein vest in equal annual installments on the second, third and fourth anniversaries of the grant date of the award. With respect to each of these awards, immediately preceding a change of control or upon termination by us without cause, all of the restricted shares shall be fully vested.
     Stock Option Awards
     The stock option awards granted to Mr. Krablin (pursuant to his employment agreement) vested one-half on March 23, 2010 and will vest one-half on March 23, 2011. The stock options granted to Messrs. Mitchell and Klopfenstein vest in substantially equal annual installments on the first, second and third anniversaries of the grant date of the award. With respect to each of the option awards, in the event of a change of control, the options will become immediately 100% vested. Vested options may be exercised at any time prior to the ten year anniversary of the date of grant of the option, at which time unexercised options will expire. Termination of employment will shorten or eliminate the exercise period applicable to the options, depending on the circumstances of the termination.
Annual Incentive Bonus Awards
     Annual Incentive Bonus Awards are granted on the terms and conditions described above in the “Employment Agreements with our Named Executive Officers” section and in the section titled “Components of Executive Compensation—Performance-Based Annual Incentive Bonus Awards.”

Outstanding Equity Awards at Fiscal Year-End
     The following table provides information on the current holdings of stock options and stock awards by the Named Executive Officers as of December 31, 2009. This table includes unexercised and unvested stock option awards and unvested restricted stock awards.

	Option Awards					Stock Awards
			Equity
			Incentive
			Plan Awards:				Market
	Number of	Number of	Number of			Number of	Value of
	Securities	Securities	Securities			Shares or	Shares or
	Underlying	Underlying	Underlying			Units of	Units of
	Unexercised	Unexercised	Unexercised	Option		Stock That	Stock That
	Options	Options	Unearned	Exercise	Option	Have Not	Have Not
	(#)	(#)(1)	Options	Price	Expiration	Vested	Vested
Name	Exercisable	Unexercisable	(#)	($)	Date	(#)(2)	($)(3)
Steven W. Krablin	—	100,000	—	14.85	3/23/19	10,000	154,300
James M. Mitchell	—	10,000	—	15.43	6/4/19	14,200	671,088
Keith A. Klopfenstein	10,000	—	—	7.41	1/21/15	7,500	115,725
	25,000	—	—	12.31	1/21/16	—	—
	16,667	8,333	—	21.13	2/7/17	—	—
	10,000	20,000	—	42.69	3/20/18	—	—
	—	10,000	—	15.43	6/4/19	—	—

(1)	On June 4, 2009, the Company converted phantom stock options awarded to Steven W. Krablin, representing the value of the right to acquire 100,000 shares of the Company’s stock to 100,000 stock options granted pursuant to the Plan. The Company originally awarded these phantom stock options on March 23, 2009, in connection with Mr. Krablin’s appointment as President, Chief Executive Officer and Chairman of the Board, and they had a strike price of $14.85, which was equal to the fair market value of the Company’s common stock on March 23, 2009. The terms and conditions of the stock options are unchanged from the terms and conditions of the phantom stock options, and Mr. Krablin’s stock options vest 50% on March 23, 2010 and 50% on March 23, 2011. All other stock options vest 33% per year over a three-year period.

(2)	For Mr. Krablin, on June 4, 2009, the Company converted a phantom 10,000 share restricted stock grant to Mr. Krablin to a grant of 10,000 shares of restricted stock granted pursuant to the Plan. The Company originally awarded this phantom restricted stock grant on March 23, 2009, in connection with Mr. Krablin’s appointment with the Company. The Company determined the fair value of these restricted shares based on the closing price of the Company’s stock on June 4, 2009, and these shares vest 50% on March 23, 2010 and 50% on March 23, 2011. For Mr. Mitchell, 10,000 shares of restricted stock were granted on July 1, 2008 and vest over a three year period and 7,500 shares of restricted stock were granted on June 4, 2009 and vest annually in one-third increments beginning on June 4, 2011. For Mr. Klopfenstein, 7,500 shares of restricted stock were granted on June 4, 2009 and vest annually in one-third increments beginning on June 4, 2011.

(3)	This column represents the number of shares granted that have not vested multiplied by the closing stock price on the grant date.

Option Exercises and Stock Vested in Fiscal 2009
     The following table provides information about stock options exercised by or vesting of restricted stock awards for the Named Executive Officers during 2009.

	Option Awards		Stock Awards
	Number of Shares	Value Realized	Number of Shares	Value Realized
	Acquired on Exercise	on Exercise	Acquired on Vesting	on Vesting
Name	(#)	($)	(#)	($)(1)
Steven W. Krablin (2)	—	—	—	—

Gus D. Halas (2)	250,000	1,422,000 (3)	—	—

James M. Mitchell	—	—	3,300	38,379

Keith A. Klopfenstein	10,000	170,472 (4)	—	—

(1)	This column represents the number of vesting shares multiplied by the closing stock price on the vesting date.

(2)	Effective March 23, 2009, Mr. Krablin was appointed, and Mr. Halas resigned, as President, Chief Executive Officer and Chairman of the Company.

(3)	Mr. Halas exercised options during June 2009 for 250,000 shares at exercise prices ranging from $6.28 to $12.31, when the fair market value of the stock was $14.52. The Value Realized on exercise above includes paper gains reported to the IRS at the time of exercise, even if those shares were not sold.

(4)	Mr. Klopfenstein exercised options during 2009 for 10,000 shares at an exercise price of $6.98, when the fair market value of the stock ranged from $21.45 to $26.60. The Value Realized on exercise above includes paper gains reported to the IRS at the time of exercise, even if those shares were not sold.
Pension Benefits
     We do not sponsor or maintain any plans that provide for specified retirement payments or benefits, such as tax-qualified defined benefit plans or supplemental executive retirement plans, for our Named Executive Officers.
Non-Qualified Deferred Compensation
     We do not have any nonqualified deferred compensation plans or arrangements in which the Named Executive Officers participate.
Potential Payments Upon Termination or Change of Control
     As previously described above under “Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table–Employment Agreements with the Named Executive Officers,” Messrs. Krablin and Mitchell have employment agreements that contain provisions for severance benefits in connection with defined termination events, such as a change of control or for any reason other than due to death, disability or cause. In addition, our Plan provides accelerated equity award vesting upon a change of control. The following provides a discussion of the scenarios that entitle our Named Executive Officers to severance payments, along with our best estimates as to the amount of any potential severance or change of control payment that we would liable to pay pursuant to the employment agreements upon a termination of employment or a change of control as of December 31, 2009.
Employment Agreements with our Named Executive Officers
     The employment agreements with Messrs. Krablin and Mitchell contain substantially similar definitions for the following terms:
▪	“Cause” means the executive’s: (1) material breach of the covenant’s contained in his employment agreement; (2) conviction of a felony punishable by imprisonment; (3) commission of an act of fraud with respect to the business and affairs of us or our customers; (4) willful failure or refusal to perform his duties as required by the employment agreement; (5) gross negligence, his theft of our or any of our affiliate’s property, theft of a customer’s property, a material violation of his duty of loyalty to us, or any other material misconduct on the part of the executive which does or could result in a financial loss to us; or (6) material violation of our employee policies, including without limitation our policy on the receipt of a kick-back or side payment from customers or suppliers.

▪	“Disability” is generally defined to mean that as a result of a mental or physical condition, the executive is unable to perform his or her normal duties as required under his or her employment agreement, with or without reasonable accommodation, and the disability is likely to occur for a substantial period of time.

▪	A “change of control” means the closing of a transaction where either more than 50% of our voting power, or all or substantially all of our assets, are transferred to a third party who is not one of our significant stockholders, members or partners; despite the definition contained in the employment agreements, however, this definition must also be interpreted to comply with the change of control definition found in Section 409A of the Internal Revenue Code.
     Steven W. Krablin
     Mr. Krablin’s employment agreement dated March 23, 2009 states that if Mr. Krablin is terminated for death or disability he will receive all base salary and benefits earned or accrued as of the date of the death or disability. In the event that he is terminated for any reason other than due to death, disability or cause, we would be required to pay Mr. Krablin within 30 days of such termination an amount equal to his annual base pay ($500,000 as of December 31, 2009) and a bonus amount equal to the larger of 1) the average annual bonus pay for the two prior fiscal years of employment or 2) Mr. Krablin’s target bonus amount for the prior fiscal year, and all stock options to purchase shares of our common stock and all restricted stock grants previously granted to Mr. Krablin would become fully vested. In addition, if through our actions, Mr. Krablin ceases to hold the title of President and Chief Executive Officer, ceases to report directly to the Board, has any of his primary business responsibilities shifted to another employee that does not report directly to him or was involuntarily transferred to a geographical location that was materially different that the location he initially began providing services to us, and he gave notice of his resignation within 90 days after any of these events without our remedy of the situation, the resignation would be deemed a termination without cause for purposes of the severance payments described above. If Mr. Krablin is terminated without cause within twelve months of the occurrence of a change of control, we would be required to pay Mr. Krablin an amount equal to the sum of two times his annual base pay and two times a bonus amount equal to the larger of 1) the average annual bonus pay for the two fiscal years of employment prior to the occurrence of the change of control or 2) Mr. Krablin’s target bonus amount for the fiscal year prior to the occurrence of the change of control, and all stock options to purchase shares of our common stock and all restricted stock grants previously awarded to Mr. Krablin would become fully vested.
     In order to receive payments pursuant to his employment agreement, Mr. Krablin must: (1) sign a general release in our favor releasing us from all claims and obligations that we might be liable for under the employment agreement and (2) must adhere to the non-compete policies for the year following his termination of employment.
     James M. Mitchell
     Mr. Mitchell’s employment agreement dated April 28, 2010 states that if Mr. Mitchell is terminated for death or disability he will receive all base salary and benefits earned or accrued as of the date of the death or disability. If Mr. Mitchell is terminated for any reason other than death, disability, or cause he will receive all base salary and benefits earned or accrued as of the date of termination, a single lump sum cash payment equal to the larger of 1) his annual base salary ($275,000 as of December 31, 2009) or 2) the base salary he would have been paid over the remaining term of his contract, and a bonus amount equal to the larger of 1) one times the sum of his target annual incentive bonus for the calendar year in which he was terminated or 2) the actual bonus received in the calendar year preceding his termination, and all stock options to purchase shares of our common stock and all restricted stock grants previously granted to Mr. Mitchell would become fully vested. Additionally, Mr. Mitchell would be entitled to reimbursement of the payment of premiums required to continue his group health insurance pursuant to the Consolidated Omnibus Budget Reconciliation Act of 1986 (“COBRA”) until the earlier of (a) the date his COBRA continuation coverage ceases or (b) for twelve months after the date of his termination of employment. In addition, if through our actions, Mr. Mitchell ceases to hold the title of Senior Vice President and Chief Financial Officer, ceases to report directly to the Chief Executive Officer, or was transferred to any place other than within the Houston, Texas metropolitan area, and he gave notice of his resignation within 90 days after any of these events without our remedy of the situation, the resignation would be deemed a termination without cause for purposes of the severance payments described above. If Mr. Mitchell is terminated without cause within twelve months following a change of control, he will receive a single lump sum cash payment equal to two times his annual base salary and a bonus amount equal to the larger of 1) one times the sum of his target annual incentive bonus for the calendar year in which the change of control occurred or 2) the actual bonus received in the calendar year the change of control occurred, and all stock options to purchase shares of our common stock and all restricted stock grants previously granted to Mr. Mitchell would become fully vested. Additionally, Mr. Mitchell would be entitled to reimbursement of the payment of premiums required to continue his group health insurance pursuant to the Consolidated Omnibus Budget Reconciliation Act of 1986 (“COBRA”) until the earlier of (a) the date his COBRA continuation coverage ceases or (b) for twelve months after the date of his termination of employment.
     In order to receive payments pursuant to his employment agreement, Mr. Mitchell must: (1) sign a general release in our favor releasing us from all claims and obligations that we might be liable for under the employment agreement and (2) must adhere to the non-compete policies for the year following his termination of employment.
2002 Stock Incentive Plan
     Messrs. Krablin and Mitchell’s employment agreements provide for the acceleration of vesting for equity based awards upon termination of employment other than for cause, death or disability. Additionally, a change in control may trigger the acceleration of our Named Executive Officers’ stock options and restricted stock awards pursuant to our Incentive Plan. Under our Incentive Plan, unless provided otherwise in the applicable award agreement, in the event of a change in control, all outstanding awards become 100% vested, free of all restrictions, and immediately and fully exercisable. For purposes of the Incentive Plan, a “change in control” generally means the occurrence of any one or more of the following events:
▪	The acquisition by any individual, entity or group of beneficial ownership of 50% or more of our outstanding common stock or combined voting power of the then outstanding voting securities; provided that the following acquisitions will not constitute a change in control: (i) any acquisition directly from us or our subsidiaries, (ii) any acquisition by us, any of our subsidiaries or any employee benefit plan (or related trust) sponsored or maintained by us or any of our subsidiaries or (iii) any acquisition by any corporation pursuant to a reorganization, merger, consolidation or similar business combination (a “Merger”) if such Merger would not be a change in control pursuant to the third bullet point below;

▪	Individuals who constitute our Board of Directors as of June 14, 2010, or successors to such members approved by the Board of Directors, cease for any reason to constitute at least a majority of our Board of Directors;

▪	Approval by our stockholders of a Merger, or the sale or disposition of all or substantially all of our assets (unless our stockholders own more than 50% of the resulting entity (or its parent) and at least a majority of the members of the Board of Directors of the resulting entity (or its parent) were members of our Board of Directors);

▪	The adoption of any plan or proposal for our liquidation or dissolution; or

▪	Any other event that a majority of our Board of Directors, in its sole discretion, determines to constitute a change of control for purposes of the Plan.
     For purposes of the table below, we assume that the payment of all salaries, bonuses, expenses and all accrued payments and benefits is current, and that the applicable termination scenario or change of control event occurred on December 31, 2009. The per share value used to calculate the value of the accelerated equity was $25.50, which was the closing price of our stock on December 31, 2009. For termination of employment other than for cause, death or disability, as it applies to Mr. Mitchell, we have assumed that his severance payment related to base salary would be equal to one year’s base salary. The amounts shown are our best estimates as to the amounts that each executive would receive upon the particular termination event listed; however, exact amounts that any executive would receive could only be determined upon an actual termination of employment or a change of control. Despite any timing noted above, in the event that the executives are also considered “specified employees” as defined under Section 409A of the Internal Revenue Code at the time of their termination of employment, payments may be delayed until the first day of the seventh month following the date of the executive’s termination of employment if such a delay is necessary to remain compliant with Section 409A of the Internal Revenue Code and the regulations that accompany that section.
Potential Payments Upon Termination or Change of Control Table

	Termination of Employment Other
Name	than for Cause, Death or Disability	Change of Control
Steven W. Krablin
Salary and Bonus (1)	$1,185,090	$2,370,180
Accelerated Equity (2)	1,320,000	1,320,000

Total	$2,505,090	$3,690,180

James M. Mitchell
Salary and Bonus (3)	$513,006	$788,006
Accelerated Equity (4)	462,800	462,800
Continued Medical (5)	5,496	5,496

Total	$981,302	$1,256,302

Keith Klopfenstein (6)
Accelerated Equity (7)		$328,365

Total		$328,365

(1)	This amount reflects one times Mr. Krablin’s annual base salary of $500,000 and 2009 bonus of $685,090 for termination other than for cause death or disability, and two times those amounts for termination in connection with a change of control.

(2)	This amount reflects the acceleration of the stock options and restricted stock held by Mr. Krablin at December 31, 2009. At December 31, 2009, Mr. Krablin held 100,000 unvested options to purchase our Company stock at an exercise price of $14.85. The acceleration of this vesting would have a value of $1,065,000. This value was calculated by multiplying the 100,000 shares of unvested stock options by the difference between the December 31, 2009 stock price of $25.50 per share and the exercise price of $14.85. Also, at December 31, 2009, Mr. Krablin held 10,000 shares of unvested restricted stock with a value of $255,000. This value was calculated by multiplying the number of shares (10,000) of unvested restricted stock held by the $25.50 per share value of our stock at December 31, 2009.

(3)	This amount reflects one times Mr. Mitchell’s annual base salary at December 31, 2009 of $275,000 and 2009 bonus of $238,006, for termination other than for cause, death or disability and two times his annual base salary and a bonus of $238,006 for termination in connection with a change of control. Mr. Mitchell’s current annual base salary is $300,000.

(4)	This amount reflects the acceleration of the stock options and restricted stock held by Mr. Mitchell at December 31, 2009. At December 31, 2009, Mr. Mitchell held 10,000 unvested options to purchase our Company stock at an exercise price of $15.43. The acceleration of the vesting of these stock options would have a value of $100,700. This value was calculated by multiplying the 10,000 shares of unvested stock options held by the difference between the December 31, 2009 stock price of $25.50 per share and the exercise price of $15.43 per share. Additionally, at December 31, 2009, Mr. Mitchell held 14,200 shares of unvested restricted stock with a value of $362,100. This value was calculated by multiplying the number of shares (14,200) of unvested restricted stock held multiplied by the $25.50 per share value of our stock on December 31, 2009.

(5)	Mr. Mitchell’s continued medical expenses were calculated by multiplying $458, the monthly premium amount for coverage of an active executive employee under our group health plan, by twelve months.

(6)	Mr. Klopfenstein’s employment agreement expired on October 31, 2009 and a new employment agreement has not been agreed as of the date hereof.

(7)	This amount reflects the acceleration of the stock options and restricted stock held by Mr. Klopfenstein at December 31, 2009. At December 31, 2009, Mr. Klopfenstein held 38,333 unvested options to purchase our Company stock at exercise prices ranging from $15.43 to $42.69 per share. The acceleration of this vesting would have a value of $137,115. This value was calculated by multiplying 8,333 shares of unvested stock options by the difference between the December 31, 2009 stock price of $25.50 per share and an exercise price of $21.13, and multiplying 10,000 shares of unvested stock options by the difference between the December 31, 2009 stock price of $25.50 per share and an exercise price of $15.43 per share. At December 31, 2009, there were 20,000 shares of unvested stock options in which the exercise price exceeded the December 31, 2009 stock price of $25.50 per share. Also, at December 31, 2009, Mr. Klopfenstein held 7,500 shares of unvested restricted stock with a value of $191,250. This value was calculated by multiplying the number of shares (7,500) of unvested restricted stock by the $25.50 per share value of our stock at December 31, 2009.
PROPOSAL TWO — AMENDMENT AND RESTATEMENT OF OUR 2002 STOCK INCENTIVE PLAN
General
     At the Annual Meeting, stockholders will be asked to consider and approve a proposal to amend and restate our 2002 Stock Incentive Plan (the “Restated 2002 Plan”) to increase the number of shares of common stock authorized for issuance from 2,623,000 to 3,573,000. With respect to the number of shares of common stock authorized for issuance under the 2002 Stock Incentive Plan, if the amendment is approved, the first sentence of paragraph 1.4 of the Restated 2002 Plan would read as follows:
     “Subject to adjustment under Section 6.6, there shall be available for Incentive Awards that are granted wholly or partly in Common Stock (including rights or stock options that may be exercised for or settled in Common Stock) One Million (1,000,000) Shares of Common Stock and, effective as of April 10, 2006, Two Million (2,000,000) Shares of Common Stock and, effective as of June 4, 2009, Two Million Six Hundred Twenty Three Thousand (2,623,000) Shares of Common Stock and, effective as of June 14, 2010, Three Million Five Hundred Seventy Three Thousand (3,573,000) Shares of Common Stock.”
     In addition to the amendment increasing the share limit, the Restated 2002 Plan also increases the number of shares of common stock that may be issued upon the exercise of options that are intended to be incentive stock options under Section 422 of the Tax Code from 1,000,000 to 3,573,000. The Board also requests that the stockholders approve the material terms of the Restated 2002 Plan so that awards that are intended to qualify as “performance based compensation” (within the meaning of Section 162(m) of the Tax Code) with respect to the additional shares of common stock will be fully deductible by us. If approved by our stockholders at the meeting, the Restated 2002 Plan will become effective immediately.
     Finally, the amendment and restatement provides that stock options and stock appreciation rights granted on and after June 14, 2010 may have a term of no longer than seven years.
Purpose of the Proposal
     On April 28, 2010, the Board unanimously approved the Restated 2002 Plan, subject to stockholder approval. We believe that the approval of the Restated 2002 Plan is essential to our continued success. Our employees are our most valuable assets. The Restated 2002 Plan provides for incentive awards that are vital to our ability to attract and retain outstanding and highly skilled individuals in the competitive labor markets in which we must compete. Such awards also are crucial to our ability to motivate employees to achieve our goals. To accomplish these goals, the Restated 2002 Plan permits the granting of incentive stock options, nonstatutory stock options, stock appreciation rights (“SARs”), restricted stock, restricted stock units and other types of incentive awards, some of which may require the satisfaction of performance-based criteria in order to be payable to the grantees. In order to facilitate approval of this proposal and assuage any stockholder concerns regarding the number of equity awards it is our intention to ensure that our prospective three-year average burn rate with respect to the number of equity awards granted will not exceed 2.62%. The burn rate will be calculated as (i) the number of shares granted in each fiscal year by the Compensation Committee of the Board of Directors and reported in our periodic reports filed with the SEC, including (a) incentive stock options, (b) restricted stock awards, (c) restricted stock units, (d) non-statutory stock options, and (e) stock-settled SARs divided by (ii) the fiscal year end basic shares outstanding. Cash settled SARs or full value shares settled in cash will not be included in the calculation of burn rate. For purposes of the calculation, 1 full value share equals 2 option (or SAR) shares.
     Our Board is also requesting that stockholders approve the material terms of the Restated 2002 Plan so that certain designated awards with respect to the additional shares of common stock available for awards under the Restated 2002 Plan will qualify for exemption from the deduction limitations of Section 162(m) of the Tax Code. Under Section 162(m), the federal income tax deductibility of compensation paid to our Chief Executive Officer and our three other most highly compensated officers (other than our Chief Executive Officer and principal financial officer) determined pursuant to the executive compensation disclosure rules under the Securities Exchange Act of 1934 (“Covered Employees”) may be limited to the extent such compensation exceeds $1,000,000 in any taxable year. However, we may deduct compensation paid to our Covered Employees in excess of that amount if it qualifies as performance-based compensation. In addition to certain other requirements, in order for awards with respect to additional shares of common stock made under the Restated 2002 Plan to constitute performance-based compensation, the material terms of the Restated 2002 Plan must be disclosed to and approved by our stockholders. Under the Section 162(m) regulations, the material terms of the Restated 2002 Plan are (i) the maximum amount of compensation that may be paid to a participant under the Restated 2002 Plan during a specified period, (ii) the employees eligible to receive compensation under the Restated 2002 Plan, and (iii) the business criteria on which performance goals are based.
     The terms of the Restated 2002 Plan provide that the Committee (as defined below) may require the satisfaction of certain performance standards before awards under the Restated 2002 Plan are granted or before such awards vest or become exercisable, and may designate that certain awards are intended to satisfy the performance-based compensation exception under Section 162(m) of the Tax Code. Accordingly, we are asking stockholders to approve as part of this Proposal Two the material terms of the Restated 2002 Plan for Section 162(m) purposes. The material terms of the Restated 2002 Plan are disclosed below as follows: (i) the maximum amount of annual compensation that can be provided to Covered Employees is described in the section entitled “—Description of the Restated 2002 Plan—Eligibility,” (ii) the eligible employees are described in the section entitled “—Description of the Restated 2002 Plan—Eligibility,” and (iii) the business criteria are described in the section entitled “—Description of the Restated 2002 Plan—Performance-Based Awards.”
Description of the Restated 2002 Plan
     The essential features of the Restated 2002 Plan and its operation are outlined below. The following general description of certain features of the Restated 2002 Plan, as proposed to be amended and restated, is qualified in its entirety by reference to the full text of the Restated 2002 Plan, which is included as Appendix A hereto.
     General. The Restated 2002 Plan affords us the ability to (i) encourage the commitment of selected key employees, consultants and non-employee directors, (ii) motivate superior performance of key employees, consultants and non-employee directors by means of long-term performance related incentives, (iii) encourage and provide key employees, consultants and non-employee directors with a program for obtaining ownership interests in us which link and align their personal interests to those of our stockholders, (iv) attract and retain key employees, consultants and non-employee directors by providing competitive incentive compensation opportunities, and (v) enable key employees, consultants and non-employee directors to share in our long-term growth and success.
     The Restated 2002 Plan permits the Compensation Committee of the Board to administer the Restated 2002 Plan, to grant to our key employees and consultants (or to the key employees of our parent or subsidiaries) any or all of the following: stock options (both incentive stock options and nonstatutory stock options), SARs, restricted stock, restricted stock units and other stock-based or cash-based awards. The Restated 2002 Plan permits the Board to function as the Committee under the Restated 2002 Plan to grant any or all of the above awards to non-employee members of the Board (“Outside Directors”). The terms applicable to these various types of awards, including those terms that may be established by the Committee when making or administering particular awards, are set forth in detail in the Restated 2002 Plan. In addition, the Restated 2002 Plan authorizes the Committee to provide for the payment of an amount necessary to pay the federal and state income tax payable with respect to incentive awards (other than with respect to stock options).
     Shares of Common Stock Authorized for Issuance. If the Restated 2002 Plan is approved by our stockholders, the number of shares of the Company’s common stock, par value $.001 per share, that may be delivered pursuant to awards granted under the Restated 2002 Plan that are granted wholly or partly in common stock (including rights or options that may be settled in common stock), may not exceed 3,573,000 shares of common stock (subject to adjustment as provided in the Restated 2002 Plan), 3,573,000 of which may be granted pursuant to incentive stock options as described in Section 422 of the Tax Code. Stock options and stock appreciation rights will reduce the number of available shares under the Restated 2002 Plan on a one share for one share basis. Restricted stock, restricted stock units and other stock-based awards will reduce the number of available shares under the Restated 2002 Plan on a 1.72 shares for one share basis. Any shares subject to an award under the Restated 2002 Plan that are forfeited or terminated, expire unexercised, lapse or are otherwise cancelled in a manner such that the shares of common stock covered by such award are not issued, may again be used for awards under the Restated 2002 Plan and such shares will be restored to the Restated 2002 Plan on either a one share or a 1.72 share basis, as applicable. Shares of common stock granted pursuant to the Restated 2002 Plan may be treasury shares, authorized, but unissued, shares, reacquired shares, or all of the above. As of April 15, 2010, 2,805,684 stock options had been issued, 259,118 restricted shares had been issued, 886,810 stock options had been cancelled, 7,500 restricted shares has been forfeited, and 425,998 shares were available for future awards under the 2002 Restated Plan. As of April 15, 2010, there are an aggregate of 122,200 shares of restricted stock outstanding and 1,001,538 shares that underlie outstanding stock options. The exercise prices for stock options range from $5.80 to $69.03. On April 15, 2010, the closing price of a share of our common stock was $27.28.
     Eligibility. Our key employees and consultants (and the key employees of our parent or subsidiaries) and our Outside Directors are eligible to participate in the Restated 2002 Plan. The Committee will designate from time to time those employees, consultants and Outside Directors to be granted incentive awards under the Restated 2002 Plan. However, no consultants or Outside Directors are eligible for the grant of any incentive stock option. Further, no employee who owns or would own immediately before the grant of any incentive stock option, directly or indirectly, stock possessing more than 10% of the total combined voting power of all classes of our stock (or our parent or any subsidiary) is eligible for the grant of any incentive stock option. However, the restriction of the preceding sentence does not apply if, at the time an incentive stock option is granted, the exercise price is at least 110% of the common stock’s fair market value on the grant date and the incentive stock option by its terms is not exercisable after the expiration of five years from the grant date. In addition, in any calendar year, no Covered Employee may be granted (in the case of stock options and stock appreciation rights), or have vest (in the case of restricted stock or other stock-based awards), awards relating to more than 1,000,000 shares of common stock, and the maximum aggregate cash payout with respect to incentive awards paid in cash to any such Covered Employee cannot exceed $20,000,000. We currently have four non-employee directors, three executive officers and approximately 630 other employees who are eligible to participate in the 2002 Restated Plan.
     Transferability. Rights under any award may not be transferred except by will or the laws of descent and distribution or a domestic relations order. However, the Committee may, in its discretion, authorize in the applicable incentive agreement the transfer, without consideration, of all or a portion of a nonstatutory stock option by a participant to family members, trusts and entities owned by family members; provided, however, no such transfer is permitted if it would be considered a “listed transaction” under tax shelter authority issued by the Internal Revenue Service.
     Change of Control. Unless provided otherwise in the applicable award agreement, in the event of a change of control, all outstanding awards shall become 100% vested, free of all restrictions, immediately and fully exercisable, and deemed earned in full and payable as of the day immediately preceding the change of control. A “change of control” generally means the occurrence of any one or more of the following events:
•	The acquisition by any individual, entity or group of beneficial ownership of 50% or more of our common stock or combined voting power;

•	Individuals who constitute the Board as of June 14, 2010, or successors to such members approved by the Board of Directors, cease for any reason to constitute at least a majority of the Board of Directors;

•	Consummation of a merger or the sale or other disposition of all or substantially all of our assets (unless, in either case, our stockholders own more than 50% of the resulting entity (or its parent) and at least a majority of the members of the Board of Directors of the resulting entity (or its parent) were members of the Board of Directors); or

•	Consummation of our liquidation or dissolution.
     The Board of Directors may determine, in its discretion, that any of the events described above will not constitute a change of control for purposes of the Restated 2002 Plan.
     Award Agreements and Term. All awards under the Restated 2002 Plan will be authorized by the Committee and evidenced by an award agreement setting forth the type of incentive being granted, the vesting schedule, and other terms and conditions of exercisability. In no event, may incentive stock options be granted after the expiration of ten years from January 1, 2002, the original effective date of the Restated 2002 Plan.
     Stock Options. The Committee may, from time to time, and upon such terms and conditions not inconsistent with the Restated 2002 Plan as it may determine, grant stock options to a participant entitling such participant to purchase shares of common stock. Such grant may be of an option intended to qualify as an “incentive stock option” within the meaning of Section 422 of the Tax Code or a nonstatutory stock option not intended to so qualify. Each grant must specify the purchase price per share for exercising the option. The Committee will have the discretion to determine the exercise price of each nonstatutory stock option granted under the Restated 2002 Plan, but in no event will the purchase price be less than 100% of the fair market value of a share of common stock on the grant date (110% in the case of incentive stock options to 10% or greater stockholders). To the extent that the aggregate fair market value of shares of common stock with respect to which incentive stock options are exercisable for the first time by any employee during any calendar year exceeds $100,000, the options in excess of the $100,000 limit will be treated as nonstatutory stock options.
     Effective June 14, 2010, any grant of a stock option shall expire not more than seven years (five years for incentive stock options to 10% or greater stockholders) from the grant date. Under the 2002 Stock Incentive Plan prior to the proposed restatement a stock option could have a term of up to ten years. Each grant must specify the period of continuous employment with us (or any subsidiary) and/or the achievement of any specific performance objectives that are necessary before the stock option will become exercisable, and may provide for the earlier exercise of the stock options in the event of a change of control or other similar transaction or event. In the event of the death or disability of the holder of any stock option, each then-outstanding vested stock option may be exercised at any time within one year after such death or disability or as otherwise specified in the individual’s incentive agreement, but in no event after the stock option has expired. In the event of the retirement of the holder of any stock option, each then-outstanding vested stock option may be exercised at any time within six months (three months in the case of any incentive stock option) after such retirement or as otherwise specified in the individual’s incentive agreement, but in no event after the stock option has expired. In the event of the termination of employment with us or service on the Board of Directors by the holder of a stock option other than due to death, disability, retirement or for cause, any then-outstanding vested stock option of such holder may be exercised at any time within 90 days after such termination or as otherwise specified in the individual’s incentive agreement, but in no event after the stock option has expired. Finally, in the event of the termination of employment with us or service on the Board of Directors by a holder of any stock option for cause, all vested and non-vested stock options shall immediately expire and shall not be exercisable as of 12:01 a.m. on the date of such termination unless otherwise specified in the individual’s incentive agreement.
     The exercise price of any stock option is payable (i) in cash or by check acceptable to us; (ii) in the discretion of the Committee, by the actual or constructive transfer to us of shares of common stock owned by the exercising holder having a value at the time of exercise equal to the total exercise price of such option; (iii) in the discretion of the Committee, by the withholding of shares of common stock by us which would otherwise be acquired on exercise having an aggregate fair market value at the time of exercise equal to the total option price; or (iv) in the discretion of the Committee, by a combination of the foregoing payment methods.
     Stock Appreciation Rights. The Committee may grant stock appreciation rights subject to such terms and conditions and exercisable at such times as determined by the Committee and specified in the grantee’s incentive agreement. Upon the exercise of a stock appreciation right, the holder may receive cash, shares of common stock, or a combination thereof, the aggregate value of which equals the amount by which the fair market value per share of common stock on the date of exercise exceeds the exercise price of the stock appreciation right, less applicable withholdings. As specified in the individual incentive agreement, stock appreciation rights may become fully vested and immediately exercisable upon a change of control. Effective June 14, 2010, the term of a stock appreciation right shall not exceed seven years. Under the 2002 Stock Incentive Plan prior to the proposed restatement a stock appreciation right could have a term of up to ten years.
     Restricted Stock. An award of restricted stock involves the immediate transfer by us to a participant of ownership of a specific number of shares of common stock, generally in consideration of the performance of services. The participant may be entitled immediately to voting and other ownership rights in the shares. The transfer may be made without additional consideration or for consideration in an amount that is less than, equal to, or greater than the fair market value of the shares on the grant date, as the Committee may determine as specified in the individual’s incentive agreement.
     Restricted stock must be subject to one or more restrictions, including, without limitation, a restriction that constitutes a “substantial risk of forfeiture” within the meaning of Section 83 of the Tax Code for a period to be determined by the Committee and/or a restriction on the participant’s dividend rights for the period during which the forfeiture provisions are in place. In order to enforce these restrictions, the transferability of restricted stock will be prohibited or restricted in a manner and to the extent prescribed by the Committee for the period during which the forfeiture provisions are to continue. As specified in the participant’s incentive agreement, there may be a shorter period during which the restrictions are to apply in the event of the participant’s death, disability, or retirement, or a change of control.
     Restricted Stock Units. A participant may be granted restricted stock units which are intended to reward service or the accomplishment of one or more specific financial or non-financial performance objectives established by the Committee over a specified period. For each applicable period, the Committee shall establish the number of restricted stock units and their contingent values, which may vary depending on the degree to which any performance criteria are met. Restricted stock units may be paid in cash, shares of common stock or in any combination thereof, as specified in the individual’s incentive agreement. As also specified in the incentive agreement, the specified performance period may be subject to an accelerated termination, and the performance criteria thus deemed to be satisfied, in the event of a change of control.
     Other Awards. The Committee may grant to any participant other forms of awards payable in shares of our common stock or in cash. The terms and conditions of such other form of award will be specified by the Committee in the grantee’s incentive agreement. Such other awards may be granted for no cash consideration, other than services already rendered, or for such other consideration as specified in the incentive agreement.
     Performance-Based Awards. Awards may be granted under the Restated 2002 Plan that are subject to the attainment of pre-established performance goals over a specified performance period. Performance-based awards may be payable in stock or cash, or in a combination thereof, as specified in the incentive agreement. The incentive agreement for a performance-based award will specify the performance period, the performance goals to be achieved during the performance period, and the maximum and minimum settlement values. Performance goals set by the Committee may relate to one or more of the following objective performance goals (stated in absolute terms or relative to comparable companies or indices) that the Committee determines are appropriate for inclusion in the individual’s incentive agreement:
(i)	profits (including, but not limited to, profit growth, net operating profit or economic profit);

(ii)	profit-related return ratios;

(iii)	return measures (including, but not limited to, return on assets, capital, equity, investment or sales);

(iv)	cash flow (including, but not limited to, operating cash flow, free cash flow or cash flow return on capital or investments);

(v)	earnings (including but not limited to, total shareholder return, earnings per share or earnings before or after taxes);

(vi)	net sales growth;

(vii)	net earnings or income (before or after taxes, interest, depreciation and/or amortization);

(viii)	gross, operating or net profit margins;

(ix)	productivity ratios;

(x)	share price (including, but not limited to, growth measures and total shareholder return);

(xi)	turnover of assets, capital, or inventory;

(xii)	expense targets;

(xiii)	margins;

(xiv)	measures of health, safety or environment;

(xv)	operating efficiency;

(xvi)	customer service or satisfaction;

(xvii)	market share;

(xviii)	credit quality;

(xix)	debt ratios (e.g., debt to equity and debt to total capital); and

(xx)	working capital targets.
     Administration and Amendments. The Restated 2002 Plan is administered by the Compensation Committee of the Board, except with respect to matters involving the Outside Directors for which the Board will function as the Committee. The Committee is composed of at least two directors who qualify as “outside directors” under Section 162(m) of the Tax Code and as “non-employee directors” under Rule 16b-3 promulgated under the Securities Exchange Act of 1934. The Committee has the authority under the Restated 2002 Plan to delegate its duties and authority under the Restated 2002 Plan to designated officers or other employees pursuant to such conditions as the Committee may establish, but may not delegate its authority to grant awards under the Restated 2002 Plan or take any action in contravention of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, the “performance-based compensation” exception under Section 162(m) of the Tax Code, or the Sarbanes-Oxley Act of 2002.
     The Committee is authorized to interpret the Restated 2002 Plan and related incentive agreements and other documents, to make grants to participants under any, or a combination of all, of the various categories of incentive awards that are authorized under the Restated 2002 Plan, to establish, amend and waive any rules and regulations relating to the Restated 2002 Plan, and to make all determinations necessary or advisable for the administration of the Restated 2002 Plan.
     The Board of Directors has the power and authority to terminate or amend the Restated 2002 Plan in any manner and at any time; provided, however, the Board may not, without the approval of stockholders:
•	other than as a result of a dilutive event, increase the maximum number of shares which may be issued under the Restated 2002 Plan;

•	amend the requirements as to the class of employees eligible to purchase common stock under the Restated 2002 Plan;

•	extend the term of the Restated 2002 Plan;

•	increase the maximum limits on awards to covered employees as set for compliance with Section 162(m) of the Tax Code or applicable Treasury Regulations; or

•	decrease the authority granted to the Committee under the Plan in contravention of Rule 16b-3 under the Exchange Act; or

•	provide for the repricing or exchange of any underwater stock options or SARs for cash consideration or other incentive awards.
     In addition, to the extent that the Committee determines that the listing requirements of any national securities exchange or quotation system on which our common stock is then listed or quoted, or the Tax Code or regulations promulgated thereunder, require stockholder approval in order to maintain compliance with such listing requirements or to maintain any favorable tax advantages or qualifications, then the Restated 2002 Plan shall not be amended without approval of our stockholders. No amendment to the Restated 2002 Plan may adversely affect any rights of a holder of an outstanding award under the Restated 2002 Plan without such holder’s consent.
     Adjustments. The maximum number of shares of common stock that may be issued or transferred under the Restated 2002 Plan, the number of shares of common stock covered by outstanding stock options, restricted stock and other incentive awards, and the exercise price and the kind of shares specified therein, are subject to adjustment by the Board to reflect any stock splits, stock dividends, spin-offs, combinations of shares, recapitalizations, mergers, consolidations, reorganizations, liquidations, issuances of rights or warrants and similar transactions or events.
Federal Income Tax Consequences
     The following discussion is for general information only and is intended to summarize briefly the United States federal tax consequences to participants arising from participation in the Restated 2002 Plan. This description is based on current law, which is subject to change (possibly retroactively). The tax treatment of participants in the Restated 2002 Plan may vary depending on the particular situation and may, therefore, be subject to special rules not discussed below. No attempt has been made to discuss any potential foreign, state, or local tax consequences.
     Incentive Stock Options; Non-qualified Stock Options; Stock Appreciation Rights. Participants will not realize taxable income upon the grant of a non-qualified stock option or a stock appreciation right. Upon the exercise of a non-qualified stock option or stock appreciation right, a participant will recognize ordinary compensation income (subject to withholding) in an amount equal to the excess of (i) the amount of cash and the fair market value of the common stock received, over (ii) the exercise price (if any) paid therefor. A participant will generally have a tax basis in any shares of common stock received pursuant to the exercise of a stock appreciation right, or pursuant to the cash exercise of a non-qualified stock option, that equals the fair market value of such shares on the date of exercise. Subject to the discussion under “—Tax Code Limitations on Deductibility” below, we and our subsidiaries (as applicable) will be entitled to a deduction for federal income tax purposes that corresponds as to timing and amount with the compensation income recognized by a participant under the foregoing rules.
     Participants eligible to receive an incentive stock option will not recognize taxable income on the grant of an incentive stock option. Upon the exercise of an incentive stock option, a participant will not recognize taxable income, although the excess of the fair market value of the shares of common stock received upon exercise of the incentive stock option (“ISO Stock”) over the exercise price will increase the alternative minimum taxable income of the participant, which may cause such participant to incur alternative minimum tax. The payment of any alternative minimum tax attributable to the exercise of an incentive stock option would be allowed as a credit against the participant’s regular tax liability in a later year to the extent the participant’s regular tax liability is in excess of the alternative minimum tax for that year.
     Upon the disposition of ISO Stock that has been held for the requisite holding period (generally, at least two years from the date of grant and one year from the date of exercise of the incentive stock option), a participant will generally recognize capital gain (or loss) equal to the excess (or shortfall) of the amount received in the disposition over the exercise price paid by the participant for the ISO Stock. However, if a participant disposes of ISO Stock that has not been held for the requisite holding period (a “Disqualifying Disposition”), the participant will recognize ordinary compensation income in the year of the Disqualifying Disposition in an amount equal to the amount by which the fair market value of the ISO Stock at the time of exercise of the incentive stock option (or, if less, the amount realized in the case of an arm’s length disposition to an unrelated party) exceeds the exercise price paid by the participant for such ISO Stock. A participant would also recognize capital gain to the extent the amount realized in the Disqualifying Disposition exceeds the fair market value of the ISO Stock on the exercise date. If the exercise price paid for the ISO Stock exceeds the amount realized (in the case of an arm’s-length disposition to an unrelated party), such excess would ordinarily constitute a capital loss.
     Generally, we will not be entitled to any federal income tax deduction upon the grant or exercise of an incentive stock option, unless a participant makes a Disqualifying Disposition of the ISO Stock. If a participant makes a Disqualifying Disposition, we will then, subject to the discussion below under “—Tax Code Limitations on Deductibility,” be entitled to a tax deduction that corresponds as to timing and amount with the compensation income recognized by a participant under the rules described in the preceding paragraph.
     Under current rulings, if a participant transfers previously held shares of common stock (other than ISO Stock that has not been held for the requisite holding period) in satisfaction of part or all of the exercise price of a non-qualified stock option or incentive stock option, no additional gain will be recognized on the transfer of such previously held shares in satisfaction of the non-qualified stock option or incentive stock option exercise price (although a participant would still recognize ordinary compensation income upon exercise of a non-qualified stock option in the manner described above). Moreover, that number of shares of common stock received upon exercise which equals the number of shares of previously held common stock surrendered therefor in satisfaction of the non-qualified stock option or incentive stock option exercise price will have a tax basis that equals, and a capital gains holding period that includes, the tax basis and capital gains holding period of the previously held shares of common stock surrendered in satisfaction of the non-qualified stock option or incentive stock option exercise price. Any additional shares of common stock received upon exercise will have a tax basis that equals the amount of cash (if any) paid by the participant, plus the amount of compensation income recognized by the participant under the rules described above.
     The 2002 Restated Plan allows the Committee to permit the transfer of awards in limited circumstances. See “—Transferability.” For income and gift tax purposes, certain transfers of non-qualified stock options and stock appreciation rights generally should be treated as completed gifts, subject to gift taxation.
     The Internal Revenue Service has not provided formal guidance on the income tax consequences of a transfer of non-qualified stock options (other than in the context of divorce) or stock appreciation rights. However, the Internal Revenue Service has informally indicated that after a transfer of stock options (other than in the context of divorce pursuant to a domestic relations order), the transferor will recognize income, which will be subject to withholding, and FICA/FUTA taxes will be collectible at the time the transferee exercises the stock options.
     In addition, if a participant transfers a vested non-qualified stock option to another person and retains no interest in or power over it, the transfer is treated as a completed gift. The amount of the transferor’s gift (or generation-skipping transfer, if the gift is to a grandchild or later generation) equals the value of the non-qualified stock option at the time of the gift. The value of the non-qualified stock option may be affected by several factors, including the difference between the exercise price and the fair market value of the stock, the potential for future appreciation or depreciation of the stock, the time period of the non-qualified stock option and the illiquidity of the non-qualified stock option. The transferor will be subject to a federal gift tax, which will be limited by (i) the annual exclusion of $13,000 (in 2010) per donee, (ii) the transferor’s lifetime unified credit, or (iii) the marital or charitable deduction rules. The gifted non-qualified stock option will not be included in the participant’s gross estate for purposes of the federal estate tax or the generation-skipping transfer tax.
     This favorable tax treatment for vested non-qualified stock options has not been extended to unvested non-qualified stock options. Whether such consequences apply to unvested non-qualified stock options is uncertain and the gift tax implications of such a transfer are a risk the transferor will bear upon such a disposition. The IRS has not specifically addressed the tax consequences of a transfer of stock appreciation rights.
     Restricted Shares; Unrestricted Shares; Restricted Share Units. A participant will not have taxable income at the time of grant of a stock award in the form of restricted share units denominated in common stock, but rather, will generally recognize ordinary compensation income at the time he receives cash or common stock in settlement of the restricted share units in an amount equal to the cash or the fair market value of the common stock received. In general, a participant will recognize ordinary compensation income as a result of the receipt of common stock pursuant to a restricted share award or unrestricted share award in an amount equal to the fair market value of the common stock when such stock is received; provided that, if the stock is not transferable and is subject to a substantial risk of forfeiture when received, a participant will recognize ordinary compensation income in an amount equal to the fair market value of the common stock (i) when the common stock first becomes transferable or is no longer subject to a substantial risk of forfeiture, in cases where a participant does not make an valid election under Section 83(b) of the Tax Code, or (ii) when the common stock is received, in cases where a participant makes a valid election under Section 83(b) of the Tax Code.
     A participant will be subject to withholding for federal, and generally for state and local, income taxes at the time he recognizes income under the rules described above with respect to common stock or cash received. Dividends that are received by a participant prior to the time that the common stock is taxed to the participant under the rules described in the preceding paragraph are taxed as additional compensation, not as dividend income. The tax basis in the common stock received by a participant will equal the amount recognized by him as compensation income under the rules described in the preceding paragraph, and the participant’s capital gains holding period in those shares will commence on the later of the date the shares are received or the restrictions lapse.

     Subject to the discussion immediately below, we and our subsidiaries (as applicable) will be entitled to a deduction for federal income tax purposes that corresponds as to timing and amount with the compensation income recognized by a participant under the foregoing rules.
     Tax Code Limitations on Deductibility. In order for the amounts described above to be deductible, such amounts must constitute reasonable compensation for services rendered or to be rendered and must be ordinary and necessary business expenses.
     Our ability (or the ability of one of our subsidiaries, as applicable) to obtain a deduction for future payments under the Restated 2002 Plan could also be limited by the golden parachute payment rules of Section 280G of the Tax Code, which prevents the deductibility of certain excess parachute payments made in connection with a change in control of an employer-corporation.
     Finally, our ability (or the ability of one of our subsidiaries, as applicable) to obtain a deduction for amounts paid under the Restated 2002 Plan could be limited by Section 162(m) of the Tax Code, which limits the deductibility, for federal income tax purposes, of compensation paid to certain executive officers of a publicly traded corporation to $1,000,000 with respect to any such officer during any taxable year of the corporation. However, an exception applies to this limitation in the case of certain performance-based compensation. In order to exempt performance-based compensation from the $1,000,000 deductibility limitation, the grant or vesting of the award relating to the compensation must be based on the satisfaction of one or more performance goals as selected by the Committee. Performance-based awards intended to comply with Section 162(m) of the Tax Code may not be granted in a given period if such awards relate to shares of common stock which exceed a specified limitation or, alternatively, the performance-based awards may not result in compensation, for a participant, in a given period which exceeds a specified limitation. If the Restated 2002 Plan is approved at the annual meeting, a participant who receives an award or awards intended to satisfy the performance-based exception to the $1,000,000 deductibility limitation will be subject to the Individual Limit described under “—Description of the Restated 2002 Plan—Eligibility.” Although the Restated 2002 Plan has been drafted to satisfy the requirements for the performance-based compensation exception, we may determine that it is in our best interests not to satisfy the requirements for the exception.
     Requirements Regarding “Deferred Compensation.” Certain of the benefits under the Restated 2002 Plan may constitute “deferred compensation” within the meaning of Internal Revenue Code Section 409A, a recently enacted provision governing “nonqualified deferred compensation plans,” effective for amounts deferred after December 31, 2004. Failure to comply with the requirements of Section 409A regarding participants’ elections and the timing of payment distributions could result in the affected participants being required to recognize ordinary income for federal tax purposes earlier than expected, and to be subject to substantial penalties. The Restated 2002 Plan, if approved by stockholders, has been amended to comply with the applicable requirements of Section 409A.

Previously Awarded Options
     The awards, if any, that will be made to eligible persons under the 2002 Restated Plan for our 2010 fiscal year are subject to the discretion of the Compensation Committee and, therefore, cannot be determined with certainty at this time. The following table sets forth, for the Named Executive Officers and certain groups, all shares underlying or issued pursuant to stock options awarded prior to December 31, 2009 under the 2002 Stock Incentive Plan. No associate of any of the directors, executive officers or nominees set forth below holds or has held options to purchase our common stock granted under the Equity-Based Compensation Plan.

Number of Shares Issued or
Name and Principal Position	Underlying Options
Steven W. Krablin President, Chief Executive Officer, and Chairman of the Board	100,000
Keith A Klopfenstein Senior Vice President – Pressure Control Group	100,000
James M. Mitchell Senior Vice President and Chief Financial Officer	10,000
Lisa W. Rodriguez Director Nominee	0
All Executives as a Group (1)	210,000
Non-Executive Director Group (2)	30,000
Non-Executive Officer Employee Group (3)	828,706
Total	1,068,706

(1)	Consists of all of our executive officers (three persons).

(2)	Consists of all members of the Board who are not also our executive officers and including the nominees set forth above (four persons).

(3)	Consists of all of our employees (other than the executive officers) who have previously received options to purchase our common stock under the 2002 Stock Incentive Plan.
Approval
     The adoption of the proposal to amend the Restated 2002 Plan requires the affirmative vote of the holders of a majority of the shares of outstanding common stock represented at the meeting, in person or by proxy, and entitled to vote on the Record Date. Abstentions have the effect of a vote against the amendment and restatement of the 2002 Stock Plan. Broker non-votes will not affect the outcome of the vote on the amendment and restatement of the 2002 Stock Plan. If you hold your shares through a broker or other nominee and you do not instruct them on how to vote on this proposal, the broker or other nominee will not have the authority to vote your shares.
THE BOARD OF DIRECTORS RECOMMENDS VOTING FOR THE APPROVAL OF THE RESTATED 2002 PLAN WHICH HAS BEEN AMENDED AND RESTATED PRIMARILY TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK AUTHORIZED UNDER THE 2002 INCENTIVE PLAN EFFECTIVE AS OF JUNE 14, 2010.

PROPOSAL THREE – RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
General
     Our Audit Committee has appointed Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2010. Although the selection and appointment of an independent registered public accounting firm is not required to be submitted to a vote of stockholders, the board of directors has decided to ask our stockholders to ratify this appointment. Representatives of Ernst & Young LLP are expected to be present at the annual meeting, will be given the opportunity to make a statement if they so desire, and are expected to be available to respond to appropriate questions of any stockholders.
Approval
     The adoption of the proposal to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2010 requires the affirmative vote of the holders of a majority of the shares of outstanding common stock represented at the meeting, in person or by proxy, and entitled to vote on the Record Date. Abstentions have the effect of a vote against the ratification of Ernst & Young LLP. Broker non-votes will not affect the outcome of the vote on the ratification of Ernst & Young LLP. If you hold your shares through a broker or other nominee and you do not instruct them on how to vote on this proposal, the broker or other nominee will have the authority to vote your shares.
THE BOARD OF DIRECTORS RECOMMENDS VOTING FOR THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2010.
OTHER INFORMATION
Security Ownership of Certain Beneficial Owners
     Based on information filed with the SEC as of the most recent practicable date, this table shows the number and percentage of shares beneficially owned by owners of more than five percent of the outstanding shares of the common stock of the Company at December 31, 2009. The number and percentage of shares of common stock beneficially owned is based on 13,038,143 shares outstanding as of December 31, 2009.

		Percent of
5% Owners	Number of Shares	Class
Royce & Associates, LLC 745 Fifth Avenue New York, New York 10151 (1)	1,113,800	8.6%
Blackrock, Inc. 40 East 52nd Street New York, New York 10022 (2)	703,845	5.4%

(1)	Based on Schedule 13G filed with the SEC on January 26, 2010. Royce & Associates, LLC, as an investment advisor registered under Section 203 of the Investment Advisers Act of 1940, reported a total aggregate amount beneficially owned of 1,113,800 shares, sole voting power of 1,113,800 shares, and sole dispositive power of 1,113,800 shares.

(2)	Based on Schedule 13G filed with the SEC on January 29, 2010. BlackRock, Inc., as a parent holding company or control person in accordance with Rule 13d-1(b)(1)(ii)(G), reported a total aggregate amount beneficially owned of 703,845 shares, sole voting power of 703,845 shares, and sole dispositive power of 703,845 shares.

Security Ownership of Management
     This table shows the number and percentage of shares of the Company’s common stock beneficially owned as of April 15, 2010 by each of our current directors and executive officers and by all current directors and executive officers as a group. The number and percentage of shares of common stock beneficially owned is based on 13,068,704 shares outstanding as of April 15, 2010. Beneficial ownership includes any shares as to which the director or executive officer has the right to acquire within 60 days of April 15, 2010 through the exercise of any stock option, warrant or other right. Unless otherwise noted, each stockholder has voting and investment power, or shares these powers with his spouse, with respect to the shares beneficially owned.

	Shares	Percent
Name of Individual	Beneficially Owned	Of Class
Steven W. Krablin (1)	67,586	*
James M. Mitchell (2)	40,833	*
Keith A. Klopfenstein (3)	90,833	*
James M. Tidwell (4)	36,170	*
Robert L. Ayers (5)	16,901	*
Thomas R. Bates, Jr. (6)	16,901	*
Lisa W. Rodriguez (7)	12,146	*
All directors and executive officers as a group (7 persons) (1) – (7)	281,370	2.1%

*	Less than 1%

(1)	Includes: 1) 586 shares that may be acquired upon the exercise of warrants issued in December 2001; 2) 50,000 shares that may be acquired upon the exercise of stock options; 3) 5,000 shares of restricted stock for which Mr. Krablin will not have voting power until they are vested; and 4) 1,000 shares owned by Mr. Krablin’s daughter, for which Mr. Krablin disclaims beneficial ownership.

(2)	Includes 3,333 shares that may be acquired upon the exercise of stock options and 14,200 shares of restricted stock for which Mr. Mitchell will not have voting power until they are vested.

(3)	Includes 83,333 shares that may be acquired upon the exercise of stock options and 7,500 shares of restricted stock for which Mr. Klopfenstein will not have voting power until they are vested.

(4)	Includes 30,000 shares that may be acquired upon the exercise of stock options and 4,000 shares of restricted stock for which Mr. Tidwell will not have voting power until they are vested.

(5)	Includes 4,000 shares of restricted stock for which Mr. Ayers will not have voting power until they are vested.

(6)	Includes 4,000 shares of restricted stock for which Mr. Bates will not have voting power until they are vested.

(7)	Includes 4,000 shares of restricted stock for which Ms. Rodriguez will not have voting power until they are vested.
Securities Authorized for Issuance Under Equity Compensation Plans
     The following table provides information with respect to compensation plans under which our securities are authorized for issuance as of December 31, 2009:

Number of securities
remaining available for
future issuance under
	Number of securities		equity compensation
	to be issued upon	Weighted-average	plans (excluding
	exercise of	exercise price of	securities reflected in
	outstanding options	outstanding options	column (a))
Plan Category	(a)	(b)	(c)
Equity compensation plans approved by security holders	1,068,706	$30.67	388,842
Equity compensation plans not approved by security holders	—	—	—

Total	1,068,706	$30.67	388,842

Independent Registered Public Accounting Firm Fees
     The following table sets forth the aggregate fees billed to us for the fiscal years ended December 31, 2009 and 2008 by our independent registered public accounting firm, Ernst & Young LLP:

	2009	2008
Audit Fees (a)	$1,339,009	$1,692,401
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	1,667	1,624

Total Fees	$1,340,676	$1,694,025

(a)	Represents fees for the annual audits and the reviews of our quarterly reports on Form 10-Q. 2008 amounts include $189,853 of professional fees related to due diligence procedures performed during the year.
     Effective May 6, 2003, the Audit Committee established a policy to pre-approve all audit, audit–related, tax and other fees for services proposed to be rendered by our independent registered public accounting firm prior to engagement of the firm for that service. The Audit Committee delegated to its Chairman the authority to pre-approve audit-related and non-audit services not prohibited by law to be performed by our independent registered public accounting firm and the associated fees, provided that the Chairman report any such pre-approvals to the full Audit Committee at its next regular meeting. Consideration and approval of such services for 2009 generally occurred in the regularly scheduled quarterly meetings of the Audit Committee.
     Pre-approved fee levels for all services to be provided by the independent registered public accounting firm are established annually by the Audit Committee. Any proposed services exceeding these levels require specific pre-approval by the Audit Committee. The Audit Committee previously specifically approved the 2009 annual audit and quarterly review fees.
     None of the fees paid to the independent registered public accounting firm under the categories Audit- Related, Tax and All Other Fees were approved by the Audit Committee pursuant to the de minimis exception established by the SEC.
Compliance With Section 16(a) of the Exchange Act
     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our officers and directors, and persons who own more than 10% of a registered class of our equity securities, to file reports of ownership and changes of ownership with the Securities and Exchange Commission. The Company has undertaken responsibility for preparing and filing the stock ownership forms required on behalf of its officers and directors. Based upon a review of forms filed and information provided by the Company’s officers and directors, we believe that all Section 16(a) reporting requirements were met during 2009. However, due to an administrative error, an amended Form 4 was filed on behalf of Mr. Klopfenstein to include the amount of securities owned following transactions previously reported on Forms 4.
Certain Relationships and Related Transactions
     We transact business with companies with which certain of our Directors are affiliated. All transactions with these companies are on terms competitive with other third party customers and vendors, and none of these is material either to us or any of these companies.
     We review all relationships and transactions in which we and our directors and executive officers or their immediate family members are participants to determine whether such persons have a direct or indirect material interest. Our General Counsel’s office is primarily responsible for the development and implementation of processes and controls to obtain information from the directors and executive officers with respect to related person transactions and for then determining, based on the facts and circumstances, whether we or a related person has a direct or indirect material interest in the transaction. As required under the SEC’s rules, transactions that are determined to be directly or indirectly material to us or a related person are filed with the SEC when required and disclosed in our proxy statement.

     Our Code of Business Conduct and Ethics prohibits conflicts of interest. Under the Code of Business Conduct and Ethics, conflicts of interest occur when private or family interests interfere in any way, or even appear to interfere, with our interests. Our prohibition on conflicts of interest under the Code of Conduct includes related person transactions.
     Under the Code of Business Conduct and Ethics, all employees are required to report any actual or apparent conflict of interest, or potential conflict of interest, to their supervisors or our General Counsel. This information is then reviewed by our Audit Committee, our Board of Directors or our independent registered public accounting firm, as deemed necessary, and discussed with management. As part of this review, the following factors are generally considered:
•	the nature of the related person’s interest in the transaction;

•	the material terms of the transaction, including, without limitation, the amount and type of transaction;

•	the importance of the transaction to the related person;

•	the importance of the transaction to us;

•	whether the transaction would impair the judgment of a director or executive officer to act in our best interest;

•	whether the transaction might affect the status of a director as independent under the independence standards of the NASDAQ; and

•	any other matters deemed appropriate with respect to the particular transaction.
     Ultimately, all such transactions must be approved or ratified by the Audit Committee of our Board of Directors. Any member of the Audit Committee who is a related person with respect to a transaction is recused from the review of the transaction.
     In addition, our legal staff annually distributes a questionnaire to our executive officers and members of our Board of Directors requesting certain information regarding, among other things, their immediate family members, employment and beneficial ownership interests. This information is then reviewed for any conflicts of interest. At the completion of the annual audit, our Audit Committee and the independent registered public accounting firm review with management, insider and related person transactions and potential conflicts of interest. In addition, our internal audit function has processes in place, under its written procedure policies, to identify related person transactions and potential conflicts of interest and report them to senior management and the Audit Committee.
COST OF SOLICITATION
     We have retained InvestorCom, Inc. to solicit proxies from our stockholders at an estimated fee of $3,000, plus expenses. This fee does not include the costs of preparing, printing, assembling, delivering and mailing the Proxy Statement. The Company will pay for the cost of soliciting proxies. In addition to the use of mail, proxies may be solicited by our directors, officers and regular employees, in person or by telephone or other means of communication. Our directors, officers and employees will not be compensated additionally for such solicitation but may be reimbursed for out-of-pocket expenses in connection with the solicitation. We are also making arrangements with brokerage houses and other custodians, nominees and fiduciaries for the delivery of solicitation material to the beneficial owners of common stock, and we will reimburse those brokers, custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses in connection with such services.
STOCKHOLDER PROPOSALS
     We must receive proposals by stockholders intended to be presented at the 2011 Annual Meeting of Stockholders at 7135 Ardmore, Houston, Texas 77054, Attention: Richard M. Safier, for inclusion in our proxy statement and form of proxy relating to that meeting no later than January 3, 2011 unless the date of the 2011 Annual Meeting is changed by more than 30 days from June 14, 2010, in which case the deadline is a reasonable time prior to the time we begin to print and mail out proxy materials.
     A stockholder who wishes to make a proposal at the 2011 Annual Meeting of Stockholders without complying with the requirements of Rule 14a-8 (and therefore without including the proposal in our proxy materials) must notify us of that proposal no sooner than January 3, 2011 and no later than March 4, 2011, and follow the procedures outlined in our Bylaws. If a stockholder wishes to nominate a person to be elected to the Board of Directors, such stockholder must notify us of such nomination no sooner than January 3, 2011 and no later than March 4, 2011 and follow the procedures outlined in our Bylaws. If, in either case, the date of the 2011 Annual Meeting is changed by more than 30 days from June 14, 2011, notice by the stockholder will be timely if delivered to or mailed and received at our principal executive offices not later than the close of business on the tenth day following the earlier of the date on which a written statement setting forth the date of such meeting was mailed to stockholders or the date on which it is first disclosed to the public. If a stockholder fails to timely give notice, then the persons named as proxies in the proxy cards solicited by our Board of Directors for that meeting will be entitled to vote the proxy cards held by them regarding that proposal, if properly raised at the meeting, in their discretion or as directed by our management.
OTHER MATTERS
     Management is not aware of any other matters to be presented for action at the Annual Meeting. However, if any other matter is properly presented, it is the intention of the persons named in the enclosed proxy form to vote in accordance with their best judgment on such other matters.
     A copy of our 2009 Annual Report to Stockholders, which includes copies of our Annual Report on Form 10-K for the year ended December 31, 2009, accompanies this proxy statement.
By Order of the Board of Directors,

Richard M. Safier
General Counsel and Secretary
May 11, 2010

Appendix A
T-3 ENERGY SERVICES
2002 STOCK INCENTIVE PLAN
(As Amended and Restated Effective June 14, 2010)

T-3 ENERGY SERVICES
2002 STOCK INCENTIVE PLAN
SECTION 1
GENERAL PROVISIONS RELATING TO
PLAN GOVERNANCE, COVERAGE AND BENEFITS
1.1 Background and Purpose
     T-3 Energy Services, Inc., a Delaware corporation (“T-3”), entered into an Agreement and Plan of Merger, dated as of May 7, 2001, and as subsequently amended, by and among T-3, Industrial Holdings, Inc., a Texas corporation (“IHI”), and First Reserve Fund VIII, Limited Partnership, a Delaware limited partnership (the “Merger Agreement”).
     Pursuant to the Merger Agreement, the parties entered into a business combination effected by a merger of T-3 into IHI, as a result of which the separate existence of T-3 ceased and IHI was the surviving corporation (the “Merger”). Immediately after the consummation of the Merger, IHI merged into a Delaware corporation which was a wholly owned subsidiary of IHI, and the subsidiary survived and its name was changed to T-3 Energy Services, Inc., a Delaware corporation (the “Company”). Pursuant to the Merger Agreement, the outstanding options to purchase T-3 Common Stock (collectively, the “T-3 Options”) were converted into stock options to purchase shares of the Company’s Common Stock pursuant to an exchange formula set forth in the Merger Agreement.
     T-3 had previously adopted the “T-3 Energy Services, Inc. 2000 Stock Option Plan” (the “T-3 Plan”). IHI had previously adopted the “Industrial Holdings, Inc. 1998 Incentive Plan” (the “IHI 1998 Plan”) and the “Industrial Holdings, Inc. 1994 Amended and Restated Incentive Stock Plan” (the “IHI 1994 Plan”).
     The outstanding T-3 Options at the time of the Merger were assumed under the IHI 1998 Plan at such time. Coincident with the assumption of the outstanding T-3 Options under the IHI 1998 Plan, the T-3 Plan was merged into the IHI 1998 Plan but only to the extent necessary for the purpose of construing the applicable terms and conditions of the individual stock option agreements for the outstanding T-3 Options to the extent that specific terms of such agreements incorporate particular provisions of the T-3 Plan by reference.
     The Company amended and restated the IHI Plan under the form of the plan document entitled “T-3 Energy Services 2002 Stock Incentive Plan” (the “Plan”), effective as of January 1, 2002 (the “Original Effective Date”), to reflect the reorganization of the plan sponsor and to incorporate various other amendments for the benefit of the Company and the participants in the Plan.
     Effective as of the Original Effective Date, the outstanding stock options under the IHI 1994 Plan (the “IHI 1994 Options”) were assumed under the Plan. Coincident with the assumption of the outstanding IHI 1994 Options under the Plan, the IHI 1994 Plan was merged into the Plan but only to the extent necessary for the purpose of construing the applicable terms and conditions of the individual stock option agreements for the outstanding IHI 1994 Options to

1

the extent that specific terms of such agreements incorporate particular provisions of the IHI 1994 Plan by reference.
     As of the Original Effective Date, all outstanding stock options that were previously granted by T-3 and IHI and assumed and continued under the Plan, as amended and restated, were made subject to the applicable terms and conditions of the Plan, as it may further be amended, and the individual stock option agreements for each such option grant.
     The Company again amended and restated the Plan under the form of the plan document entitled “T-3 Energy Services 2002 Stock Incentive Plan”, as amended and restated effective July 30, 2002, primarily to incorporate changes made by the Sarbanes-Oxley Act of 2002 which was effective July 30, 2002.
     The Company again amended and restated the Plan under the form of the plan document entitled “T-3 Energy Services 2002 Stock Incentive Plan”, as amended and restated effective January 1, 2005, primarily to increase the number of shares of the Company’s Common Stock that are reserved for issuance under the Plan from 1,000,000 to 2,000,000 shares effective April 10, 2006, and to incorporate changes required by Section 409A of the Code which was effective January 1, 2005.
     The Company again amended and restated the Plan under the form of this plan document entitled “T-3 Energy Services 2002 Stock Incentive Plan”, as amended and restated effective June 4, 2009, primarily to increase the number of shares of the Company’s Common Stock that are reserved for issuance under the Plan from 2,000,000 to 2,623,000 shares effective as of June 4, 2009.
     The Company hereby again amends and restates the Plan under the form of this plan document entitled “T-3 Energy Services 2002 Stock Incentive Plan”, as amended and restated effective June 14, 2010 (hereafter the term “Plan” shall refer to this Plan document), to (i) increase the number of shares of the Company’s Common Stock that are reserved for issuance under the Plan from 2,623,000 to 3,573,000 shares, effective as of June 14, 2010, (ii) increase the number of shares of the Company’s Common Stock which may be issued upon exercise of incentive stock options from 1,000,000 to 3,573,000, effective as of June 14, 2010, and (iii) decrease the maximum term of stock options and stock appreciation rights granted on and after June 14, 2010 from ten (10) years to seven (7) years.
     The purpose of the Plan is to foster and promote the long-term financial success of T-3 Energy Services, Inc. (the “Company”) and to increase stockholder value by: (a) encouraging the commitment of selected key Employees, Consultants and Outside Directors, (b) motivating superior performance of key Employees, Consultants and Outside Directors by means of long-term performance related incentives, (c) encouraging and providing key Employees, Consultants and Outside Directors with a program for obtaining ownership interests in the Company which link and align their personal interests to those of the Company’s stockholders, (d) attracting and retaining key Employees, Consultants and Outside Directors by providing competitive compensation opportunities, and (e) enabling key Employees, Consultants and Outside Directors to share in the long-term growth and success of the Company.

2

     The Plan provides for payment of various forms of compensation. It is not intended to be a plan that is subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”). The Plan will be interpreted, construed and administered consistent with its status as a plan that is not subject to ERISA.
     The Plan will remain in effect, subject to the right of the Board to amend or terminate the Plan at any time pursuant to Section 7.7, until all Shares subject to the Plan have been purchased or acquired according to its provisions. However, in no event may an Incentive Stock Option be granted under the Plan after the expiration often (10) years from the Original Effective Date to the extent required by Code Section 422(b)(2).
1.2 Definitions
     The following terms shall have the meanings set forth below:
     (a) Authorized Officer. The Chairman of the Board, the CEO or any other senior officer of the Company to whom either of them delegate the authority to execute any Incentive Agreement for and on behalf of the Company. No officer or director shall be an Authorized Officer with respect to any Incentive Agreement for himself.
     (b) Board. The Board of Directors of the Company.
     (c) Cause. When used in connection with the termination of a Grantee’s Employment, shall mean the termination of the Grantee’s Employment by the Company or any Subsidiary by reason of (i) the conviction of the Grantee by a court of competent jurisdiction as to which no further appeal can be taken of a crime involving moral turpitude or a felony; (ii) the proven commission by the Grantee of a material act of fraud upon the Company or any Subsidiary, or any customer or supplier thereof; (iii) the misappropriation of any funds or property of the Company or any Subsidiary, or any customer or supplier thereof; (iv) the willful and continued failure by the Grantee to perform the material duties assigned to him that is not cured to the reasonable satisfaction of the Company within 30 days after written notice of such failure is provided to Grantee by the Board or CEO (or by another officer of the Company or a Subsidiary who has been designated by the Board or CEO for such purpose); (v) the knowing engagement by the Grantee in any direct and material conflict of interest with the Company or any Subsidiary without compliance with the Company’s or Subsidiary’s conflict of interest policy, if any, then in effect; or (vi) the knowing engagement by the Grantee, without the written approval of the Board or CEO, in any material activity which competes with the business of the Company or any Subsidiary or which would result in a material injury to the business, reputation or goodwill of the Company or any Subsidiary.
     (d) CEO. The Chief Executive Officer of the Company.
     (e) Change of Control. Any of the events described in and subject to Section 6.8.
     (f) Code. The Internal Revenue Code of 1986, as amended, and the regulations and other authority promulgated thereunder by the appropriate governmental authority. References herein to any provision of the Code shall refer to any successor provision thereto.

3

     (g) Committee. A committee appointed by the Board to administer the Plan. While the Company is a Publicly Held Corporation, the Plan shall be administered by the Committee appointed by the Board consisting of not less than two directors who fulfill the “nonemployee director” requirements of Rule 16b-3 under the Exchange Act and the “outside director” requirements of Code Section 162(m). In either case, the Committee may be the Compensation Committee of the Board, or any subcommittee of the Compensation Committee, provided that the members of the Committee satisfy the requirements of the previous provisions of this paragraph.
     The Board shall have the power to fill vacancies on the Committee arising by resignation, death, removal or otherwise. The Board, in its sole discretion, may bifurcate the powers and duties of the Committee among one or more separate committees, or retain all powers and duties of the Committee in a single Committee. The members of the Committee shall serve at the discretion of the Board.
     Notwithstanding the preceding paragraphs of this Section 1.2(g), the term “Committee” as used in the Plan with respect to any Incentive Award for an Outside Director shall refer to the entire Board. In the case of an Incentive Award for an Outside Director, the Board shall have all the powers and responsibilities of the Committee hereunder as to such Incentive Award, and any actions as to such Incentive Award may be acted upon only by the Board (unless it otherwise designates in its discretion). When the Board exercises its authority to act in the capacity as the Committee hereunder with respect to an Incentive Award for an Outside Director, it shall so designate with respect to any action that it undertakes in its capacity as the Committee.
     (h) Common Stock. The common stock of the Company, $.001 par value per share, and any class of common stock into which such common shares may hereafter be converted, reclassified or recapitalized.
     (i) Company. T-3 Energy Services, Inc., a corporation organized under the laws of the State of Delaware, and any successor in interest thereto.
     (j) Consultant. An independent agent, consultant, attorney, an individual who has agreed to become an Employee within the next six months, or any other individual who is not an Outside Director or employee of the Company (or any Parent or Subsidiary) and who, in the opinion of the Committee, is in a position to contribute to the growth or financial success of the Company (or any Parent or Subsidiary), (ii) is a natural person and (iii) provides bona fide services to the Company (or any Parent or Subsidiary), which services are not in connection with the offer or sale of securities in a capital raising transaction, and do not directly or indirectly promote or maintain a market for the Company’s securities.
     (k) Covered Employee. To the extent that the Company is a Publicly Held Corporation, a named executive officer who is, or is determined by the Committee to likely be, a “covered employee,” as defined in Code Section 162(m) and Treasury Regulation § 1.162-27(c) (or its successor).
     (l) Disability. As determined by the Committee in its discretion exercised in good faith, a physical or mental condition of the Grantee that would entitle him to payment of

4

disability income payments under the Company’s long term disability insurance policy or plan for employees, as then effective, if any; or in the event that the Grantee is not covered, for whatever reason, under the Company’s long-term disability insurance policy or plan, “Disability” means a permanent and total disability as defined in Code Section 22(e)(3). A determination of Disability may be made by a physician selected or approved by the Committee and, in this respect, the Grantee shall submit to any reasonable examination(s) required in the opinion of such physician.
     (m) Employee. Any employee of the Company (or any Parent or Subsidiary) within the meaning of Code Section 3401(c) who, in the opinion of the Committee, is in a position to contribute to the growth, development or financial success of the Company (or any Parent or Subsidiary), including, without limitation, officers who are members of the Board.
     (n) Employment. Employment means that the individual is employed as an Employee, or engaged as a Consultant or Outside Director, by the Company (or any Parent or Subsidiary), or by any corporation issuing or assuming an Incentive Award in any transaction described in Code Section 424(a), or by a parent corporation or a subsidiary corporation of such corporation issuing or assuming such Incentive Award, as the parent-subsidiary relationship shall be determined at the time of the corporate action described in Code Section 424(a) (as such relationships are defined in Code Sections 424(e) and (f)). In this regard, neither the transfer of a Grantee from Employment by the Company to Employment by any Parent or Subsidiary, nor the transfer of a Grantee from Employment by any Parent or Subsidiary to Employment by the Company, shall be deemed to be a termination of Employment of the Grantee. Moreover, the Employment of a Grantee shall not be deemed to have been terminated because of an approved leave of absence from active Employment on account of temporary illness, authorized vacation or granted for reasons of professional advancement, education, or health, or during any period required to be treated as a leave of absence by virtue of any applicable statute, Company personnel policy or written agreement.
     The term “Employment” for all purposes of the Plan shall include (i) active performance of agreed services by a Consultant for the Company (or any Parent or Subsidiary) and (ii) current membership on the Board by an Outside Director.
     All determinations regarding Employment, and the termination of Employment hereunder, shall be made by the Committee in its discretion.
     (o) Exchange Act. The Securities Exchange Act of 1934, as amended.
     (p) Fair Market Value. While the Company is a Publicly Held Corporation, the Fair Market Value of one share of Common Stock on the date in question is deemed to be (i) the closing sales price on such business day of a share of Common Stock as reported on the New York Stock Exchange, Nasdaq Stock Market or other principal securities exchange on which Shares are then listed or admitted to trading, or (ii) if not quoted on a principal securities exchange, the average of the closing bid and asked prices for a Share as quoted by the National Quotation Bureau’s “Pink Sheets” or the National Association of Securities Dealers’ OTC Bulletin Board System. If there was no public trade of Common Stock on the date in question,

5

Fair Market Value shall be determined by reference to the last preceding date on which such a trade was so reported.
     If the Company is not a Publicly Held Corporation at the time a determination of the Fair Market Value of the Common Stock is required to be made hereunder, the determination of Fair Market Value for purposes of the Plan shall be made by the Committee in its sole and absolute discretion. In this respect, the Committee may rely on such financial data, appraisals, valuations, experts, and other sources as, in its sole and absolute discretion, it deems advisable under the circumstances.
     With respect to Stock Options and SARs, Fair Market Value shall be determined consistent with the requirements under Code Section 409A in order to satisfy the exception thereto for stock rights, but only to the extent inconsistent with the methods for determining Fair Market Value above.
     (q) Grantee. Any Employee, Consultant or Outside Director who is granted an Incentive Award under the Plan.
     (r) Immediate Family. With respect to a Grantee, the Grantee’s child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships.
     (s) Incentive Agreement. The written agreement entered into between the Company and the Grantee setting forth the terms and conditions pursuant to which an Incentive Award is granted under the Plan, as such agreement is further defined in Section 6.1.
     (t) Incentive Award. A grant of an award under the Plan to a Grantee, including any Nonstatutory Stock Option, Incentive Stock Option (ISO), Stock Appreciation Right (SAR), Restricted Stock Award, Restricted Stock Unit or Other Stock-Based Award.
     (u) Incentive Stock Option or ISO. A Stock Option granted by the Committee to an Employee under Section 2 which is designated by the Committee as an Incentive Stock Option and intended to qualify as an Incentive Stock Option under Code Section 422.
     (v) Insider. If the Company is a Publicly Held Corporation, an individual who is, on the relevant date, an officer, director or ten percent (10%) beneficial owner of any class of the Company’s equity securities that is registered pursuant to Section 12 of the Exchange Act, all as defined under Section 16 of the Exchange Act.
     (w) Nonstatutory Stock Option. A Stock Option granted by the Committee to a Grantee under Section 2 that is not designated by the Committee as an Incentive Stock Option.
     (x) Option Price. The exercise price at which a Share may be purchased by the Grantee of a Stock Option.

6

     (y) Other Stock-Based Award. An award granted by the Committee to a Grantee under Section 4.1 that is valued in whole or in part by reference to, or is otherwise based upon, Common Stock.
     (z) Outside Director. A member of the Board who is not, at the time of grant of an Incentive Award, an employee of the Company or any Parent or Subsidiary.
     (aa) Parent. Any corporation (whether now or hereafter existing) which constitutes a “parent” of the Company, as defined in Code Section 424(e).
     (bb) Performance-Based Award. A grant of an Incentive Award under the Plan pursuant to Section 5 that is intended to satisfy the Performance-Based Exception.
     (cc) Performance-Based Exception. The performance-based exception from the tax deductibility limitations of Code Section 162(m), as prescribed in Code Section 162(m) and Treasury Regulation Section 1.162-27(e) (or its successor), which is applicable during such period that the Company is a Publicly Held Corporation.
     (dd) Performance Criteria. The business criteria that are specified by the Committee pursuant to Section 5 for an Incentive Award that is intended to qualify for the Performance-Based Exception; the satisfaction of such business criteria during the Performance Period being required for the grant and/or vesting of the particular Incentive Award to occur, as specified in the particular Incentive Agreement.
     (ee) Performance Period. A period of time determined by the Committee over which performance is measured for the purpose of determining a Grantee’s right to, and the payment value of, any Incentive Award that is intended to qualify for the Performance-Based Exception.
     (ff) Plan. T-3 Energy Services 2002 Stock Incentive Plan, as amended and restated effective June 14, 2010, which is set forth herein and as it may be amended from time to time.
     (gg) Plan Year. The calendar year.
     (hh) Publicly Held Corporation. A corporation issuing any class of common equity securities required to be registered under Section 12 of the Exchange Act.
     (ii) Restricted Stock. Common Stock that is issued or transferred to a Grantee pursuant to Section 3.
     (jj) Restricted Stock Award. An authorization by the Committee to issue or transfer Restricted Stock to a Grantee pursuant to Section 3.
     (kk) Restricted Stock Unit. A unit granted to a Grantee pursuant to Section 4.1 which entitles him to receive a Share or cash on the vesting date, as specified in the Incentive Agreement.

7

     (ll) Restriction Period. The period of time determined by the Committee and set forth in the Incentive Agreement during which the transfer of Restricted Stock by the Grantee is restricted.
     (mm) Retirement. The voluntary termination of Employment from the Company or any Parent or Subsidiary constituting retirement for age on any date after the Employee attains the normal retirement age of 65 years, or such other age as may be designated by the Committee in the Employee’s Incentive Agreement.
     (nn) Share. A share of the Common Stock of the Company.
     (oo) Share Pool. The number of shares authorized for issuance under Section 1.4, as adjusted for awards and payouts under Section 1.5 and as adjusted for changes described in Section 6.6.
     (pp) Spread. The difference between the grant price per Share specified in any SAR grant and the Fair Market Value of a Share on the date of exercise of the SAR.
     (qq) Stock Appreciation Right or SAR. A Stock Appreciation Right as described in Section 2.4.
     (rr) Stock Option or Option. Pursuant to Section 2, (i) an Incentive Stock Option granted to an Employee, or (ii) a Nonstatutory Stock Option granted to an Employee, Consultant or Outside Director, whereunder such option the Grantee has the right to purchase Shares. In accordance with Code Section 422, only an Employee may be granted an Incentive Stock Option.
     (ss) Subsidiary. Any company (whether a corporation, partnership, joint venture or other form of entity) in which the Company or a corporation in which the Company owns a majority of the shares of capital stock, directly or indirectly, owns a greater than 50% equity interest except that, with respect to the issuance of Incentive Stock Options, the term “Subsidiary” shall have the same meaning as the term “subsidiary corporation” as defined in Code Section 424(f) as required by Code Section 422.
1.3 Plan Administration
     (a) Authority of the Committee. Except as may be limited by law and subject to the provisions herein, the Committee shall have full power to (i) select Grantees who shall participate in the Plan; (ii) determine the sizes, duration and types of Incentive Awards; (iii) determine the terms and conditions of Incentive Awards and Incentive Agreements; (iv) determine whether any Shares subject to Incentive Awards will be subject to any restrictions on transfer; (v) construe and interpret the Plan and any Incentive Agreement or other agreement entered into under the Plan; and (vi) establish, amend, or waive rules for the Plan’s administration. Further, the Committee shall make all other determinations which may be necessary or advisable for the administration of the Plan.
     (b) Meetings. The Committee shall designate a chairman from among its members who shall preside at its meetings, and shall designate a secretary, without regard to whether that

8

person is a member of the Committee, who shall keep the minutes of the proceedings and all records, documents, and data pertaining to its administration of the Plan. Meetings shall be held at such times and places as shall be determined by the Committee and the Committee may hold telephonic meetings. The Committee may take any action otherwise proper under the Plan by the affirmative vote, taken with or without a meeting, of a majority of its members. The Committee may authorize any one or more of its members or any officer of the Company to execute and deliver documents on behalf of the Committee.
     (c) Decisions Binding. All determinations and decisions of the Committee shall be made in its discretion pursuant to the provisions of the Plan, and shall be final, conclusive and binding on all persons including the Company, its shareholders, Employees, Grantees, and their estates and beneficiaries. The Committee’s decisions and determinations with respect to any Incentive Award need not be uniform and may be made selectively among Incentive Awards and Grantees, whether or not such Incentive Awards are similar or such Grantees are similarly situated.
     (d) Modification of Outstanding Incentive Awards. Subject to the shareholder approval requirements of Section 7.7 if applicable and except as otherwise provided in Section 6.6(f), the Committee may, in its discretion, provide for the extension of the exercisability of an Incentive Award, accelerate the vesting or exercisability of an Incentive Award, eliminate or make less restrictive any restrictions contained in an Incentive Award, waive any restriction or other provisions of an Incentive Award, or otherwise amend or modify an Incentive Award in any manner that (i) is not adverse to the Grantee to whom such Incentive Award was granted, (ii) is consented to by such Grantee, and (iii) does not cause the Incentive Award to provide for the deferral of compensation in a manner that does not comply with Code Section 409A (unless otherwise determined by the Committee). With respect to an Incentive Award that is an ISO, no adjustment thereto shall be made to the extent constituting a “modification” within the meaning of Code Section 424(h)(3) unless otherwise agreed to by the Grantee in writing. Notwithstanding the above provisions of this subsection, no amendment or modification of an Incentive Award shall be made to the extent such modification results in any Stock Option with an exercise price less than 100% of the Fair Market Value per Share on the date of grant (110% for Grantees who are 10% or greater shareholders pursuant to Section 1.7(b)).
     (e) Delegation of Authority. The Committee may delegate to designated officers or other employees of the Company any of its duties and authority under the Plan pursuant to such conditions or limitations as the Committee may establish from time to time; provided, however, the Committee may not delegate to any person the authority (i) to grant Incentive Awards or (ii) if the Company is a Publicly Held Corporation, to take any action which would contravene the requirements of Rule 16b-3 under the Exchange Act, the Performance-Based Exception under Code Section 162(m), or the Sarbanes-Oxley Act of 2002.
     (f) Expenses of Committee. The Committee may employ legal counsel, including, without limitation, independent legal counsel and counsel regularly employed by the Company, and other agents as the Committee may deem appropriate for the administration of the Plan. The Committee may rely upon any opinion or computation received from any such counsel or agent. All expenses incurred by the Committee in interpreting and administering the Plan, including, without limitation, meeting expenses and professional fees, shall be paid by the Company.

9

     (g) Surrender of Previous Incentive Awards. The Committee may, in its absolute discretion, grant Incentive Awards to Grantees on the condition that such Grantees surrender to the Committee for cancellation such other Incentive Awards (including, without limitation, Incentive Awards with higher exercise prices) as the Committee directs; provided, however, the Committee may not provide for the repricing or exchange of underwater Stock Options or SARs for cash consideration or other Incentive Awards unless such repricing or exchange receives the approval of a majority of the holders of the Shares. Incentive Awards granted on the condition precedent of surrender of outstanding Incentive Awards shall not count against the limits set forth in Section 1.4 until such time as such previous Incentive Awards are surrendered and cancelled. No surrender of Incentive Awards shall be made under this Section 1.3(g) if such surrender causes any Incentive Award to provide for the deferral of compensation in a manner that is subject to taxation under Code Section 409A (unless otherwise determined by the Committee).
     (h) Indemnification. Each person who is or was a member of the Committee shall be indemnified by the Company against and from any damage, loss, liability, cost and expense that may be imposed upon or reasonably incurred by him in connection with or resulting from any claim, action, suit, or proceeding to which he may be a party or in which he may be involved by reason of any action taken or failure to act under the Plan, except for any such act or omission constituting willful misconduct or gross negligence. Each such person shall be indemnified by the Company for all amounts paid by him in settlement thereof, with the Company’s approval, or paid by him in satisfaction of any judgment in any such action, suit, or proceeding against him, provided he shall give the Company an opportunity, at its own expense, to handle and defend the same before he undertakes to handle and defend it on his own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s Articles or Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.
1.4 Shares of Common Stock Available for Incentive Awards
     Subject to adjustment under Section 6.6, there shall be available for Incentive Awards that are granted wholly or partly in Common Stock (including rights or Stock Options that may be exercised for or settled in Common Stock) One Million (1,000,000) Shares and, effective as of April 10, 2006, Two Million (2,000,000) Shares and, effective as of June 4, 2009, Two Million Six Hundred Twenty Three Thousand (2,623,000) Shares and, effective as of June 14, 2010, Three Million Five Hundred Seventy Three Thousand (3,573,000) Shares. Except as otherwise provided in Section 1.5, the number of Shares that are the subject of Incentive Awards under this Plan, which are forfeited or terminated, expire unexercised, are settled in cash in lieu of Common Stock or in a manner such that all or some of the Shares covered by an Incentive Award are not issued to a Grantee or are exchanged for Incentive Awards that do not involve Common Stock, shall again immediately become available for Incentive Awards hereunder. The aggregate number of Shares which may be issued upon exercise of ISOs shall be Three Million Five Hundred Seventy Three Thousand (3,573,000) of the Shares reserved pursuant to the first sentence of this paragraph. For purposes of counting Shares against the ISO maximum number of reserved Shares, the net number of Shares issued pursuant to the exercise of an ISO shall be

10

counted. The Committee may from time to time adopt and observe such procedures concerning the counting of Shares against the Plan maximum as it may deem appropriate.
     During any period that the Company is a Publicly Held Corporation, then unless and until the Committee determines that a particular Incentive Award granted to a Covered Employee is not intended to comply with the Performance-Based Exception, the following rules shall apply to grants of Incentive Awards to Covered Employees:
     (a) Subject to adjustment as provided in Section 6.6, the maximum aggregate number of Shares of Common Stock attributable to Incentive Awards paid out in Shares that may be granted (in the case of Stock Options and SARs) or that may vest (in the case of Restricted Stock, Restricted Stock Units or Other Stock-Based Awards), as applicable, in any calendar year pursuant to any Incentive Award held by any individual Covered Employee shall be One Million (1,000,000) Shares.
     (b) The maximum aggregate cash payout (with respect to any Incentive Awards paid out in cash) in any calendar year which may be made to any Covered Employee shall be Twenty Million Dollars ($20,000,000).
     (c) With respect to any Stock Option or SAR granted to a Covered Employee that is canceled or repriced, the number of Shares subject to such Stock Option or SAR shall continue to count against the maximum number of Shares that may be the subject of Stock Options or SARs granted to such Covered Employee hereunder and, in this regard, such maximum number shall be determined in accordance with Code Section 162(m).
     (d) The limitations of subsections (a), (b) and (c) above shall be construed and administered so as to comply with the Performance-Based Exception.
1.5 Share Pool Adjustments for Awards and Payouts
     (a) The following Incentive Awards and payouts shall reduce, on a one Share for one Share basis, the number of Shares authorized for issuance under the Share Pool:
          (i) Stock Option; and
          (ii) SAR.
     (b) The following Incentive Awards and payouts shall reduce, on a 1.72 Shares for one Share basis, the number of Shares authorized for issuance under the Share Pool:
          (i) Restricted Stock Award; and
          (ii) A payout of a Restricted Stock Unit or Other Stock-Based Award in Shares.
     (c) The following transactions shall restore, on a one Share for one Share basis to the extent the Incentive Award reduced the Shares available under the Share Pool by one Share at the time of grant, and on a 1.72 Share for one Share basis to the extent the Incentive Award

11

reduced the Shares available under the Share Pool by 1.72 Shares at the time of grant, the number of Shares authorized for issuance under the Share Pool:
          (i) A payout of a Restricted Stock Award, Restricted Stock Unit, SAR, or Other Stock-Based Award in the form of cash and not Shares (but not the “cashless” exercise of a Stock Option as provided in Section 2.3(a)); and
          (ii) A cancellation, termination, expiration, forfeiture, or lapse for any reason of any Shares subject to an Incentive Award.
     Payment of an Option Price or tax withholding for any Incentive Award settled in Shares by withholding Shares which otherwise would be acquired on exercise, vesting or settlement shall not result in any increase in or restoration to the number of Shares available in the Share Pool.
1.6 Common Stock Available
     The Common Stock available for issuance or transfer under the Plan shall be made available from Shares now or hereafter (a) held in the treasury of the Company, (b) authorized but unissued shares, or (c) Shares to be purchased or acquired by the Company. No fractional shares shall be issued under the Plan; payment for fractional shares shall be made in cash.
1.7 Participation
     (a) Eligibility. The Committee shall from time to time designate those Employees, Consultants and/or Outside Directors, if any, to be granted Incentive Awards under the Plan, the type of Incentive Awards granted, the number of Shares, Stock Options, rights or units, as the case may be, which shall be granted to each such person, and any other terms or conditions relating to the Incentive Awards as it may deem appropriate to the extent consistent with the provisions of the Plan. A Grantee who has been granted an Incentive Award may, if otherwise eligible, be granted additional Incentive Awards at any time.
     No Insider shall be eligible to be granted an Incentive Award that is subject to Rule 16a-3 under the Exchange Act unless and until such Insider has granted a limited power of attorney to those officers of the Company who have been designated by the Committee for purposes of future required filings under the Exchange Act.
     (b) Incentive Stock Option Eligibility. No Consultant or Outside Director shall be eligible for the grant of any Incentive Stock Option. In addition, no Employee shall be eligible for the grant of any Incentive Stock Option who owns or would own immediately before the grant of such Incentive Stock Option, directly or indirectly, stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, or any Parent or Subsidiary. This restriction does not apply if, at the time such Incentive Stock Option is granted, the Incentive Stock Option exercise price is at least one hundred and ten percent (110%) of the Fair Market Value on the date of grant and the Incentive Stock Option by its terms is not exercisable after the expiration of five (5) years from the date of grant. For the purpose of the immediately preceding sentence, the attribution rules of Code Section 424(d) shall apply for the purpose of determining an Employee’s percentage ownership in the Company or any Parent or

12

Subsidiary. This paragraph shall be construed consistent with the requirements of Code Section 422.
1.8 Types of Incentive Awards
     The types of Incentive Awards under the Plan are Stock Options and Stock Appreciation Rights as described in Section 2, Restricted Stock Awards as described in Section 3, Restricted Stock Units and Other Stock-Based Awards as described in Section 4, or any combination of the foregoing.
SECTION 2
STOCK OPTIONS AND STOCK APPRECIATION RIGHTS
2.1 Grant of Stock Options
     The Committee is authorized to grant (a) Nonstatutory Stock Options to Employees, Consultants and/or Outside Directors and (b) Incentive Stock Options to Employees only, in accordance with the terms and conditions of the Plan, and with such additional terms and conditions, not inconsistent with the Plan, as the Committee shall determine in its discretion. Successive grants may be made to the same Grantee regardless whether any Stock Option previously granted to such person remains unexercised.
2.2 Stock Option Terms
     (a) Written Agreement. Each grant of a Stock Option shall be evidenced by a written Incentive Agreement. Among its other provisions, each Incentive Agreement shall set forth the extent to which the Grantee shall have the right to exercise the Stock Option following termination of the Grantee’s Employment. Such provisions shall be determined in the discretion of the Committee, shall be included in the Grantee’s Incentive Agreement, and need not be uniform among all Stock Options issued pursuant to the Plan.
     (b) Number of Shares. Each Stock Option shall specify the number of Shares of Common Stock to which it pertains.
     (c) Exercise Price. The exercise price per Share of Common Stock under each Stock Option shall be determined by the Committee; provided, however, that such exercise price shall not be less than 100% of the Fair Market Value per Share on the date the Stock Option is granted (or 110% for 10% or greater shareholders granted Incentive Stock Options as described in Section 1.7(b)). Each Stock Option shall specify the method of exercise which shall be consistent with the requirements of Section 2.3(a).
     (d) Term. In the Incentive Agreement, the Committee shall fix the term of each Stock Option (which shall be not more than seven (7) years from the date of grant for Stock Options granted on and after June 14, 2010 and not more than five (5) years for ISO grants to 10% or greater shareholders pursuant to Section 1.7(b)). In the event no term is fixed, such term shall be seven (7) years from the date of grant for Stock Options granted on or after June 14, 2010.

13

     (e) Exercise. The Committee shall determine the time or times at which a Stock Option may be exercised, in whole or in part. Each Stock Option may specify the required period of continuous Employment and/or the Performance Criteria to be achieved before the Stock Option or portion thereof will become exercisable. Each Stock Option, the exercise of which, or the timing of the exercise of which, is dependent, in whole or in part, on the achievement of designated Performance Criteria, may specify a minimum level of achievement in respect of the specified Performance Criteria below which no Stock Options will be exercisable and a method for determining the number of Stock Options that will be exercisable if performance is at or above such minimum but short of full achievement of the Performance Criteria. All such terms and conditions shall be set forth in the Incentive Agreement.
     (f) $100,000 Annual Limit on Incentive Stock Options. Notwithstanding any contrary provision in the Plan, to the extent that the aggregate Fair Market Value (determined as of the time the Incentive Stock Option is granted) of the Shares of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Grantee during any single calendar year (under the Plan and any other stock option plans of the Company and its Subsidiaries or Parent) exceeds the sum of $100,000, such ISO shall automatically be deemed to be a Nonstatutory Stock Option, but only to the extent in excess of the $100,000 limit, and not an ISO. In such event, all other terms and provisions of such Stock Option grant shall remain unchanged. This paragraph shall be applied by taking ISOs into account in the order in which they were granted and shall be construed in accordance with Section 422(d) of the Code.
2.3 Stock Option Exercises
     (a) Method of Exercise and Payment. Stock Options shall be exercised by the delivery of a signed written notice of exercise to the Company as of a date set by the Company in advance of the effective date of the proposed exercise. The notice shall set forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares.
     The Option Price upon exercise of any Stock Option shall be payable to the Company in full either: (i) in cash or its equivalent; or (ii) subject to prior approval by the Committee in its discretion, by tendering previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the Option Price, (iii) subject to prior approval by the Committee in its discretion, by withholding Shares which otherwise would be acquired on exercise having an aggregate Fair Market Value at the time of exercise equal to the total Option Price; or (iv) subject to prior approval by the Committee in its discretion, by a combination of (i), (ii), and (iii) above.
     Any payment in Shares shall be effected by the surrender of such Shares to the Company in good form for transfer and shall be valued at their Fair Market Value on the date when the Stock Option is exercised. Unless otherwise permitted by the Committee in its discretion, the Grantee shall not surrender, or attest to the ownership of, Shares in payment of the Option Price if such action would cause the Company to recognize compensation expense (or additional compensation expense) with respect to the Stock Option for financial accounting reporting purposes.

14

     The Committee, in its discretion, also may allow the Option Price to be paid with such other consideration as shall constitute lawful consideration for the issuance of Shares (including, without limitation, effecting a “cashless exercise” with a broker of the Option), subject to applicable securities law restrictions and tax withholdings, or by any other means which the Committee determines to be consistent with the Plan’s purpose and applicable law. At the direction of the Grantee, the broker will either (i) sell all of the Shares received when the Option is exercised and pay the Grantee the proceeds of the sale (minus the Option Price, withholding taxes and any fees due to the broker); or (ii) sell enough of the Shares received upon exercise of the Option to cover the Option Price, withholding taxes and any fees due the broker and deliver to the Grantee (either directly or through the Company) a stock certificate for the remaining Shares. Dispositions to a broker effecting a cashless exercise are not exempt under Section 16 of the Exchange Act if the Company is a Publicly Held Corporation. Moreover, in no event will the Committee allow the Option Price to be paid with a form of consideration, including a loan or a “cashless exercise,” if such form of consideration would violate the Sarbanes-Oxley Act of 2002 as determined by the Committee.
     As soon as practicable after receipt of a written notification of exercise and full payment, the Company shall deliver, or cause to be delivered, to or on behalf of the Grantee, in the name of the Grantee or other appropriate recipient, evidence of ownership for the number of Shares purchased under the Stock Option.
     Subject to Section 6.4, during the lifetime of a Grantee, each Option granted to him shall be exercisable only by the Grantee (or his legal guardian in the event of his Disability) or by a broker-dealer acting on his behalf pursuant to a cashless exercise under the foregoing provisions of this Section 2.3(a).
     (b) Restrictions on Share Transferability. The Committee may impose such restrictions on any grant of Stock Options or on any Shares acquired pursuant to the exercise of a Stock Option as it may deem advisable, including, without limitation, restrictions under (i) any shareholders’ agreement, buy/sell agreement, right of first refusal, non-competition, and any other agreement between the Company and any of its securities holders or employees; (ii) any applicable federal securities laws; (iii) the requirements of any stock exchange or market upon which such Shares are then listed and/or traded; or (iv) any blue sky or state securities law applicable to such Shares. Any certificate issued to evidence Shares issued upon the exercise of an Incentive Award may bear such legends and statements as the Committee shall deem advisable to assure compliance with federal and state laws and regulations.
     Any Grantee or other person exercising an Incentive Award shall be required, if requested by the Committee, to give a written representation that the Incentive Award and the Shares subject to the Incentive Award will be acquired for investment and not with a view to public distribution; provided, however, that the Committee, in its discretion, may release any person receiving an Incentive Award from any such representations either prior to or subsequent to the exercise of the Incentive Award.
     (c) Notification of Disqualifying Disposition of Shares from Incentive Stock Options. Notwithstanding any other provision of the Plan, a Grantee who disposes of Shares of Common Stock acquired upon the exercise of an Incentive Stock Option by a sale or exchange

15

either (i) within two (2) years after the date of the grant of the Incentive Stock Option under which the Shares were acquired or (ii) within one (1) year after the transfer of such Shares to him pursuant to exercise, shall promptly notify the Company of such disposition, the amount realized and his adjusted basis in such Shares.
     (d) Proceeds of Option Exercise. The proceeds received by the Company from the sale of Shares pursuant to Stock Options exercised under the Plan shall be used for general corporate purposes.
2.4 Stock Appreciation Rights
     (a) Grant. The Committee may grant Stock Appreciation Rights that are intended to satisfy the requirements under Code Section 409A to the effect that such SARs do not provide for the deferral of compensation that is subject to taxation under Code Section 409A.
     (b) General Provisions. The terms and conditions of each SAR shall be evidenced by an Incentive Agreement. The grant price per Share shall never be less than one hundred percent (100%) of the Fair Market Value of a Share on the grant date of the SAR. The term of the SAR shall be determined by the Committee but shall be no longer than seven (7) years for SARs granted on and after June 14, 2010. The Committee cannot include any feature for the deferral of compensation other than the deferral of recognition of income until exercise of the SAR.
     (c) Exercise. SARs shall be exercisable subject to such terms and conditions as the Committee shall specify in the Incentive Agreement for the SAR grant. No SAR granted to an Insider may be exercised prior to six (6) months from the date of grant, except in the event of his death or Disability which occurs prior to the expiration of such six-month period if so permitted under the Incentive Agreement.
     (d) Settlement. Upon exercise of the SAR, the Grantee shall receive an amount equal to the Spread. The Spread, less applicable withholdings, shall be payable only in cash or in Shares, or a combination of both, as specified in the Incentive Agreement, within 30 calendar days of the exercise date. In addition, the Incentive Agreement under which such SARs are awarded, or any other agreements or arrangements, shall not provide that the Company will purchase any Shares delivered to the Grantee as a result of the exercise or vesting of a SAR.
SECTION 3
RESTRICTED STOCK
3.1 Award of Restricted Stock
     (a) Grant. With respect to a Grantee who is an Employee, Consultant or Outside Director, Shares of Restricted Stock, which may be designated as a Performance-Based Award in the discretion of the Committee, may be awarded by the Committee with such restrictions during the Restriction Period as the Committee shall designate in its discretion. Any such restrictions may differ with respect to a particular Grantee. Restricted Stock shall be awarded for no additional consideration or such additional consideration as the Committee may determine, which consideration may be less than, equal to or more than the Fair Market Value of the shares

16

of Restricted Stock on the grant date. The terms and conditions of each grant of Restricted Stock shall be evidenced by an Incentive Agreement and, during the Restriction Period, such Shares of Restricted Stock must remain subject to a “substantial risk of forfeiture” within the meaning given to such term under Code Section 83. Any Restricted Stock Award may, at the time of grant, be designated by the Committee as a Performance-Based Award that is intended to qualify for the Performance-Based Exception.
     (b) Immediate Transfer Without Immediate Delivery of Restricted Stock. Unless otherwise specified in the Grantee’s Incentive Agreement, each Restricted Stock Award shall constitute an immediate transfer of the record and beneficial ownership of the Shares of Restricted Stock to the Grantee in consideration of the performance of services as an Employee, Consultant or Outside Director, as applicable, entitling such Grantee to all voting and other ownership rights in such Shares.
     As specified in the Incentive Agreement, a Restricted Stock Award may limit the Grantee’s dividend rights during the Restriction Period in which the shares of Restricted Stock are subject to a “substantial risk of forfeiture” (within the meaning given to such term under Code Section 83) and restrictions on transfer. In the Incentive Agreement, the Committee may apply any restrictions to the dividends that the Committee deems appropriate. Without limiting the generality of the preceding sentence, if the grant or vesting of Shares of a Restricted Stock Award granted to a Covered Employee, is designed to comply with the requirements of the Performance-Based Exception, the Committee may apply any restrictions it deems appropriate to the payment of dividends declared with respect to such Shares of Restricted Stock, such that the dividends and/or the Shares of Restricted Stock maintain eligibility for the Performance-Based Exception. In the event that any dividend constitutes a derivative security or an equity security pursuant to the rules under Section 16 of the Exchange Act, if applicable, such dividend shall be subject to a vesting period equal to the remaining vesting period of the Shares of Restricted Stock with respect to which the dividend is paid.
     Shares awarded pursuant to a grant of Restricted Stock, whether or not under a Performance-Based Award, may be issued in the name of the Grantee and held, together with a stock power endorsed in blank, by the Committee or Company (or their delegates) or in trust or in escrow pursuant to an agreement satisfactory to the Committee, as determined by the Committee, until such time as the restrictions on transfer have expired. All such terms and conditions shall be set forth in the particular Grantee’s Incentive Agreement. The Company or Committee (or their delegates) shall issue to the Grantee a receipt evidencing the certificates held by it which are registered in the name of the Grantee.
3.2 Restrictions
     (a) Forfeiture of Restricted Stock. Restricted Stock awarded to a Grantee may be subject to the following restrictions until the expiration of the Restriction Period: (i) a restriction that constitutes a “substantial risk of forfeiture” (as defined in Code Section 83), and a restriction on transferability; (ii) unless otherwise specified by the Committee in the Incentive Agreement, the Restricted Stock that is subject to restrictions which are not satisfied shall be forfeited and all rights of the Grantee to such Shares shall terminate; and (iii) any other restrictions that the Committee determines in advance are appropriate, including, without limitation, rights of

17

repurchase or first refusal in the Company or provisions subjecting the Restricted Stock to a continuing substantial risk of forfeiture in the hands of any transferee. Any such restrictions shall be set forth in the particular Grantee’s Incentive Agreement.
     (b) Issuance of Certificates. Reasonably promptly after the date of grant with respect to Shares of Restricted Stock, the Company shall cause to be issued a stock certificate, registered in the name of the Grantee to whom such Shares of Restricted Stock were granted, evidencing such Shares; provided, however, that the Company shall not cause to be issued such a stock certificate unless it has received a stock power duly endorsed in blank with respect to such Shares. Each such stock certificate shall bear the following legend or any other legend approved by the Company:
     The transferability of this certificate and the shares of stock represented hereby are subject to the restrictions, terms and conditions (including forfeiture and restrictions against transfer) contained in the T-3 Energy Services 2002 Stock Incentive Plan and an Incentive Agreement entered into between the registered owner of such shares and T-3 Energy Services, Inc. A copy of the Plan and Incentive Agreement are on file in the main corporate office of T-3 Energy Services, Inc.
     Such legend shall not be removed from the certificate evidencing such Shares of Restricted Stock unless and until such Shares vest pursuant to the terms of the Incentive Agreement.
     (c) Removal of Restrictions. The Committee, in its discretion, shall have the authority to remove any or all of the restrictions on the Restricted Stock if it determines that, by reason of a change in applicable law or another change in circumstance arising after the grant date of the Restricted Stock, such action is necessary or appropriate.
3.3 Delivery of Shares of Common Stock
     Subject to withholding taxes under Section 7.3 and to the terms of the Incentive Agreement, a stock certificate evidencing the Shares of Restricted Stock with respect to which the restrictions in the Incentive Agreement have been satisfied shall be delivered to the Grantee or other appropriate recipient free of restrictions.
SECTION 4
OTHER STOCK-BASED AWARDS
4.1 Grant of Other Stock-Based Awards
Other Stock-Based Awards may be awarded by the Committee to Grantees that are payable in Shares or in cash, as determined in the discretion of the Committee to be consistent with the goals of the Company. Other types of Stock-Based Awards that are payable in Shares include, without limitation, purchase rights, Shares awarded that are not subject to any restrictions or conditions, Shares of Common Stock awarded subject to the satisfaction of specified Performance Criteria, convertible or exchangeable debentures, other rights convertible into Shares, Incentive Awards valued by reference to the performance of a specified Subsidiary, division or department of the Company, and settlement in cancellation of rights of any person

18

with a vested interest in any other plan, fund, program or arrangement that is or was sponsored, maintained or participated in by the Company (or any Parent or Subsidiary). As is the case with other types of Incentive Awards, Other Stock-Based Awards may be awarded either alone or in addition to or in conjunction with any other Incentive Awards. Other Stock-Based Awards that are payable in Shares are not intended to be deferred compensation that is subject to taxation under Code Section 409A unless otherwise determined by the Committee.
     In addition to Other Stock-Based Awards that are payable in Shares, the Committee may award to a Grantee Restricted Stock Units that are payable in Shares or cash, or in a combination thereof. Restricted Stock Units are not intended to be deferred compensation that is subject to Code Section 409A; therefore, during the period beginning on the date such Incentive Award is granted and ending on the payment date specified in the Incentive Agreement, the Grantee’s right to payment under the Incentive Agreement must remain subject to a “substantial risk of forfeiture” within the meaning of such term under Code Section 409A. In addition, payment to the Grantee under the Incentive Agreement shall be made within two and one-half months (2 1/2) months following the end of the calendar year in which the substantial risk of forfeiture lapses unless an earlier payment date is specified in the Incentive Agreement.
4.2 Other Stock-Based Award Terms
     (a) Written Agreement. The terms and conditions of each grant of an Other Stock-Based Award shall be evidenced by an Incentive Agreement.
     (b) Purchase Price. Except to the extent that an Other Stock-Based Award is granted in substitution for an outstanding Incentive Award or is delivered upon exercise of a Stock Option, the amount of consideration required to be received by the Company shall be either (i) no consideration other than services actually rendered (in the case of authorized and unissued shares) or to be rendered, or (ii) as otherwise specified in the Incentive Agreement.
     (c) Performance Criteria and Other Terms. The Committee may specify Performance Criteria for (i) vesting in Other Stock-Based Awards and (ii) payment thereof to the Grantee, as it may determine in its discretion. The extent to which any such Performance Criteria have been met shall be determined and certified by the Committee in accordance with the requirements to qualify for the Performance-Based Exception under Code Section 162(m). All terms and conditions of Other Stock-Based Awards shall be determined by the Committee and set forth in the Incentive Agreement.
SECTION 5
PERFORMANCE-BASED AWARDS AND PERFORMANCE CRITERIA
     As determined by the Committee at the time of grant, Performance-Based Awards may be granted subject to performance objectives relating to one or more of the following within the meaning of Code Section 162(m) in order to qualify for the Performance-Based Exception (the “Performance Criteria”):
     (a) profits (including, but not limited to, profit growth, net operating profit or economic profit);

19

     (b) profit-related return ratios;
     (c) return measures (including, but not limited to, return on assets, capital, equity, investment or sales);
     (d) cash flow (including, but not limited to, operating cash flow, free cash flow or cash flow return on capital or investments);
     (e) earnings (including but not limited to, total shareholder return, earnings per share or earnings before or after taxes);
     (f) net sales growth;
     (g) net earnings or income (before or after taxes, interest, depreciation and/or amortization);
     (h) gross, operating or net profit margins;
     (i) productivity ratios;
     (j) share price (including, but not limited to, growth measures and total shareholder return);
     (k) turnover of assets, capital, or inventory;
     (l) expense targets;
     (m) margins;
     (n) measures of health, safety or environment;
     (o) operating efficiency;
     (p) customer service or satisfaction;
     (q) market share;
     (r) credit quality;
     (s) debt ratios (e.g., debt to equity and debt to total capital); and
     (t) working capital targets.
     Performance Criteria may be stated in absolute terms or relative to comparison companies or indices to be achieved during a Performance Period. The Committee shall establish one or more Performance Criteria for each Incentive Award that is intended to qualify for the Performance-Based Exception on its grant date.

20

     In establishing the Performance Criteria for each applicable Incentive Award, the Committee may provide that the effect of specified extraordinary or unusual events will be included or excluded (including, but not limited to, items of gain, loss or expense determined to be extraordinary or unusual in nature or infrequent in occurrence or related to the disposal of a segment of business or related to a change in accounting principle, all as determined in accordance with the standards under Opinion No. 30 of the Accounting Principles Board (APB Opinion 30) or other authoritative financial accounting standards). The terms of the stated Performance Criteria for each applicable Incentive Award, whether for a Performance Period of one (1) year or multiple years, must preclude the Committee’s discretion to increase the amount payable to any Grantee that would otherwise be due upon attainment of the Performance Criteria, but may permit the Committee to reduce the amount otherwise payable to the Grantee in the Committee’s discretion. The Performance Criteria specified in any Incentive Agreement need not be applicable to all Incentive Awards, and may be particular to an individual Grantee’s function or business unit. The Committee may establish the Performance Criteria of the Company (or any entity which is affiliated by common ownership with the Company) as determined and designated by the Committee, in its discretion, in the Incentive Agreement.
     Performance-Based Awards will be granted in the discretion of the Committee and will be (a) sufficiently objective so that an independent person or entity having knowledge of the relevant facts could determine the amount payable to Grantee, if applicable, and whether the pre-determined goals have been achieved with respect to the Incentive Award, (b) established at a time when the performance outcome is substantially uncertain, (c) established in writing no later than ninety (90) days after the commencement of the Performance Period to which they apply, and (d) based on operating earnings, performance against peers, earnings criteria or such other criteria as provided in this Section 5.
SECTION 6
PROVISIONS RELATING TO PLAN PARTICIPATION
6.1 Incentive Agreement
     Each Grantee to whom an Incentive Award is granted shall be required to enter into an Incentive Agreement with the Company, in such a form as is provided by the Committee. The Incentive Agreement shall contain specific terms as determined by the Committee, in its discretion, with respect to the Grantee’s particular Incentive Award. Such terms need not be uniform among all Grantees or any similarly situated Grantees. The Incentive Agreement may include, without limitation, vesting, forfeiture and other provisions particular to the particular Grantee’s Incentive Award, as well as, for example, provisions to the effect that the Grantee (a) shall not disclose any confidential information acquired during Employment with the Company, (b) shall abide by all the terms and conditions of the Plan and such other terms and conditions as may be imposed by the Committee, (c) shall not interfere with the employment or other service of any employee, (d) shall not compete with the Company or become involved in a conflict of interest with the interests of the Company, (e) shall forfeit an Incentive Award if terminated for Cause, (f) shall not be permitted to make an election under Code Section 83(b) when applicable, and (g) shall be subject to any other agreement between the Grantee and the Company regarding Shares that may be acquired under an Incentive Award including, without limitation, a shareholders’ agreement, buy-sell agreement, or other agreement restricting the transferability of

21

Shares by Grantee. An Incentive Agreement shall include such terms and conditions as are determined by the Committee, in its discretion, to be appropriate with respect to any individual Grantee. The Incentive Agreement shall be signed by the Grantee to whom the Incentive Award is made and by an Authorized Officer.
6.2 No Right to Employment
     Nothing in the Plan or any instrument executed pursuant to the Plan shall create any Employment rights (including without limitation, rights to continued Employment) in any Grantee or affect the right of the Company to terminate the Employment of any Grantee at any time without regard to the existence of the Plan.
6.3 Securities Requirements
     The Company shall be under no obligation to effect the registration pursuant to the Securities Act of 1933 of any Shares to be issued hereunder or to effect similar compliance under any state laws. Notwithstanding anything herein to the contrary, the Company shall not be obligated to cause to be issued or delivered any certificates evidencing Shares pursuant to the Plan unless and until the Company is advised by its counsel that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authorities, and the requirements of any securities exchange on which Shares are traded. The Committee may require, as a condition of the issuance and delivery of certificates evidencing Shares pursuant to the terms hereof, that the recipient of such Shares make such covenants, agreements and representations, and that such certificates bear such legends, as the Committee, in its discretion, deems necessary or desirable.
     The Committee may, in its discretion, defer the effectiveness of any exercise of an Incentive Award in order to allow the issuance of Shares to be made pursuant to registration or an exemption from registration or other methods for compliance available under federal or state securities laws. The Committee shall inform the Grantee in writing of its decision to defer the effectiveness of the exercise of an Incentive Award. During the period that the effectiveness of the exercise of an Incentive Award has been deferred, the Grantee may, by written notice to the Committee, withdraw such exercise and obtain the refund of any amount paid with respect thereto.
     If the Shares issuable on exercise of an Incentive Award are not registered under the Securities Act of 1933, the Company may imprint on the certificate for such Shares the following legend or any other legend which counsel for the Company considers necessary or advisable to comply with the Securities Act of 1933:
THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (“ACT”), OR THE SECURITIES LAWS OF ANY STATE. THE SECURITIES MAY NOT BE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO ANY APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND SUCH LAWS OR PURSUANT TO A WRITTEN OPINION OF COUNSEL

22

REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.
6.4 Transferability
     Incentive Awards granted under the Plan shall not be transferable or assignable other than: (a) by will or the laws of descent and distribution or (b) pursuant to a domestic relations order which transfer shall occur pursuant and subject to procedures established by the Committee; provided, however, only with respect to Incentive Awards consisting of Nonstatutory Stock Options, the Committee may, in its discretion, authorize all or a portion of the Nonstatutory Stock Options to be granted on terms which permit transfer by the Grantee to (i) the members of the Grantee’s Immediate Family, (ii) a trust or trusts for the exclusive benefit of Immediate Family members, (iii) a partnership in which such Immediate Family members are the only partners, or (iv) any other entity owned solely by Immediate Family members; provided that (A) there may be no consideration for any such transfer, (B) the Incentive Agreement pursuant to which such Nonstatutory Stock Options are granted must be approved by the Committee, and must expressly provide for transferability in a manner consistent with this Section 6.4, (C) subsequent transfers of transferred Nonstatutory Stock Options shall be prohibited except in accordance with clauses (a) and (b) (above) of this sentence, and (D) there may be no transfer of any Incentive Award in a listed transaction as described in IRS Notice 2003-47. Following any permitted transfer, the Nonstatutory Stock Option shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that the term “Grantee” shall be deemed to refer to the transferee. The events of termination of employment, as set out in Section 6.7 and in the Incentive Agreement, shall continue to be applied with respect to the original Grantee, and the Incentive Award shall be exercisable by the transferee only to the extent, and for the periods, specified in the Incentive Agreement.
     Except as may otherwise be permitted under the Code, in the event of a permitted transfer of a Nonstatutory Stock Option hereunder, the original Grantee shall remain subject to withholding taxes upon exercise. In addition, the Company and the Committee shall have no obligation to provide any notices to any Grantee or transferee thereof, including, for example, notice of the expiration of an Incentive Award following the original Grantee’s termination of employment.
     The designation by a Grantee of a beneficiary of an Incentive Award shall not constitute transfer of the Incentive Award. No transfer by will or by the laws of descent and distribution shall be effective to bind the Company unless the Committee has been furnished with a copy of the deceased Grantee’s enforceable will or such other evidence as the Committee deems necessary to establish the validity of the transfer. Any attempted transfer in violation of this Section 6.4 shall be void and ineffective. All determinations under this Section 6.4 shall be made by the Committee in its discretion.
6.5 Rights as a Shareholder
     (a) No Shareholder Rights. Except as otherwise provided in Section 3.1(b) for grants of Restricted Stock, a Grantee of an Incentive Award (or a permitted transferee of such

23

Grantee) shall have no rights as a shareholder with respect to any Shares of Common Stock until the issuance of a stock certificate or other record of ownership for such Shares.
     (b) Representation of Ownership. In the case of the exercise of an Incentive Award by a person or estate acquiring the right to exercise such Incentive Award by reason of the death or Disability of a Grantee, the Committee may require reasonable evidence as to the ownership of such Incentive Award or the authority of such person. The Committee may also require such consents and releases of taxing authorities as it deems advisable.
6.6 Change in Stock and Adjustments
     (a) Changes in Law or Circumstances. Subject to Section 6.8 (which only applies in the event of a Change of Control), in the event of any change in applicable law or any change in circumstances which results in or would result in any dilution of the rights granted under the Plan, or which otherwise warrants an equitable adjustment because it interferes with the intended operation of the Plan, then, if the Board or Committee should so determine, in its absolute discretion, that such change equitably requires an adjustment in the number or kind of shares of stock or other securities or property theretofore subject, or which may become subject, to issuance or transfer under the Plan or in the terms and conditions of outstanding Incentive Awards, such adjustment shall be made in accordance with such determination. Such adjustments may include changes with respect to (i) the aggregate number of Shares that may be issued under the Plan, (ii) the number of Shares subject to Incentive Awards, and (iii) the Option Price or other price per Share for outstanding Incentive Awards, but shall not result in the grant of any Stock Option with an exercise price less than 100% of the Fair Market Value per Share on the date of grant. The Board or Committee shall give notice to each applicable Grantee of such adjustment which shall be effective and binding.
     (b) Exercise of Corporate Powers. The existence of the Plan or outstanding Incentive Awards hereunder shall not affect in any way the right or power of the Company or its shareholders to make or authorize any or all adjustments, recapitalization, reorganization or other changes in the Company’s capital structure or its business or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stocks ahead of or affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding whether of a similar character or otherwise.
     (c) Recapitalization of the Company. Subject to Section 6.8 (which only applies in the event of a Change of Control), if while there are Incentive Awards outstanding, the Company shall effect any subdivision or consolidation of Shares of Common Stock or other capital readjustment, the payment of a stock dividend, stock split, combination of Shares, recapitalization or other increase or reduction in the number of Shares outstanding, without receiving compensation therefore in money, services or property, then the number of Shares available under the Plan and the number of Incentive Awards which may thereafter be exercised shall (i) in the event of an increase in the number of Shares outstanding, be proportionately increased and the Option Price or grant price per Share specified in any SAR grant of the Incentive Awards awarded shall be proportionately reduced; and (ii) in the event of a reduction in the number of Shares outstanding, be proportionately reduced, and the Option Price or grant

24

price per Share specified in any SAR grant of the Incentive Awards awarded shall be proportionately increased. The Board or Committee shall take such action and whatever other action it deems appropriate, in its discretion, so that the value of each outstanding Incentive Award to the Grantee shall not be adversely affected by a corporate event described in this Section 6.6(c).
     (d) Issue of Common Stock by the Company. Except as hereinabove expressly provided in this Section 6.6 and subject to Section 6.8 in the event of a Change of Control, the issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon any conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of, or Option Price or Fair Market Value of, any Incentive Awards then outstanding under previously granted Incentive Awards; provided, however, in such event, outstanding Shares of Restricted Stock shall be treated the same as outstanding unrestricted Shares of Common Stock.
     (e) Assumption under the Plan of Outstanding Stock Options. Notwithstanding any other provision of the Plan, the Board or Committee, in its discretion, may authorize the assumption and continuation under the Plan of outstanding and unexercised stock options or other types of stock-based incentive awards that were granted under a stock option plan (or other type of stock incentive plan or agreement) that is or was maintained by a corporation or other entity that was merged into, consolidated with, or whose stock or assets were acquired by, the Company as the surviving corporation. Any such action shall be upon such terms and conditions as the Board or Committee, in its discretion, may deem appropriate, including provisions to preserve the holder’s rights under the previously granted and unexercised stock option or other stock-based incentive award; such as, for example, retaining an existing exercise price under an outstanding stock option. Any such assumption and continuation of any such previously granted and unexercised incentive award shall be treated as an outstanding Incentive Award under the Plan and shall thus count against the number of Shares reserved for issuance pursuant to Section 1.4 in the manner set forth in Section 1.5. In addition, any Shares issued by the Company through the assumption or substitution of outstanding grants from an acquired company shall reduce the Shares available for grants under Section 1.4 in the manner set forth in Section 1.5.
     (f) Assumption of Incentive Awards by a Successor. Subject to the accelerated vesting and other provisions of Section 6.8 that apply in the event of a Change of Control, in the event of a Corporate Event (defined below), each Grantee shall be entitled to receive, in lieu of the number of Shares subject to Incentive Awards, such shares of capital stock or other securities or property as may be issuable or payable with respect to or in exchange for the number of Shares which Grantee would have received had he exercised the Incentive Award immediately prior to such Corporate Event, together with any adjustments (including, without limitation, adjustments to the Option Price and the number of Shares issuable on exercise of outstanding Stock Options). For this purpose, Shares of Restricted Stock shall be treated the same as unrestricted outstanding Shares of Common Stock. A “Corporate Event” means any of the following: (i) a dissolution or liquidation of the Company, (ii) a sale of all or substantially all of the Company’s assets, or (iii) a merger, consolidation or combination involving the Company (other than a merger, consolidation or combination (A) in which the Company is the continuing

25

or surviving corporation and (B) which does not result in the outstanding Shares being converted into or exchanged for different securities, cash or other property, or any combination thereof). The Board or Committee shall take whatever other action it deems appropriate to preserve the rights of Grantees holding outstanding Incentive Awards.
     Notwithstanding the previous paragraph of this Section 6.6(f), but subject to the accelerated vesting and other provisions of Section 6.8 that apply in the event of a Change of Control, in the event of a Corporate Event (described in the previous paragraph), the Board or Committee, in its discretion, shall have the right and power to:
          (i) cancel, effective immediately prior to the occurrence of the Corporate Event, each outstanding Incentive Award (whether or not then exercisable) and, in full consideration of such cancellation, pay to the Grantee an amount in cash equal to the excess of (A) the value, as determined by the Board or Committee, of the property (including cash) received by the holders of Common Stock as a result of such Corporate Event over (B) the exercise price of such Incentive Award, if any; provided, however, this subsection (i) shall be inapplicable to an Incentive Award granted within six (6) months before the occurrence of the Corporate Event if the Grantee is an Insider and such disposition is not exempt under Rule 16b-3 (or other rules preventing liability of the Insider under Section 16(b) of the Exchange Act) and, in that event, the provisions hereof shall be applicable to such Incentive Award after the expiration of six (6) months from the date of grant; or
          (ii) provide for the exchange or substitution of each Incentive Award outstanding immediately prior to such Corporate Event (whether or not then exercisable) for another award with respect to the Common Stock or other property for which such Incentive Award is exchangeable and, incident thereto, make an equitable adjustment as determined by the Board or Committee, in its discretion, in the Option Price or exercise price of the Incentive Award, if any, or in the number of Shares or amount of property (including cash) subject to the Incentive Award; or
          (iii) provide for assumption of the Plan and such outstanding Incentive Awards by the surviving entity or its parent. The Board or Committee, in its discretion, shall have the authority to take whatever action it deems to be necessary or appropriate to effectuate the provisions of this Section 6.6(f).
6.7 Termination of Employment, Death, Disability and Retirement
     (a) Termination of Employment. Unless otherwise expressly provided in the Grantee’s Incentive Agreement or the Plan, if the Grantee’s Employment is terminated for any reason other than due to his death, Disability, Retirement or for Cause, any non-vested portion of any Stock Option or other Incentive Award at the time of such termination shall automatically expire and terminate and no further vesting shall occur after the termination date. In such event, except as otherwise expressly provided in his Incentive Agreement, the Grantee shall be entitled to exercise his rights only with respect to the portion of the Incentive Award that was vested as of his termination of Employment date for a period that shall end on the earlier of (i) the expiration date set forth in the Incentive Agreement or (ii) ninety (90) days after the date of his termination of Employment.

26

     (b) Termination of Employment for Cause. Unless otherwise expressly provided in the Grantee’s Incentive Agreement or the Plan, in the event of the termination of a Grantee’s Employment for Cause, all vested and non-vested Stock Options and other Incentive Awards granted to such Grantee shall immediately expire, and shall not be exercisable to any extent, as of 12:01 a.m. (CST) on the date of such termination of Employment.
     (c) Retirement. Unless otherwise expressly provided in the Grantee’s Incentive Agreement or the Plan, upon the termination of Employment due to the Grantee’s Retirement:
          (i) any non-vested portion of any outstanding Option or other Incentive Award shall immediately terminate and no further vesting shall occur; and
          (ii) any vested Option or other Incentive Award shall expire on the earlier of (A) the expiration date set forth in the Incentive Agreement for such Incentive Award; or (B) the expiration of (1) six (6) months after the date of his termination of Employment due to Retirement in the case of any Incentive Award other than an Incentive Stock Option or (2) three months after his termination date in the case of an Incentive Stock Option.
     (d) Disability or Death. Unless otherwise expressly provided in the Grantee’s Incentive Agreement or the Plan, upon termination of Employment as a result of the Grantee’s Disability or death:
          (i) any non-vested portion of any outstanding Option or other Incentive Award shall immediately terminate upon termination of Employment and no further vesting shall occur; and
          (ii) any vested Incentive Award shall expire on the earlier of either (A) the expiration date set forth in the Incentive Agreement or (B) the one year anniversary date of the Grantee’s termination of Employment date.
     In the case of any vested Incentive Stock Option held by an Employee following termination of Employment, notwithstanding the definition of “Disability” in Section 1.2, whether the Employee has incurred a “Disability” for purposes of determining the length of the Option exercise period following termination of Employment under this Section 6.7(d) shall be determined by reference to Code Section 22(e)(3) to the extent required by Code Section 422(c)(6). The Committee shall determine whether a Disability for purposes of this Section 6.7(d) has occurred.
     (e) Continuation. Subject to the conditions and limitations of the Plan and applicable law and regulation in the event that a Grantee ceases to be an Employee, Outside Director or Consultant, as applicable, for whatever reason, the Committee and Grantee may mutually agree with respect to any outstanding Option or other Incentive Award then held by the Grantee (i) for an acceleration or other adjustment in any vesting schedule applicable to the Incentive Award; (ii) for a continuation of the exercise period following termination for a longer period than is otherwise provided under such Incentive Award; or (iii) to any other change in the terms and conditions of the Incentive Award. In the event of any such change to an outstanding Incentive Award, a written amendment to the Grantee’s Incentive Agreement shall be required. No amendment to a Grantee’s Incentive Award shall be made to the extent compensation

27

payable pursuant thereto as a result of such amendment would be considered deferred compensation subject to taxation under Code Section 409A, unless otherwise determined by the Committee.
6.8 Change of Control
     Notwithstanding any contrary provision in the Plan, in the event of a Change of Control (as defined below), the following actions shall automatically occur as of the day immediately preceding the Change of Control date unless expressly provided otherwise in the individual Grantee’s Incentive Agreement:
     (a) all of the Stock Options and Stock Appreciation Rights then outstanding shall become 100% vested and immediately and fully exercisable;
     (b) all of the restrictions and conditions of any Restricted Stock Awards, Restricted Stock Units and any Other Stock-Based Awards then outstanding shall be deemed satisfied, and the Restriction Period with respect thereto shall be deemed to have expired, and thus each such Incentive Award shall become free of all restrictions and fully vested; and
     (c) all of the Performance-Based Awards shall become fully vested, deemed earned in full, and promptly paid within thirty (30) days to the affected Grantees without regard to payment schedules and notwithstanding that the applicable performance cycle, retention cycle or other restrictions and conditions have not been completed or satisfied.
     For all purposes of this Plan, a “Change of Control” of the Company means the occurrence of any one or more of the following events:
     (a) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act (a “Person”)) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of fifty percent (50%) or more of either (i) the then outstanding shares of common stock of the Company (the “Outstanding Company Stock”) or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that the following acquisitions shall not constitute a Change of Control: (i) any acquisition directly from the Company or any Subsidiary, (ii) any acquisition by the Company or any Subsidiary or by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Subsidiary, or (iii) any acquisition by any corporation pursuant to a reorganization, merger, consolidation or similar business combination involving the Company (a “Merger”), if, following such Merger, the conditions described in Section 6.8(c) (below) are satisfied;
     (b) Individuals who, as of June 14, 2010, constitute the Board of Directors of the Company (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to June 14, 2010 whose election, or nomination for election by the Company’s shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an

28

actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board;
     (c) Consummation of a Merger, unless immediately following such Merger, (i) substantially all of the holders of the Outstanding Company Voting Securities immediately prior to Merger beneficially own, directly or indirectly, more than 50% of the common stock of the corporation resulting from such Merger (or its parent corporation) in substantially the same proportions as their ownership of Outstanding Company Voting Securities immediately prior to such Merger and (ii) at least a majority of the members of the board of directors of the corporation resulting from such Merger (or its parent corporation) were members of the Incumbent Board at the time of the execution of the initial agreement providing for such Merger;
     (d) The sale or other disposition of all or substantially all of the assets of the Company, unless immediately following such sale or other disposition, (i) substantially all of the holders of the Outstanding Company Voting Securities immediately prior to the consummation of such sale or other disposition beneficially own, directly or indirectly, more than 50% of the common stock of the corporation acquiring such assets in substantially the same proportions as their ownership of Outstanding Company Voting Securities immediately prior to the consummation of such sale or disposition, and (ii) at least a majority of the members of the board of directors of such corporation (or its parent corporation) were members of the Incumbent Board at the time of execution of the initial agreement or action of the Board providing for such sale or other disposition of assets of the Company; or
     (e) The consummation of the liquidation or dissolution of the Company.
     Notwithstanding the occurrence of any of the foregoing events set out in this Section 6.8 which would otherwise result in a Change of Control, the Board may determine in its discretion, if it deems it to be in the best interest of the Company, that an event or events otherwise constituting or reasonably leading to a Change of Control shall not be deemed a Change of Control hereunder. Such determination shall be effective only if it is made by the Board (i) prior to the occurrence of an event that otherwise would be, or reasonably lead to, a Change of Control, or (ii) after such event only if made by the Board a majority of which is composed of directors who were members of the Board immediately prior to the event that otherwise would be, or reasonably lead to, a Change of Control.
     Notwithstanding the foregoing provisions of this Section 6.8, to the extent that any payment or acceleration hereunder is subject to Code Section 409A with respect to an Incentive Award that provides for the deferral of compensation within the meaning of Code Section 409A, then the term Change of Control shall have the meaning set forth in Code Section 409A(2)(A)(v) and authoritative guidance issued thereunder which are incorporated herein by reference, but only to the extent inconsistent with the foregoing provisions of the Change of Control definition as determined by the Committee.

29

6.9 Exchange of Incentive Awards
     The Committee may, in its discretion, permit any Grantee to surrender outstanding Incentive Awards in order to exercise or realize his rights under other Incentive Awards or in exchange for the grant of new Incentive Awards, or require holders of Incentive Awards to surrender outstanding Incentive Awards (or comparable rights under other plans or arrangements) as a condition precedent to the grant of new Incentive Awards; provided, however, the Committee may not provide for the repricing or exchange of underwater Stock Options or SARs for cash consideration or other Incentive Awards unless such repricing or exchange receives the approval of a majority of the holders of the Shares. No exchange of Incentive Awards shall be made under this Section 6.9 if such surrender causes any Incentive Award to provide for the deferral of compensation in a manner that is subject to taxation under Code Section 409A (unless otherwise determined by the Committee).
6.10 Financing
     Subject to the requirements of the Sarbanes-Oxley Act of 2002, the Company may extend and maintain, or arrange for and guarantee, the extension and maintenance of financing to any Grantee to purchase Shares pursuant to exercise of an Incentive Award upon such terms as are approved by the Committee in its discretion.
SECTION 7
GENERAL
7.1 Effective Date and Grant Period
     This Plan, as amended and restated effective June 14, 2010 except as otherwise provided herein, was adopted by the Company on April 28, 2010 and approved by the shareholders of the Company on June 14, 2010, the effective date of the increase in Shares available for Incentive Awards under Section 1.4. Incentive Awards may be granted under the Plan at any time prior to receipt of such shareholder approval; provided, however, if the requisite shareholder approval is not obtained then any Incentive Awards granted hereunder shall automatically become null and void and of no force or effect. Notwithstanding the foregoing, any Incentive Award that is intended to satisfy the Performance-Based Exception shall not be granted until the terms of the Plan are disclosed to, and approved by, shareholders of the Company in accordance with the requirements of the Performance-Based Exception.
7.2 Funding and Liability of Company
     No provision of the Plan shall require the Company, for the purpose of satisfying any obligations under the Plan, to purchase assets or place any assets in a trust or other entity to which contributions are made, or otherwise to segregate any assets. In addition, the Company shall not be required to maintain separate bank accounts, books, records or other evidence of the existence of a segregated or separately maintained or administered fund for purposes of the Plan. Although bookkeeping accounts may be established with respect to Grantees who are entitled to cash, Common Stock or rights thereto under the Plan, any such accounts shall be used merely as a bookkeeping convenience. The Company shall not be required to segregate any assets that may at any time be represented by cash, Common Stock or rights thereto. The Plan shall not be

30

construed as providing for such segregation, nor shall the Company, the Board or the Committee be deemed to be a trustee of any cash, Common Stock or rights thereto. Any liability or obligation of the Company to any Grantee with respect to an Incentive Award shall be based solely upon any contractual obligations that may be created by this Plan and any Incentive Agreement, and no such liability or obligation of the Company shall be deemed to be secured by any pledge or other encumbrance on any property of the Company. None of the Company, the Board or the Committee shall be required to give any security or bond for the performance of any obligation that may be created by the Plan.
7.3 Withholding Taxes
     (a) Tax Withholding. The Company shall have the power and the right to deduct or withhold, or require a Grantee to remit to the Company, an amount sufficient to satisfy federal, state, and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of the Plan or an Incentive Award hereunder. Upon the lapse of restrictions on Restricted Stock, the Committee, in its discretion, may elect to satisfy the tax withholding requirement, in whole or in part, by having the Company withhold Shares having a Fair Market Value on the date the tax is to be determined equal to the minimum withholding taxes which could be imposed on the transaction as determined by the Committee.
     (b) Share Withholding. With respect to tax withholding required upon the exercise of Stock Options or SARs, upon the lapse of restrictions on Restricted Stock, or upon any other taxable event arising as a result of any Incentive Awards, Grantees may elect, subject to the approval of the Committee in its discretion, to satisfy the withholding requirement, in whole or in part, by having the Company withhold Shares having a Fair Market Value on the date the tax is to be determined equal to the minimum withholding taxes which could be imposed on the transaction as determined by the Committee. All such elections shall be made in writing, signed by the Grantee, and shall be subject to any restrictions or limitations that the Committee, in its discretion, deems appropriate.
     (c) Incentive Stock Options. With respect to Shares received by a Grantee pursuant to the exercise of an Incentive Stock Option, if such Grantee disposes of any such Shares within (i) two years from the date of grant of such Option or (ii) one year after the transfer of such shares to the Grantee, the Company shall have the right to withhold from any salary, wages or other compensation payable by the Company to the Grantee an amount sufficient to satisfy the minimum withholding taxes which could be imposed with respect to such disqualifying disposition.
     (d) Loans. To the extent permitted by the Sarbanes-Oxley Act of 2002 or other applicable law, the Committee may provide for loans, on either a short term or demand basis, from the Company to a Grantee who is an Employee or Consultant to permit the payment of taxes required by law.

31

7.4 No Guarantee of Tax Consequences
     Neither the Company nor the Committee makes any commitment or guarantee that any federal, state or local tax treatment will apply or be available to any person participating or eligible to participate hereunder.
7.5 Designation of Beneficiary by Participant
     Each Grantee may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of his death before he receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Grantee, shall be in a form prescribed by the Committee, and will be effective only when filed by the Grantee in writing with the Company’s Human Resources Department, with a copy to the Committee, during the Grantee’s lifetime, and received and accepted by the Human Resources Department. In the absence of any such designation, benefits remaining unpaid at the Grantee’s death shall be paid to the Grantee’s estate.
7.6 Deferrals
     The Committee shall not permit a Grantee to defer such Grantee’s receipt of the payment of cash or the delivery of Shares under the terms of his Incentive Agreement that would otherwise be due and payable by virtue of the lapse or waiver of restrictions with respect to Restricted Stock or another form of Incentive Award, or the satisfaction of any requirements or goals with respect to any Incentive Awards.
7.7 Amendment and Termination
     The Board shall have the power and authority to terminate or amend the Plan at any time; provided, however, the Board shall not, without the approval of the shareholders of the Company within the time period required by applicable law:
     (a) except as provided in Section 6.6, increase the maximum number of Shares which may be issued under the Plan pursuant to Section 1.4;
     (b) amend the requirements as to the class of Employees eligible to purchase Common Stock under the Plan;
     (c) extend the term of the Plan; or,
     (d) if the Company is a Publicly Held Corporation (i) increase the maximum limits on Incentive Awards to Covered Employees as set for compliance with the Performance-Based Exception or (ii) decrease the authority granted to the Committee under the Plan in contravention of Rule 16b-3 under the Exchange Act.
     No termination, amendment, or modification of the Plan shall adversely affect in any material way any outstanding Incentive Award previously granted to a Grantee under the Plan, without the written consent of such Grantee or other designated holder of such Incentive Award.

32

Nothing in the preceding sentence shall limit the ability of the Board or Committee to exercise its discretion as provided in Section 6.6(f).
     In addition, to the extent that the Committee determines that (a) the listing for qualification requirements of any national securities exchange or quotation system on which the Company’s Common Stock is then listed or quoted, if applicable, or (b) the Code (or regulations promulgated thereunder), require shareholder approval in order to maintain compliance with such listing requirements or to maintain any favorable tax advantages or qualifications, then the Plan shall not be amended in such respect without approval of the Company’s shareholders.
7.8 Requirements of Law
     (a) Governmental Entities and Securities Exchanges. The granting of Incentive Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required. Certificates evidencing shares of Common Stock delivered under this Plan (to the extent that such shares are so evidenced) may be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules and regulations of the Securities and Exchange Commission, any securities exchange or transaction reporting system upon which the Common Stock is then listed or to which it is admitted for quotation, and any applicable federal or state securities law, if applicable. The Committee may cause a legend or legends to be placed upon such certificates (if any) to make appropriate reference to such restrictions.
     (b) Securities Act Rule 701. If no class of the Company’s securities is registered under Section 12 of the Exchange Act, then unless otherwise determined by the Committee, grants of Incentive Awards to “Rule 701 Grantees” (as defined below) and issuances of the underlying shares of Common Stock, if any, on the exercise or conversion of such Incentive Awards are intended to comply with all applicable conditions of Securities Act Rule 701 (“Rule 701”), including, without limitation, the restrictions as to the amount of securities that may be offered and sold in reliance on Rule 701, so as to qualify for an exemption from the registration requirements of the Securities Act. Any ambiguities or inconsistencies in the construction of an Incentive Award or the Plan shall be interpreted to give effect to such intention. In accordance with Rule 701, each Grantee shall receive a copy of the Plan on or before the date an Incentive Award is granted to him, as well as the additional disclosure required by Rule 701 (e) if the aggregate sales price or amount of securities sold during any consecutive 12-month period exceeds $5,000,000 as determined under Rule 701(e). If Rule 701 (or any successor provision) is amended to eliminate or otherwise modify any of the requirements specified in Rule 701, then the provisions of this Section 7.8(b) shall be interpreted and construed in accordance with Rule 701 as so amended. For purposes of this Section 7.8(b), as determined in accordance with Rule 701, “Rule 701 Grantees” shall mean any Grantee other than a director of the Company, the Company’s chairman, CEO, president, chief financial officer, controller and any vice president of the Company, and any other key employee of the Company who generally has access to financial and other business related information and possesses sufficient sophistication to understand and evaluate such information.

33

7.9 Rule 16b-3 Securities Law Compliance for Insiders
     If the Company is a Publicly Held Corporation, transactions under the Plan with respect to Insiders are intended to comply with all applicable conditions of Rule 16b-3 under the Exchange Act. Any ambiguities or inconsistencies in the construction of an Incentive Award or the Plan shall be interpreted to give effect to such intention, and to the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void to the extent permitted by law and deemed advisable by the Committee in its discretion.
7.10 Compliance with Code Section 162(m) for Publicly Held Corporation
     If the Company is a Publicly Held Corporation, unless otherwise determined by the Committee with respect to any particular Incentive Award, it is intended that the Plan shall comply fully with the applicable requirements so that any Incentive Awards subject to Section 162(m) that are granted to Covered Employees shall qualify for the Performance-Based Exception. If any provision of the Plan or an Incentive Agreement would disqualify the Plan or would not otherwise permit the Plan or Incentive Award to comply with the Performance-Based Exception as so intended, such provision shall be construed or deemed to be amended to conform to the requirements of the Performance-Based Exception to the extent permitted by applicable law and deemed advisable by the Committee; provided, however, no such construction or amendment shall have an adverse effect on the prior grant of an Incentive Award or the economic value to a Grantee of any outstanding Incentive Award.
7.11 Notices
     (a) Notice From Insiders to Secretary of Change in Beneficial Ownership. Within two business days after the date of a change in beneficial ownership of the Common Stock issued or delivered pursuant to this Plan, an Insider should report to the Secretary of the Company any such change to the beneficial ownership of Common Stock that is required to be reported with respect to such Insider under Rule 16(a)-3 promulgated pursuant to the Exchange Act. Whenever reasonably feasible, Insiders will provide the Committee with advance notification of such change in beneficial ownership.
     (b) Notice to Insiders and Securities and Exchange Commission. The Company shall provide notice to any Insider, as well as to the Securities and Exchange Commission, of any “blackout period,” as defined in Section 306(a)(4) of the Sarbanes-Oxley Act of 2002, in any case in which Insider is subject to the requirements of Section 304 of said Act in connection with such “blackout period.”
7.12 Pre-Clearance Agreement with Brokers
     Notwithstanding anything in the Plan to the contrary, no shares of Common Stock issued pursuant to this Plan will be delivered to a broker or dealer that receives such shares for the account of an Insider unless and until the broker or dealer enters into a written agreement with the Company whereby such broker or dealer agrees to report immediately to the Secretary of the Company (or other designated person) a change in the beneficial ownership of such shares.

34

7.13 Successors to Company
     Except as otherwise provided in Section 6.6(f), all obligations of the Company under the Plan with respect to Incentive Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.
7.14 Miscellaneous Provisions
     (a) No Employee, Consultant, Outside Director, or other person shall have any claim or right to be granted an Incentive Award under the Plan. Neither the Plan, nor any action taken hereunder, shall be construed as giving any Employee, Consultant, or Outside Director any right to be retained in the Employment or other service of the Company or any Parent or Subsidiary.
     (b) The expenses of the Plan shall be borne by the Company.
     (c) By accepting any Incentive Award, each Grantee and each person claiming by or through him shall be deemed to have indicated his acceptance of the Plan.
7.15 Severability
     In the event that any provision of this Plan shall be held illegal, invalid or unenforceable for any reason, such provision shall be fully severable, but shall not affect the remaining provisions of the Plan, and the Plan shall be construed and enforced as if the illegal, invalid, or unenforceable provision was not included herein.
7.16 Gender, Tense and Headings
     Whenever the context so requires, words of the masculine gender used herein shall include the feminine and neuter, and words used in the singular shall include the plural. Section headings as used herein are inserted solely for convenience and reference and constitute no part of the interpretation or construction of the Plan.
7.17 Governing Law
     The Plan shall be interpreted, construed and constructed in accordance with the laws of the State of Delaware without regard to its conflicts of law provisions, except as may be superseded by applicable laws of the United States.

35

     IN WITNESS WHEREOF, the Company has caused this Plan to be duly executed in its name and on its behalf by its duly authorized officer, effective as of June 14, 2010.

T-3 ENERGY SERVICES, INC.

By:

Name:

Title:

36

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.
We encourage you to take advantage of Internet or telephone voting.
Both are available 24 hours a day, 7 days a week.
Internet and telephone voting is available through 11:59 PM Eastern Time the day prior to the shareholder meeting date.

T-3 ENERGY
SERVICES, INC.

INTERNET
http://www.proxyvoting.com/ttes
Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site.
OR
TELEPHONE
1-866-540-5760
Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.
If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card.
To vote by mail, mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.
Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

     70667
▼ FOLD AND DETACH HERE ▼

Please mark your votes as indicated in this example	☒

WITHHOLD
	FOR the	AUTHORITY
	nominee	to vote for the
	listed	nominee
	at left	listed at left

1. Election of Class III Director	☐	☐

01 Lisa W. Rodriguez

		FOR	AGAINST	ABSTAIN

2.	Proposal to amend and restate the 2002 Stock Incentive Plan primarily to increase the number of shares available thereunder.	☐	☐	☐

3.	Proposal to ratify the selection of Ernst & Young LLP as the Company’s Independent Registered Public Accounting Firm for the year ending December 31, 2010.	☐	☐	☐

4.	In their discretion, on such other matters as may properly come before the meeting; hereby revoking any proxy or proxies heretofore given by the undersigned.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE CLASS III DIRECTOR, FOR THE ADOPTION OF THE AMENDED AND RESTATED 2002 STOCK INCENTIVE PLAN AND FOR THE PROPOSAL TO RATIFY THE SELECTION OF ERNST & YOUNG LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2010 AND, IF NO SPECIFICATION IS MADE, THE SHARES WILL BE VOTED FOR THE NOMINEES NAMED HEREIN, FOR THE ADOPTION OF THE AMENDED AND RESTATED 2002 STOCK INCENTIVE PLAN AND FOR THE RATIFICATION OF ERNST & YOUNG LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2010.

PLEASE SIGN AND RETURN IN THE ENCLOSED ENVELOPE.

Mark Here for Address Change or Comments SEE REVERSE	☐

Signature	Signature	Date	,	2010

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

You can now access your T-3 Energy Services, Inc. account online.
Access your T-3 Energy Services, Inc. account online via Investor ServiceDirect® (ISD).
BNY Mellon Shareowner Services, the transfer agent for T-3 Energy Services, Inc., now makes it easy and convenient to get current information on your shareholder account.

• View account status	• View payment history for dividends
• View certificate history	• Make address changes
• View book-entry information	• Obtain a duplicate 1099 tax form
Visit us on the web at http://www.bnymellon.com/shareowner/isd
For Technical Assistance Call 1-877-978-7778 between 9am-7pm
Monday-Friday Eastern Time
Investor ServiceDirect®
Available 24 hours per day, 7 days per week
TOLL FREE NUMBER: 1-800-370-1163

Choose MLinkSM for fast, easy and secure 24/7 online access to your future proxy materials, investment plan statements, tax documents and more. Simply log on to Investor ServiceDirect® at www.bnymellon.com/shareowner/isd where step-by-step instructions will prompt you through enrollment.
▼ FOLD AND DETACH HERE ▼
Form of Proxy Card
T-3 ENERGY SERVICES, INC.
This Proxy is solicited by the Board of Directors
For the Annual Meeting of Stockholders to be held Monday, June 14, 2010
     The undersigned stockholder of T-3 Energy Services, Inc. (the “Company”) hereby appoints Steven W. Krablin and James M. Mitchell, or either one or both of them, attorneys and proxies of the undersigned, each with full power of substitution, to vote on behalf of the undersigned at the Annual Meeting of Stockholders of T-3 Energy Services, Inc. to be held at the Company’s offices located at 7135 Ardmore St., Houston, TX 77054, on Monday, June 14, 2010, at 10:00 a.m. (Houston Time), and at any adjournments of said meeting, all of the shares of common stock in the name of the undersigned or which the undersigned may be entitled to vote.
     This proxy will be voted as directed or, if no contrary direction is indicated, will be voted FOR items 1, 2, and 3, and as the proxies deem advisable on such other matters as may come before the meeting.

Address Change/Comments
(Mark the corresponding box on the reverse side)

BNY MELLON SHAREOWNER SERVICES
P.O. BOX 3550
SOUTH HACKENSACK, NJ 07606-9250
(Continued and to be marked, dated and signed, on the other side)
70667